BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                   Depositor,

                            EMC MORTGAGE CORPORATION,

                           Seller and Master Servicer,

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,

                                     Trustee

                              ____________________

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2005
                    ________________________________________

              BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-HE2

                   ASSET-BACKED CERTIFICATES, SERIES 2005-HE2




                                TABLE OF CONTENTS

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
                                                                                                               PAGE
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01          Defined Terms...............................................................................6
Section 1.02          Allocation of Certain Interest Shortfalls..................................................75

                                   ARTICLE II

             CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

Section 2.01          Conveyance of Trust Fund...................................................................77
Section 2.02          Acceptance of the Mortgage Loans...........................................................79
Section 2.03          Representations, Warranties and Covenants of the Master Servicer and the Seller............81
Section 2.04          Representations and Warranties of the Depositor............................................86
Section 2.05          Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases............87
Section 2.06          Countersignature and Delivery of Certificates..............................................88

                                   ARTICLE III

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.01          The Master Servicer to act as Master Servicer..............................................90
Section 3.02          Due-on-Sale Clauses; Assumption Agreements.................................................91
Section 3.03          Subservicers...............................................................................92
Section 3.04          Documents, Records and Funds in Possession of the Master Servicer To Be Held for
                      Trustee....................................................................................93
Section 3.05          Maintenance of Hazard Insurance............................................................93
Section 3.06          Presentment of Claims and Collection of Proceeds...........................................94
Section 3.07          Maintenance of the Primary Mortgage Insurance Policies.....................................94
Section 3.08          Fidelity Bond, Errors and Omissions Insurance..............................................95
Section 3.09          Realization Upon Defaulted Mortgage Loans; Determination of Excess Liquidation
                      Proceeds and Realized Losses; Repurchases of Certain Mortgage Loans........................95
Section 3.10          Servicing Compensation.....................................................................98
Section 3.11          REO Property...............................................................................98
Section 3.12          Liquidation Reports........................................................................99
Section 3.13          Annual Certificate as to Compliance........................................................99
Section 3.14          Annual Independent Certified Public Accountants' Servicing Report..........................99
Section 3.15          Books and Records.........................................................................100
Section 3.16          Reports Filed with Securities and Exchange Commission.....................................100

Section 3.17          UCC.......................................................................................102
Section 3.18          Optional Purchase of Certain Mortgage Loans...............................................102
Section 3.19          Obligations of the Master Servicer in Respect of Mortgage Rates and Scheduled
                      Payments..................................................................................103
Section 3.20          Reserve Fund; Payments to and from Swap Administrator.....................................103
Section 3.21          Advancing Facility........................................................................106

                                   ARTICLE IV

                                    ACCOUNTS

Section 4.01          Collection of Mortgage Loan Payments; Protected Account...................................108
Section 4.02          Permitted Withdrawals From the Protected Account..........................................110
Section 4.03          Collection of Taxes; Assessments and Similar Items; Escrow Accounts.......................112
Section 4.04          Distribution Account......................................................................112
Section 4.05          Permitted Withdrawals and Transfers from the Distribution Account.........................113
Section 4.06          Class P Certificate Account...............................................................113

                                    ARTICLE V

                           DISTRIBUTIONS AND ADVANCES

Section 5.01          Advances..................................................................................114
Section 5.02          Compensating Interest Payments............................................................115
Section 5.03          REMIC Distributions.......................................................................115
Section 5.04          Distributions.............................................................................115
Section 5.05          Allocation of Realized Losses.............................................................121
Section 5.06          Monthly Statements to Certificateholders..................................................124
Section 5.07          REMIC Designations and REMIC Distributions................................................127

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01          The Certificates..........................................................................133
Section 6.02          Certificate Register; Registration of Transfer and Exchange of Certificates...............134
Section 6.03          Mutilated, Destroyed, Lost or Stolen Certificates.........................................138
Section 6.04          Persons Deemed Owners.....................................................................139
Section 6.05          Access to List of Certificateholders' Names and Addresses.................................139
Section 6.06          Book-Entry Certificates...................................................................139
Section 6.07          Notices to Depository.....................................................................140
Section 6.08          Definitive Certificates...................................................................140
Section 6.09          Maintenance of Office or Agency...........................................................141

                                       ii

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
                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01          Liabilities of the Depositor and the Master Servicer......................................142
Section 7.02          Merger or Consolidation of the Depositor or the Master Servicer...........................142
Section 7.03          Indemnification of the Trustee and the Master Servicer....................................142
Section 7.04          Limitations on Liability of the Depositor, the Master Servicer and Others.................143
Section 7.05          Master Servicer Not to Resign.............................................................144
Section 7.06          Successor Master Servicer.................................................................144
Section 7.07          Sale and Assignment of Master Servicing...................................................144

                                  ARTICLE VIII

                     DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01          Events of Default.........................................................................146
Section 8.02          Trustee to Act; Appointment of Successor..................................................148
Section 8.03          Notification to Certificateholders........................................................149
Section 8.04          Waiver of Defaults........................................................................149

                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

Section 9.01          Duties of Trustee.........................................................................151
Section 9.02          Certain Matters Affecting the Trustee.....................................................152
Section 9.03          Trustee Not Liable for Certificates or Mortgage Loans.....................................155
Section 9.04          Trustee May Own Certificates..............................................................155
Section 9.05          Trustee's Fees and Expenses...............................................................155
Section 9.06          Eligibility Requirements for Trustee......................................................156
Section 9.07          Insurance.................................................................................156
Section 9.08          Resignation and Removal of Trustee........................................................156
Section 9.09          Successor Trustee.........................................................................157
Section 9.10          Merger or Consolidation of Trustee........................................................158
Section 9.11          Appointment of Co-Trustee or Separate Trustee.............................................158
Section 9.12          Tax Matters...............................................................................159

                                    ARTICLE X

                                   TERMINATION

Section 10.01         Termination upon Liquidation or Repurchase of all Mortgage Loans..........................162
Section 10.02         Final Distribution on the Certificates....................................................162
Section 10.03         Additional Termination Requirements.......................................................165

                                       iii

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
                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01         Amendment.................................................................................167
Section 11.02         Recordation of Agreement; Counterparts....................................................168
Section 11.03         Governing Law.............................................................................169
Section 11.04         Intention of Parties......................................................................169
Section 11.05         Notices...................................................................................169
Section 11.06         Severability of Provisions................................................................170
Section 11.07         Assignment................................................................................170
Section 11.08         Limitation on Rights of Certificateholders................................................170
Section 11.09         Inspection and Audit Rights...............................................................172
Section 11.10         Certificates Nonassessable and Fully Paid.................................................172
Section 11.11         Third Party Rights........................................................................172


EXHIBITS
--------

Exhibit A-1                         Form of Class A Certificates
Exhibit A-2                         Form of Class M Certificates
Exhibit A-3                         Form of Class P Certificates
Exhibit A-4                         Form of Class CE Certificates
Exhibit A-5                         Form of Class R Certificates
Exhibit B                           Mortgage Loan Schedule
Exhibit C                           Form of Transfer Affidavit
Exhibit D                           Form of Transferor Certificate
Exhibit E                           Form of Investment Letter (Non-Rule 144A)
Exhibit F                           Form of Rule 144A and Related Matters Certificate
Exhibit G                           Form of Request for Release
Exhibit H                           DTC Letter of Representations
Exhibit I                           Schedule of Mortgage Loans with Lost Notes
Exhibit J                           Form of Custodial Agreement
Exhibit K                           Form of Back-Up Certification
Exhibit L                           Form of Mortgage Loan Purchase Agreement
Exhibit M                           Swap Agreement


                                       iv

         POOLING AND SERVICING AGREEMENT, dated as of February 1, 2005, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates.

                                     REMIC I
                                     -------

         As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (other than the Reserve Fund, the Swap Agreement, the Swap Account and any rights or obligations in respect of the Swap Administration Agreement) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-1 Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
     I-1-A           Variable(2)       $      1,176,508.43   February 25, 2035
     I-1-B           Variable(2)       $      1,176,508.43   February 25, 2035
     I-2-A           Variable(2)       $      1,512,976.07   February 25, 2035
     I-2-B           Variable(2)       $      1,512,976.07   February 25, 2035
     I-3-A           Variable(2)       $      1,849,089.61   February 25, 2035
     I-3-B           Variable(2)       $      1,849,089.61   February 25, 2035
     I-4-A           Variable(2)       $      2,181,990.40   February 25, 2035
     I-4-B           Variable(2)       $      2,181,990.40   February 25, 2035
     I-5-A           Variable(2)       $      2,508,686.84   February 25, 2035
     I-5-B           Variable(2)       $      2,508,686.84   February 25, 2035
     I-6-A           Variable(2)       $      2,825,229.97   February 25, 2035
     I-6-B           Variable(2)       $      2,825,229.97   February 25, 2035
     I-7-A           Variable(2)       $      3,129,485.85   February 25, 2035
     I-7-B           Variable(2)       $      3,129,485.85   February 25, 2035
     I-8-A           Variable(2)       $      3,417,728.76   February 25, 2035
     I-8-B           Variable(2)       $      3,417,728.76   February 25, 2035
     I-9-A           Variable(2)       $      3,684,708.89   February 25, 2035
     I-9-B           Variable(2)       $      3,684,708.89   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    I-10-A           Variable(2)       $      3,892,233.20   February 25, 2035
    I-10-B           Variable(2)       $      3,892,233.20   February 25, 2035
    I-11-A           Variable(2)       $      3,818,218.86   February 25, 2035
    I-11-B           Variable(2)       $      3,818,218.86   February 25, 2035
    I-12-A           Variable(2)       $      3,647,101.99   February 25, 2035
    I-12-B           Variable(2)       $      3,647,101.99   February 25, 2035
    I-13-A           Variable(2)       $      3,481,997.75   February 25, 2035
    I-13-B           Variable(2)       $      3,481,997.75   February 25, 2035
    I-14-A           Variable(2)       $      3,324,458.70   February 25, 2035
    I-14-B           Variable(2)       $      3,324,458.70   February 25, 2035
    I-15-A           Variable(2)       $      3,174,135.22   February 25, 2035
    I-15-B           Variable(2)       $      3,174,135.22   February 25, 2035
    I-16-A           Variable(2)       $      3,030,692.07   February 25, 2035
    I-16-B           Variable(2)       $      3,030,692.07   February 25, 2035
    I-17-A           Variable(2)       $      2,893,815.37   February 25, 2035
    I-17-B           Variable(2)       $      2,893,815.37   February 25, 2035
    I-18-A           Variable(2)       $      2,763,194.74   February 25, 2035
    I-18-B           Variable(2)       $      2,763,194.74   February 25, 2035
    I-19-A           Variable(2)       $      2,638,552.04   February 25, 2035
    I-19-B           Variable(2)       $      2,638,552.04   February 25, 2035
    I-20-A           Variable(2)       $      2,519,605.97   February 25, 2035
    I-20-B           Variable(2)       $      2,519,605.97   February 25, 2035
    I-21-A           Variable(2)       $      2,406,093.75   February 25, 2035
    I-21-B           Variable(2)       $      2,406,093.75   February 25, 2035
    I-22-A           Variable(2)       $      2,297,784.91   February 25, 2035
    I-22-B           Variable(2)       $      2,297,784.91   February 25, 2035
    I-23-A           Variable(2)       $      2,190,104.73   February 25, 2035
    I-23-B           Variable(2)       $      2,190,104.73   February 25, 2035
    I-24-A           Variable(2)       $     32,945,914.54   February 25, 2035
    I-24-B           Variable(2)       $     32,945,914.54   February 25, 2035
    I-25-A           Variable(2)       $        538,570.39   February 25, 2035
    I-25-B           Variable(2)       $        538,570.39   February 25, 2035
    I-26-A           Variable(2)       $        517,956.06   February 25, 2035
    I-26-B           Variable(2)       $        517,956.06   February 25, 2035
    I-27-A           Variable(2)       $        498,161.83   February 25, 2035
    I-27-B           Variable(2)       $        498,161.83   February 25, 2035
    I-28-A           Variable(2)       $        479,153.83   February 25, 2035
    I-28-B           Variable(2)       $        479,153.83   February 25, 2035
    I-29-A           Variable(2)       $        460,899.64   February 25, 2035
    I-29-B           Variable(2)       $        460,899.64   February 25, 2035
    I-30-A           Variable(2)       $        443,368.21   February 25, 2035
    I-30-B           Variable(2)       $        443,368.21   February 25, 2035
    I-31-A           Variable(2)       $        426,529.84   February 25, 2035
    I-31-B           Variable(2)       $        426,529.84   February 25, 2035
    I-32-A           Variable(2)       $        410,356.05   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    I-32-B           Variable(2)       $        410,356.05   February 25, 2035
    I-33-A           Variable(2)       $        394,819.61   February 25, 2035
    I-33-B           Variable(2)       $        394,819.61   February 25, 2035
    I-34-A           Variable(2)       $        379,783.36   February 25, 2035
    I-34-B           Variable(2)       $        379,783.36   February 25, 2035
    I-35-A           Variable(2)       $        365,066.46   February 25, 2035
    I-35-B           Variable(2)       $        365,066.46   February 25, 2035
    I-36-A           Variable(2)       $      3,063,660.58   February 25, 2035
    I-36-B           Variable(2)       $      3,063,660.58   February 25, 2035
    I-37-A           Variable(2)       $        209,701.36   February 25, 2035
    I-37-B           Variable(2)       $        209,701.36   February 25, 2035
    I-38-A           Variable(2)       $        203,091.55   February 25, 2035
    I-38-B           Variable(2)       $        203,091.55   February 25, 2035
    I-39-A           Variable(2)       $        196,688.95   February 25, 2035
    I-39-B           Variable(2)       $        196,688.95   February 25, 2035
    I-40-A           Variable(2)       $        190,487.08   February 25, 2035
    I-40-B           Variable(2)       $        190,487.08   February 25, 2035
    I-41-A           Variable(2)       $        184,479.68   February 25, 2035
    I-41-B           Variable(2)       $        184,479.68   February 25, 2035
    I-42-A           Variable(2)       $        178,660.67   February 25, 2035
    I-42-B           Variable(2)       $        178,660.67   February 25, 2035
    I-43-A           Variable(2)       $        173,024.18   February 25, 2035
    I-43-B           Variable(2)       $        173,024.18   February 25, 2035
    I-44-A           Variable(2)       $        167,564.50   February 25, 2035
    I-44-B           Variable(2)       $        167,564.50   February 25, 2035
    I-45-A           Variable(2)       $        162,276.11   February 25, 2035
    I-45-B           Variable(2)       $        162,276.11   February 25, 2035
    I-46-A           Variable(2)       $        157,153.66   February 25, 2035
    I-46-B           Variable(2)       $        157,153.66   February 25, 2035
    I-47-A           Variable(2)       $        152,191.97   February 25, 2035
    I-47-B           Variable(2)       $        152,191.97   February 25, 2035
    I-48-A           Variable(2)       $        147,386.01   February 25, 2035
    I-48-B           Variable(2)       $        147,386.01   February 25, 2035
    I-49-A           Variable(2)       $        142,730.91   February 25, 2035
    I-49-B           Variable(2)       $        142,730.91   February 25, 2035
    I-50-A           Variable(2)       $        138,221.98   February 25, 2035
    I-50-B           Variable(2)       $        138,221.98   February 25, 2035
    I-51-A           Variable(2)       $        133,854.62   February 25, 2035
    I-51-B           Variable(2)       $        133,854.62   February 25, 2035
    I-52-A           Variable(2)       $        129,624.42   February 25, 2035
    I-52-B           Variable(2)       $        129,624.42   February 25, 2035
    I-53-A           Variable(2)       $        125,527.09   February 25, 2035
    I-53-B           Variable(2)       $        125,527.09   February 25, 2035
    I-54-A           Variable(2)       $        121,558.49   February 25, 2035
    I-54-B           Variable(2)       $        121,558.49   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    I-55-A           Variable(2)       $        117,714.57   February 25, 2035
    I-55-B           Variable(2)       $        117,714.57   February 25, 2035
    I-56-A           Variable(2)       $        113,991.45   February 25, 2035
    I-56-B           Variable(2)       $        113,991.45   February 25, 2035
    I-57-A           Variable(2)       $        110,385.34   February 25, 2035
    I-57-B           Variable(2)       $        110,385.34   February 25, 2035
    I-58-A           Variable(2)       $        106,921.99   February 25, 2035
    I-58-B           Variable(2)       $        106,921.99   February 25, 2035
    I-59-A           Variable(2)       $        103,765.47   February 25, 2035
    I-59-B           Variable(2)       $        103,765.47   February 25, 2035
    I-60-A           Variable(2)       $      3,137,735.85   February 25, 2035
    I-60-B           Variable(2)       $      3,137,735.85   February 25, 2035
    II-1-A           Variable(2)       $      1,466,874.99   February 25, 2035
    II-1-B           Variable(2)       $      1,466,874.99   February 25, 2035
    II-2-A           Variable(2)       $      1,886,384.06   February 25, 2035
    II-2-B           Variable(2)       $      1,886,384.06   February 25, 2035
    II-3-A           Variable(2)       $      2,305,451.65   February 25, 2035
    II-3-B           Variable(2)       $      2,305,451.65   February 25, 2035
    II-4-A           Variable(2)       $      2,720,513.56   February 25, 2035
    II-4-B           Variable(2)       $      2,720,513.56   February 25, 2035
    II-5-A           Variable(2)       $      3,127,839.87   February 25, 2035
    II-5-B           Variable(2)       $      3,127,839.87   February 25, 2035
    II-6-A           Variable(2)       $      3,522,506.99   February 25, 2035
    II-6-B           Variable(2)       $      3,522,506.99   February 25, 2035
    II-7-A           Variable(2)       $      3,901,854.33   February 25, 2035
    II-7-B           Variable(2)       $      3,901,854.33   February 25, 2035
    II-8-A           Variable(2)       $      4,261,236.63   February 25, 2035
    II-8-B           Variable(2)       $      4,261,236.63   February 25, 2035
    II-9-A           Variable(2)       $      4,594,108.43   February 25, 2035
    II-9-B           Variable(2)       $      4,594,108.43   February 25, 2035
    II-10-A          Variable(2)       $      4,852,850.49   February 25, 2035
    II-10-B          Variable(2)       $      4,852,850.49   February 25, 2035
    II-11-A          Variable(2)       $      4,760,569.14   February 25, 2035
    II-11-B          Variable(2)       $      4,760,569.14   February 25, 2035
    II-12-A          Variable(2)       $      4,547,220.01   February 25, 2035
    II-12-B          Variable(2)       $      4,547,220.01   February 25, 2035
    II-13-A          Variable(2)       $      4,341,367.45   February 25, 2035
    II-13-B          Variable(2)       $      4,341,367.45   February 25, 2035
    II-14-A          Variable(2)       $      4,144,947.19   February 25, 2035
    II-14-B          Variable(2)       $      4,144,947.19   February 25, 2035
    II-15-A          Variable(2)       $      3,957,523.32   February 25, 2035
    II-15-B          Variable(2)       $      3,957,523.32   February 25, 2035
    II-16-A          Variable(2)       $      3,778,677.89   February 25, 2035
    II-16-B          Variable(2)       $      3,778,677.89   February 25, 2035
    II-17-A          Variable(2)       $      3,608,019.52   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    II-17-B          Variable(2)       $      3,608,019.52   February 25, 2035
    II-18-A          Variable(2)       $      3,445,161.25   February 25, 2035
    II-18-B          Variable(2)       $      3,445,161.25   February 25, 2035
    II-19-A          Variable(2)       $      3,289,756.27   February 25, 2035
    II-19-B          Variable(2)       $      3,289,756.27   February 25, 2035
    II-20-A          Variable(2)       $      3,141,453.88   February 25, 2035
    II-20-B          Variable(2)       $      3,141,453.88   February 25, 2035
    II-21-A          Variable(2)       $      2,999,926.43   February 25, 2035
    II-21-B          Variable(2)       $      2,999,926.43   February 25, 2035
    II-22-A          Variable(2)       $      2,864,886.58   February 25, 2035
    II-22-B          Variable(2)       $      2,864,886.58   February 25, 2035
    II-23-A          Variable(2)       $      2,730,630.54   February 25, 2035
    II-23-B          Variable(2)       $      2,730,630.54   February 25, 2035
    II-24-A          Variable(2)       $     41,077,085.95   February 25, 2035
    II-24-B          Variable(2)       $     41,077,085.95   February 25, 2035
    II-25-A          Variable(2)       $        671,491.53   February 25, 2035
    II-25-B          Variable(2)       $        671,491.53   February 25, 2035
    II-26-A          Variable(2)       $        645,789.49   February 25, 2035
    II-26-B          Variable(2)       $        645,789.49   February 25, 2035
    II-27-A          Variable(2)       $        621,109.98   February 25, 2035
    II-27-B          Variable(2)       $        621,109.98   February 25, 2035
    II-28-A          Variable(2)       $        597,410.73   February 25, 2035
    II-28-B          Variable(2)       $        597,410.73   February 25, 2035
    II-29-A          Variable(2)       $        574,651.35   February 25, 2035
    II-29-B          Variable(2)       $        574,651.35   February 25, 2035
    II-30-A          Variable(2)       $        552,793.10   February 25, 2035
    II-30-B          Variable(2)       $        552,793.10   February 25, 2035
    II-31-A          Variable(2)       $        531,798.95   February 25, 2035
    II-31-B          Variable(2)       $        531,798.95   February 25, 2035
    II-32-A          Variable(2)       $        511,633.41   February 25, 2035
    II-32-B          Variable(2)       $        511,633.41   February 25, 2035
    II-33-A          Variable(2)       $        492,262.52   February 25, 2035
    II-33-B          Variable(2)       $        492,262.52   February 25, 2035
    II-34-A          Variable(2)       $        473,515.27   February 25, 2035
    II-34-B          Variable(2)       $        473,515.27   February 25, 2035
    II-35-A          Variable(2)       $        455,166.19   February 25, 2035
    II-35-B          Variable(2)       $        455,166.19   February 25, 2035
    II-36-A          Variable(2)       $      3,819,783.14   February 25, 2035
    II-36-B          Variable(2)       $      3,819,783.14   February 25, 2035
    II-37-A          Variable(2)       $        261,456.42   February 25, 2035
    II-37-B          Variable(2)       $        261,456.42   February 25, 2035
    II-38-A          Variable(2)       $        253,215.29   February 25, 2035
    II-38-B          Variable(2)       $        253,215.29   February 25, 2035
    II-39-A          Variable(2)       $        245,232.50   February 25, 2035
    II-39-B          Variable(2)       $        245,232.50   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    II-40-A          Variable(2)       $        237,499.98   February 25, 2035
    II-40-B          Variable(2)       $        237,499.98   February 25, 2035
    II-41-A          Variable(2)       $        230,009.94   February 25, 2035
    II-41-B          Variable(2)       $        230,009.94   February 25, 2035
    II-42-A          Variable(2)       $        222,754.77   February 25, 2035
    II-42-B          Variable(2)       $        222,754.77   February 25, 2035
    II-43-A          Variable(2)       $        215,727.18   February 25, 2035
    II-43-B          Variable(2)       $        215,727.18   February 25, 2035
    II-44-A          Variable(2)       $        208,920.03   February 25, 2035
    II-44-B          Variable(2)       $        208,920.03   February 25, 2035
    II-45-A          Variable(2)       $        202,326.45   February 25, 2035
    II-45-B          Variable(2)       $        202,326.45   February 25, 2035
    II-46-A          Variable(2)       $        195,939.76   February 25, 2035
    II-46-B          Variable(2)       $        195,939.76   February 25, 2035
    II-47-A          Variable(2)       $        189,753.50   February 25, 2035
    II-47-B          Variable(2)       $        189,753.50   February 25, 2035
    II-48-A          Variable(2)       $        183,761.41   February 25, 2035
    II-48-B          Variable(2)       $        183,761.41   February 25, 2035
    II-49-A          Variable(2)       $        177,957.42   February 25, 2035
    II-49-B          Variable(2)       $        177,957.42   February 25, 2035
    II-50-A          Variable(2)       $        172,335.66   February 25, 2035
    II-50-B          Variable(2)       $        172,335.66   February 25, 2035
    II-51-A          Variable(2)       $        166,890.42   February 25, 2035
    II-51-B          Variable(2)       $        166,890.42   February 25, 2035
    II-52-A          Variable(2)       $        161,616.20   February 25, 2035
    II-52-B          Variable(2)       $        161,616.20   February 25, 2035
    II-53-A          Variable(2)       $        156,507.64   February 25, 2035
    II-53-B          Variable(2)       $        156,507.64   February 25, 2035
    II-54-A          Variable(2)       $        151,559.56   February 25, 2035
    II-54-B          Variable(2)       $        151,559.56   February 25, 2035
    II-55-A          Variable(2)       $        146,766.96   February 25, 2035
    II-55-B          Variable(2)       $        146,766.96   February 25, 2035
    II-56-A          Variable(2)       $        142,124.95   February 25, 2035
    II-56-B          Variable(2)       $        142,124.95   February 25, 2035
    II-57-A          Variable(2)       $        137,628.84   February 25, 2035
    II-57-B          Variable(2)       $        137,628.84   February 25, 2035
    II-58-A          Variable(2)       $        133,310.72   February 25, 2035
    II-58-B          Variable(2)       $        133,310.72   February 25, 2035
    II-59-A          Variable(2)       $        129,375.17   February 25, 2035
    II-59-B          Variable(2)       $        129,375.17   February 25, 2035
    II-60-A          Variable(2)       $      3,912,140.46   February 25, 2035
    II-60-B          Variable(2)       $      3,912,140.46   February 25, 2035
    III-1-A          Variable(2)       $        767,796.30   February 25, 2035
    III-1-B          Variable(2)       $        767,796.30   February 25, 2035
    III-2-A          Variable(2)       $        987,377.05   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
    III-2-B          Variable(2)       $        987,377.05   February 25, 2035
    III-3-A          Variable(2)       $      1,206,726.72   February 25, 2035
    III-3-B          Variable(2)       $      1,206,726.72   February 25, 2035
    III-4-A          Variable(2)       $      1,423,979.72   February 25, 2035
    III-4-B          Variable(2)       $      1,423,979.72   February 25, 2035
    III-5-A          Variable(2)       $      1,637,183.73   February 25, 2035
    III-5-B          Variable(2)       $      1,637,183.73   February 25, 2035
    III-6-A          Variable(2)       $      1,843,761.63   February 25, 2035
    III-6-B          Variable(2)       $      1,843,761.63   February 25, 2035
    III-7-A          Variable(2)       $      2,042,320.80   February 25, 2035
    III-7-B          Variable(2)       $      2,042,320.80   February 25, 2035
    III-8-A          Variable(2)       $      2,230,429.81   February 25, 2035
    III-8-B          Variable(2)       $      2,230,429.81   February 25, 2035
    III-9-A          Variable(2)       $      2,404,662.61   February 25, 2035
    III-9-B          Variable(2)       $      2,404,662.61   February 25, 2035
   III-10-A          Variable(2)       $      2,540,094.19   February 25, 2035
   III-10-B          Variable(2)       $      2,540,094.19   February 25, 2035
   III-11-A          Variable(2)       $      2,491,791.99   February 25, 2035
   III-11-B          Variable(2)       $      2,491,791.99   February 25, 2035
   III-12-A          Variable(2)       $      2,380,120.12   February 25, 2035
   III-12-B          Variable(2)       $      2,380,120.12   February 25, 2035
   III-13-A          Variable(2)       $      2,272,372.13   February 25, 2035
   III-13-B          Variable(2)       $      2,272,372.13   February 25, 2035
   III-14-A          Variable(2)       $      2,169,561.22   February 25, 2035
   III-14-B          Variable(2)       $      2,169,561.22   February 25, 2035
   III-15-A          Variable(2)       $      2,071,459.24   February 25, 2035
   III-15-B          Variable(2)       $      2,071,459.24   February 25, 2035
   III-16-A          Variable(2)       $      1,977,847.40   February 25, 2035
   III-16-B          Variable(2)       $      1,977,847.40   February 25, 2035
   III-17-A          Variable(2)       $      1,888,520.87   February 25, 2035
   III-17-B          Variable(2)       $      1,888,520.87   February 25, 2035
   III-18-A          Variable(2)       $      1,803,277.08   February 25, 2035
   III-18-B          Variable(2)       $      1,803,277.08   February 25, 2035
   III-19-A          Variable(2)       $      1,721,934.52   February 25, 2035
   III-19-B          Variable(2)       $      1,721,934.52   February 25, 2035
   III-20-A          Variable(2)       $      1,644,309.62   February 25, 2035
   III-20-B          Variable(2)       $      1,644,309.62   February 25, 2035
   III-21-A          Variable(2)       $      1,570,230.88   February 25, 2035
   III-21-B          Variable(2)       $      1,570,230.88   February 25, 2035
   III-22-A          Variable(2)       $      1,499,547.90   February 25, 2035
   III-22-B          Variable(2)       $      1,499,547.90   February 25, 2035
   III-23-A          Variable(2)       $      1,429,275.18   February 25, 2035
   III-23-B          Variable(2)       $      1,429,275.18   February 25, 2035
   III-24-A          Variable(2)       $     21,500,696.84   February 25, 2035
   III-24-B          Variable(2)       $     21,500,696.84   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
   III-25-A          Variable(2)       $        351,474.19   February 25, 2035
   III-25-B          Variable(2)       $        351,474.19   February 25, 2035
   III-26-A          Variable(2)       $        338,021.16   February 25, 2035
   III-26-B          Variable(2)       $        338,021.16   February 25, 2035
   III-27-A          Variable(2)       $        325,103.33   February 25, 2035
   III-27-B          Variable(2)       $        325,103.33   February 25, 2035
   III-28-A          Variable(2)       $        312,698.59   February 25, 2035
   III-28-B          Variable(2)       $        312,698.59   February 25, 2035
   III-29-A          Variable(2)       $        300,785.81   February 25, 2035
   III-29-B          Variable(2)       $        300,785.81   February 25, 2035
   III-30-A          Variable(2)       $        289,344.69   February 25, 2035
   III-30-B          Variable(2)       $        289,344.69   February 25, 2035
   III-31-A          Variable(2)       $        278,355.87   February 25, 2035
   III-31-B          Variable(2)       $        278,355.87   February 25, 2035
   III-32-A          Variable(2)       $        267,800.76   February 25, 2035
   III-32-B          Variable(2)       $        267,800.76   February 25, 2035
   III-33-A          Variable(2)       $        257,661.59   February 25, 2035
   III-33-B          Variable(2)       $        257,661.59   February 25, 2035
   III-34-A          Variable(2)       $        247,848.84   February 25, 2035
   III-34-B          Variable(2)       $        247,848.84   February 25, 2035
   III-35-A          Variable(2)       $        238,244.51   February 25, 2035
   III-35-B          Variable(2)       $        238,244.51   February 25, 2035
   III-36-A          Variable(2)       $      1,999,362.84   February 25, 2035
   III-36-B          Variable(2)       $      1,999,362.84   February 25, 2035
   III-37-A          Variable(2)       $        136,852.34   February 25, 2035
   III-37-B          Variable(2)       $        136,852.34   February 25, 2035
   III-38-A          Variable(2)       $        132,538.74   February 25, 2035
   III-38-B          Variable(2)       $        132,538.74   February 25, 2035
   III-39-A          Variable(2)       $        128,360.36   February 25, 2035
   III-39-B          Variable(2)       $        128,360.36   February 25, 2035
   III-40-A          Variable(2)       $        124,312.98   February 25, 2035
   III-40-B          Variable(2)       $        124,312.98   February 25, 2035
   III-41-A          Variable(2)       $        120,392.52   February 25, 2035
   III-41-B          Variable(2)       $        120,392.52   February 25, 2035
   III-42-A          Variable(2)       $        116,595.00   February 25, 2035
   III-42-B          Variable(2)       $        116,595.00   February 25, 2035
   III-43-A          Variable(2)       $        112,916.59   February 25, 2035
   III-43-B          Variable(2)       $        112,916.59   February 25, 2035
   III-44-A          Variable(2)       $        109,353.58   February 25, 2035
   III-44-B          Variable(2)       $        109,353.58   February 25, 2035
   III-45-A          Variable(2)       $        105,902.34   February 25, 2035
   III-45-B          Variable(2)       $        105,902.34   February 25, 2035
   III-46-A          Variable(2)       $        102,559.40   February 25, 2035
   III-46-B          Variable(2)       $        102,559.40   February 25, 2035
   III-47-A          Variable(2)       $         99,321.37   February 25, 2035

                   UNCERTIFICATED            INITIAL
                       REMIC I           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
   III-47-B          Variable(2)       $         99,321.37   February 25, 2035
   III-48-A          Variable(2)       $         96,184.97   February 25, 2035
   III-48-B          Variable(2)       $         96,184.97   February 25, 2035
   III-49-A          Variable(2)       $         93,147.03   February 25, 2035
   III-49-B          Variable(2)       $         93,147.03   February 25, 2035
   III-50-A          Variable(2)       $         90,204.47   February 25, 2035
   III-50-B          Variable(2)       $         90,204.47   February 25, 2035
   III-51-A          Variable(2)       $         87,354.31   February 25, 2035
   III-51-B          Variable(2)       $         87,354.31   February 25, 2035
   III-52-A          Variable(2)       $         84,593.66   February 25, 2035
   III-52-B          Variable(2)       $         84,593.66   February 25, 2035
   III-53-A          Variable(2)       $         81,919.72   February 25, 2035
   III-53-B          Variable(2)       $         81,919.72   February 25, 2035
   III-54-A          Variable(2)       $         79,329.78   February 25, 2035
   III-54-B          Variable(2)       $         79,329.78   February 25, 2035
   III-55-A          Variable(2)       $         76,821.22   February 25, 2035
   III-55-B          Variable(2)       $         76,821.22   February 25, 2035
   III-56-A          Variable(2)       $         74,391.49   February 25, 2035
   III-56-B          Variable(2)       $         74,391.49   February 25, 2035
   III-57-A          Variable(2)       $         72,038.12   February 25, 2035
   III-57-B          Variable(2)       $         72,038.12   February 25, 2035
   III-58-A          Variable(2)       $         69,777.91   February 25, 2035
   III-58-B          Variable(2)       $         69,777.91   February 25, 2035
   III-59-A          Variable(2)       $         67,717.96   February 25, 2035
   III-59-B          Variable(2)       $         67,717.96   February 25, 2035
   III-60-A          Variable(2)       $      2,047,704.80   February 25, 2035
   III-60-B          Variable(2)       $      2,047,704.80   February 25, 2035
       P                   0.00%       $            100.00   February 25, 2035
___________________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

                                    REMIC II
                                    --------

         As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-2 Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests (as defined herein). None of the REMIC II Regular Interests will be certificated.

                   UNCERTIFICATED            INITIAL
                      REMIC II           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION     PASS-THROUGH RATE     PRINCIPAL BALANCE    MATURITY DATE (1)
---------------  -------------------   -------------------  -------------------
      AA             Variable(2)       $    317,936,211.97   February 25, 2035
     I-A-1           Variable(2)       $        552,440.00   February 25, 2035
     I-A-2           Variable(2)       $        261,405.00   February 25, 2035
     I-A-3           Variable(2)       $         68,995.00   February 25, 2035
    II-A-1           Variable(2)       $        880,580.00   February 25, 2035
    II-A-2           Variable(2)       $        220,145.00   February 25, 2035
    III-A-1          Variable(2)       $        460,915.00   February 25, 2035
    III-A-2          Variable(2)       $        115,230.00   February 25, 2035
      M-1            Variable(2)       $        215,745.00   February 25, 2035
      M-2            Variable(2)       $        173,570.00   February 25, 2035
      M-3            Variable(2)       $         47,040.00   February 25, 2035
      M-4            Variable(2)       $         48,665.00   February 25, 2035
      M-5            Variable(2)       $         37,310.00   February 25, 2035
      M-6            Variable(2)       $         32,440.00   February 25, 2035
      M-7            Variable(2)       $         32,440.00   February 25, 2035
      M-8            Variable(2)       $         32,440.00   February 25, 2035
      ZZ             Variable(2)       $      3,309,134.12   February 25, 2035
       P                   0.00%       $            100.00   February 25, 2035
      IO                     (2)                   (3)       February 25, 2035
      1A             Variable(2)       $          4,721.87   February 25, 2035
      1B             Variable(2)       $         22,378.67   February 25, 2035
      2A             Variable(2)       $          5,887.31   February 25, 2035
      2B             Variable(2)       $         27,901.81   February 25, 2035
      3A             Variable(2)       $          3,081.55   February 25, 2035
      3B             Variable(2)       $         14,604.45   February 25, 2035
      XX             Variable(2)       $    324,346,130.41   February 25, 2035
___________________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC II Pass-Through Rate" herein.
(3) REMIC II Regular Interest IO will not have an Uncertificated Principal Balance but will accrue interest on its uncertificated notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                    REMIC III
                                    ---------

         As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-3 Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

         The following table irrevocably sets forth the designation, Pass-Through Rate, Initial Certificate Principal Balance (or Uncertificated Principal Balance, in the case of the Class CE, P and IO Interests) and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each class of Certificates and interests that represents ownership of one or more of the "regular interests" in REMIC III created hereunder.

         Each Certificate, other than the the Class P Certificate, the Class CE Certificate and the Class R Certificates, represents ownership of a regular interest in REMIC III and also represents (i) the right to receive payments with respect to the Basis Risk Shortfall Carry Forward Amount and (ii) the obligation to pay Class IO Distribution Amount (as defined herein). The entitlement to principal of the REMIC III regular interest which corresponds to each Certificate shall be equal in amount and timing to the entitlement to principal of such Certificate.

                                        INITIAL CERTIFICATE
                                         OR UNCERTIFICATED     LATEST POSSIBLE
  DESIGNATION       PASS-THROUGH RATE    PRINCIPAL BALANCE     MATURITY DATE(1)
---------------   -------------------- --------------------   ------------------
   I-A-1(2)            Variable(3)      $    110,488,000.00    February 25, 2035
   I-A-2(2)            Variable(3)      $     52,281,000.00    February 25, 2035
   I-A-3(2)            Variable(3)      $     13,799,000.00    February 25, 2035
   II-A-1(2)           Variable(3)      $    176,116,000.00    February 25, 2035
   II-A-2(2)           Variable(3)      $     44,029,000.00    February 25, 2035
  III-A-1(2)           Variable(3)      $     92,183,000.00    February 25, 2035
  III-A-2(2)           Variable(3)      $     23,046,000.00    February 25, 2035
    M-1(2)             Variable(3)      $     43,149,000.00    February 25, 2035
    M-2(2)             Variable(3)      $     34,714,000.00    February 25, 2035
    M-3(2)             Variable(3)      $      9,408,000.00    February 25, 2035
    M-4(2)             Variable(3)      $      9,733,000.00    February 25, 2035
    M-5(2)             Variable(3)      $      7,462,000.00    February 25, 2035
    M-6(2)             Variable(3)      $      6,488,000.00    February 25, 2035
    M-7(2)             Variable(3)      $      6,488,000.00    February 25, 2035
    M-8(2)             Variable(3)      $      6,488,000.00    February 25, 2035
Class CE Interest    Variable(3)(4)     $     12,977,412.18    February 25, 2035
Class P Interest        0.00%(5)        $            100.00    February 25, 2035
Class IO Interest                                       (6)                  (7)

---------------------------------
(1)      For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC III Regular Interest.
(2) This Class of Certificates represents ownership of a "regular interest" in REMIC III. Any amount distributed on this Class of Certificates on any Distribution Date in excess of the amount distributable on the related REMIC III Regular Interest on such Distribution Date shall be treated for federal income tax purposes as having been paid from the Reserve Fund or the Swap Account, as applicable, and any amount distributable on such REMIC III Regular Interest on such Distribution Date in excess of the amount distributable on such Class of Certificates on such Distribution Date shall be treated as having been paid to the Swap Account, all pursuant to and as further provided in
         Section 3.20 hereof.
(3) Calculated in accordance with the definition of "Pass-Through Rate" herein. Each REMIC III Regular Interest which corresponds to a Certificate will have the same Pass-Through Rate as such Certificate, except with respect to the Net Rate Cap. The Net Rate Cap for each such REMIC III Regular Interest and Certificate are specified in the definition of Net Rate Cap.
(4) The Class CE Interest will accrue interest at its variable Pass-Through Rate on the Uncertificated Notional Amount of the Class CE Interest outstanding from time to time which shall equal the Uncertificated Principal Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest P). The Class CE Interest will not accrue interest on its Uncertificated Principal Balance.
(5) The Class P Interest is not entitled to distributions in respect of interest.
(6) For federal income tax purposes, the Class IO Interest will not have a Pass-Through Rate, but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest IO.
(7) For federal income tax purposes, the Class IO Interest will not have a Uncertificated Principal Balance, but will have a notional amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest IO.

                                    REMIC IV
                                    --------

         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Class CE Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC IV." The Class R-4 Interest represents the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions.

         The following table sets forth the Class designation, Pass-Through Rate, Initial Certificate Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Class of Certificates that represents a "regular interest" in REMIC IV created hereunder:


                       PASS-THROUGH     INITIAL CERTIFICATE     LATEST POSSIBLE
CLASS DESIGNATION          RATE          PRINCIPAL BALANCE     MATURITY DATE(1)
-----------------      ------------      -----------------     ----------------
      CE                Variable(2)     $    648,849,412.18    February 25, 2035


(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class CE Certificates.

(2) The Class CE Certificates will receive 100% of amounts received in respect of the Class CE Interest.

                                     REMIC V
                                     -------

         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Class P Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC V." The Class R-5 Interest represents the sole class of "residual interests" in REMIC V for purposes of the REMIC Provisions.

         The following table sets forth the Class designation, Pass-Through Rate, Initial Certificate Principal Balance and, for purposes of satisfying Treasury Regulation Section

1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Class of Certificates that represents a "regular interest" in REMIC V created hereunder:

                                         INITIAL AGGREGATE
                                        CERTIFICATE PRINCIPAL   LATEST POSSIBLE
CLASS DESIGNATION   PASS-THROUGH RATE         BALANCE          MATURITY DATE(1)
-----------------   -----------------   --------------------   ----------------
       P               0.00%(2)         $            100.00    February 25, 2035


___________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for the Class P Certificates.

(2) The Class P Certificates will receive 100% of amounts received in respect of the Class P Interest.



                                    REMIC VI
                                    --------

         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Class IO Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC VI." The Class R-6 Interest represents the sole class of "residual interests" in REMIC VI for purposes of the REMIC Provisions.

         The following table sets forth the designation, Pass-Through Rate, initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated class of interests that represents a "regular interest" in REMIC VI created hereunder:


                                               INITIAL
                                           UNCERTIFICATED       LATEST POSSIBLE
  DESIGNATION    PASS-THROUGH RATE        PRINCIPAL BALANCE    MATURITY DATE(1)
     IO(2)             (3)                       (4)           February 25, 2035

___________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for REMIC VI Regular Interest IO.
(2) REMIC VI Regular Interest IO will be held as an asset of the Swap Account established by the Swap Administrator.
(3) REMIC VI Regular Interest IO will not have a Pass-Through Rate, but will receive 100% of amounts received in respect of the Class IO Interest.
(4) REMIC VI Regular Interest IO will not have an Uncertificated Principal Balance, but will have a notional amount equal to the Uncertificated Notional Amount of the Class IO Interest.

         The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities I Trust 2005-HE2." The Certificates issued hereunder may be referred to as "Asset-Backed Certificates, Series 2005-HE2" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Seller and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINED TERMS.

         In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         ACCEPTED SERVICING PRACTICES: With respect to each Mortgage Loan, those mortgage servicing practices (including collection procedures) that are in accordance with all applicable statutes, regulations and prudent mortgage banking practices for similar mortgage loans.

         ACCOUNT: The Distribution Account, the Reserve Fund, the Class P Certificate Account and the Protected Account.

         ACCRUAL PERIOD: With respect to the Certificates (other than the Class CE, Class P and the Residual Certificates) and any Distribution Date, the period from and including the immediately preceding Distribution Date (or with respect to the first Accrual Period, the Closing Date) to and including the day prior to such Distribution Date. With respect to the Class CE Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date. All calculations of interest on the Certificates (other than the Class CE, Class P and the Residual Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period. All calculations of interest on the Class CE Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months.

         ADVANCE: An advance of delinquent payments of principal or interest in respect of a Mortgage Loan required to be made by the Master Servicer as provided in Section 5.01 hereof.

         AFFECTED PARTY: As defined in the Swap Agreement.

         AGREEMENT: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

         ADJUSTABLE RATE MORTGAGE LOAN: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

         ADJUSTMENT DATE: With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

         AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date, the aggregate amount held in the Protected Account at the close of business on the immediately preceding

Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and
(ii) Principal Prepayments, Liquidation Proceeds, Subsequent Recoveries and Insurance Proceeds received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

         APPLIED REALIZED LOSS AMOUNT: With respect to any Distribution Date and a Class of Class A Certificates and Class M Certificates, the sum of the Realized Losses with respect to the Mortgage Loans which have been applied in reduction of the Certificate Principal Balance of a Class of Certificates pursuant to Section 5.05 of this Agreement which have not previously been reimbursed or reduced by any Subsequent Recoveries applied to such Applied Realized Loss Amount.

         APPRAISED VALUE: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the lesser of (x) the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan, and (y) the sales price of the Mortgaged Property at the time of such origination.

         BASIS RISK SHORTFALL CARRY FORWARD AMOUNT: With respect to any Distribution Date and any Class of Class A Certificates and Class M Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the related Net Rate Cap, an amount equal to the sum of (A) the excess, if any, of (a) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the Pass-Though Rate applicable to such Class been calculated at a per annum rate equal to One-Month LIBOR plus the related Certificate Margin, over (b) the amount of Current Interest that such Class received on such Distribution Date at a per annum rate equal to the related Net Rate Cap and (B) the amount in clause (A) for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the related Pass-Through Rate for such Distribution Date.

         BANKRUPTCY CODE:  Title 11 of the United States Code.

         BOOK-ENTRY CERTIFICATES: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class M-7, Class M-8, Class CE and Class P Certificates) constitutes a Class of Book-Entry Certificates.

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, Chicago, Illinois, Minneapolis, Minnesota or the city in which the Corporate Trust Office of the Trustee or the principal office of the Master Servicer is located are authorized or obligated by law or executive order to be closed.

         CERTIFICATE: Any one of the certificates of any Class executed and authenticated by the Trustee in substantially the forms attached hereto as Exhibits A-1 through A-5.

         CERTIFICATE MARGIN: With respect to the Class I-A-1 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest I-A-1, 0.110%.

         With respect to the Class I-A-2 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest I-A-2, 0.240% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.480% in the case of each Distribution Date thereafter.

         With respect to the Class I-A-3 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest I-A-3, 0.350% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.700% in the case of each Distribution Date thereafter.

         With respect to the Class II-A-1 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest II-A-1, 0.250% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.500% in the case of each Distribution Date thereafter.

         With respect to the Class II-A-2 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest II-A-2, 0.310% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.620% in the case of each Distribution Date thereafter.

         With respect to the Class III-A-1 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest III-A-1, 0.240% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.480% in the case of each Distribution Date thereafter.

         With respect to the Class III-A-2 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest III-A-2, 0.290% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.580% in the case of each Distribution Date thereafter.

         With respect to the Class M-1 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-1, 0.500% in the case of each Distribution Date through and including the first possible Optional Termination Date and 0.750% in the case of each Distribution Date thereafter.

         With respect to the Class M-2 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-2, 0.750% in the case of each Distribution Date through and including the first possible Optional Termination Date and 1.125% in the case of each Distribution Date thereafter.

         With respect to the Class M-3 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-3, 0.790% in the case of each Distribution Date through and including the first possible Optional Termination Date and 1.185% in the case of each Distribution Date thereafter.

         With respect to the Class M-4 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-4, 1.200% in the case of each Distribution Date through and including the first possible Optional Termination Date and 1.800% in the case of each Distribution Date thereafter.

         With respect to the Class M-5 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-5, 1.300% in the case of each Distribution Date through and including the first possible Optional Termination Date and 1.950% in the case of each Distribution Date thereafter.

         With respect to the Class M-6 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-6, 2.100% in the case of each Distribution Date through and including the first possible Optional Termination Date and 3.150% in the case of each Distribution Date thereafter.

         With respect to the Class M-7 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-7, 3.000% in the case of each Distribution Date through and including the first possible Optional Termination Date and 4.500% in the case of each Distribution Date thereafter.

         With respect to the Class M-8 Certificates and, for purposes of the definition of "One-Month LIBOR Pass-Through Rate", REMIC II Regular Interest M-8, 3.000% in the case of each Distribution Date through and including the first possible Optional Termination Date and 4.500% in the case of each Distribution Date thereafter.

         CERTIFICATE NOTIONAL AMOUNT: With respect to the Class CE Certificates and any Distribution Date, an amount equal to the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period. The initial Certificate Notional Amount of the Class CE Certificates shall be $648,849,412.18. For federal income tax purposes, the Certificate Notional Amount for any Distribution Date shall be an amount equal to the Uncertificated Principal Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest P) for such Distribution Date.

         CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

         CERTIFICATE PRINCIPAL BALANCE: As to any Certificate (other than any Class CE Certificate or Class R Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate plus, in the case of a Class A Certificate and Class M Certificate, any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to
Section 5.04(b), less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates.

         CERTIFICATE REGISTER: The register maintained pursuant to Section 6.02 hereof.

         CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

         CLASS: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

         CLASS A CERTIFICATES: Any of the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1 and Class III-A-2 Certificates.

         CLASS A PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the Principal Distribution Amount for such Distribution Date and (y) the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (ii) the lesser of (a) the product of (1) 57.80% and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS I-A CERTIFICATES: Any of the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates.

         CLASS I-A-1 CERTIFICATE: Any Certificate designated as a "Class I-A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class I-A-1 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS I-A-2 CERTIFICATE: Any Certificate designated as a "Class I-A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class I-A-2 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS I-A-3 CERTIFICATE: Any Certificate designated as a "Class I-A-3 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class I-A-3 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS I-A PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, with respect to the Class I-A Certificates and any Distribution Date, is the product of the Class A Principal Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan

Group I for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         CLASS II-A CERTIFICATES: Any of the Class II-A-1 Certificates and Class II-A-2 Certificates.

         CLASS II-A-1 CERTIFICATE: Any Certificate designated as a "Class II-A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class II-A-1 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS II-A-2 CERTIFICATE: Any Certificate designated as a "Class II-A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class II-A-2 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS II-A PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, with respect to the Class II-A Certificates and any Distribution Date, is the product of the Class A Principal Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group II for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         CLASS III-A CERTIFICATES: Any of the Class III-A-1 Certificates and Class III-A-2 Certificates.

         CLASS III-A-1 CERTIFICATE: Any Certificate designated as a "Class III-A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class III-A-1 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS III-A-2 CERTIFICATE: Any Certificate designated as a "Class III-A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class III-A-2 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS III-A PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, with respect to the Class III-A Certificates and any Distribution Date, is the product of the Class A Principal Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group III for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         CLASS CE CERTIFICATE: Any Certificate designated as a "Class CE Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class CE Certificates herein and evidencing a Regular Interest in REMIC IV.

         CLASS CE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the sum of (i) the Current Interest for the Class CE Interest for such Distribution Date, (ii) any Overcollateralization Release Amount for such Distribution Date and (iii) without duplication, any Subsequent Recoveries not distributed to the Class A Certificates and Class M Certificates on such Distribution Date; provided, however that on any Distribution Date after the Distribution Date on which the Certificate Principal Balances of the Class A Certificates and Class M Certificates have been reduced to zero, the Class CE Distribution Amount shall include the Overcollateralization Amount.

         CLASS CE INTEREST: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Holders of the Class CE Certificates, evidencing
(i) a Regular Interest in REMIC III for purposes of the REMIC Provisions, (ii) the obligation to pay Basis Risk Shortfall Amounts and Swap Termination Payments and (iii) the right to receive the Class IO Distribution Amount.

         CLASS IO DISTRIBUTION AMOUNT: As defined in Section 3.20 hereof. For purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Swap Administrator on such Distribution Date in excess of the amount payable on REMIC VI Regular Interest IO on such Distribution Date, all as further provided in Section 3.20 hereof.

         CLASS IO INTEREST: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Holders of REMIC VI Regular Interest IO, evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

         CLASS M CERTIFICATES: Any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

         CLASS M-1 CERTIFICATE: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 71.10% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-2 CERTIFICATE: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (3) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (b) the lesser of
(1) the product of (x) 81.80% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-3 CERTIFICATE: Any Certificate designated as a "Class M-3 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of
(1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution
Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (4) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 84.70% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-4 CERTIFICATE: Any Certificate designated as a "Class M-4 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein and evidencing (i) a

Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution
Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (5) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 87.70% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-5 CERTIFICATE: Any Certificate designated as a "Class M-5 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-5 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution
Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (6) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 90.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and

(2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-6 CERTIFICATE: Any Certificate designated as a "Class M-6 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-6 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution
Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution
Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (7) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 92.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-7 CERTIFICATE: Any Certificate designated as a "Class M-7 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-7 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution
Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution
Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution
Date) and (8) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 94.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS M-8 CERTIFICATE: Any Certificate designated as a "Class M-7 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein and evidencing (i) a Regular Interest in REMIC III, (ii) the right to receive the Basis Risk Shortfall Carry Forward Amount and (iii) the obligation to pay the Class IO Distribution Amount.

         CLASS M-8 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the remaining Principal Distribution Amount for such Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (y) the excess, if any, of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution
Date), (6) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) (7) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution
Date), (8) the Certificate Principal Balance of the

Class M-7 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), and (9) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (b) the lesser of (1) the product of (x) 96.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, and
(2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $3,244,247.

         CLASS P CERTIFICATE: Any Certificate designated as a "Class P Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class P Certificates as set forth herein and evidencing a Regular Interest in REMIC V.

         CLASS P INTEREST: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Holders of the Class P Certificates, evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

         CLASS P CERTIFICATE ACCOUNT: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.05 in the name of the Trustee for the benefit of the Class P Certificateholders.

         CLASS R-1 CERTIFICATE: Any Certificate designated a "Class R-1 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, evidencing the Residual Interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificates as set forth herein.

         CLASS R-2 CERTIFICATE: Any Certificate designated a "Class R-2 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, evidencing the Residual Interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificates as set forth herein.

         CLASS R-3 CERTIFICATE: Any Certificate designated a "Class R-3 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, evidencing the Residual Interest in REMIC III and representing the right to the Percentage Interest of distributions provided for the Class R-3 Certificates as set forth herein.

         CLASS RX CERTIFICATE: Any Certificate designated a "Class RX Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, evidencing the ownership of the Class R-4 Interest, Class R-5 Interest and Class R-6 Interest and representing the right to the Percentage Interest of distributions provided for the Class RX Certificates as set forth herein.

         CLASS R-4 INTEREST:  The uncertificated Residual Interest in REMIC IV.

         CLASS R-5 INTEREST:  The uncertificated Residual Interest in REMIC V.

         CLASS R-6 INTEREST:  The uncertificated Residual Interest in REMIC VI.

         CLOSING DATE: February 28, 2005.

         CODE: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         COMPENSATING INTEREST: An amount, not to exceed the Servicing Fee, to be deposited in the Protected Account by the Master Servicer to the payment of a Prepayment Interest Shortfall on a Mortgage Loan subject to this Agreement.

         CORPORATE TRUST OFFICE: The designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois,
Attention: Global Securitization Trust Services Group - Bear Stearns Asset Backed Securities I LLC, Series 2005-HE2, or at such other address as the Trustee may designate from time to time.

         CORRESPONDING CERTIFICATE: With respect to each REMIC II Regular Interest (other than REMIC II Regular Interests AA, ZZ, 1A, 1B, 2A, 2B, 3A, 3B, XX, IO and P), the Certificate with the corresponding designation. With respect to each REMIC III Regular Interest (other than the Class CE Interest, the Class P Interest and the Class IO Interest), the related Certificate representing an ownership therein.

         CURRENT INTEREST: As of any Distribution Date, with respect to the Certificates of each Class (other than the Class P Certificates and the Residual Certificates), (i) the interest accrued on the Certificate Principal Balance or Certificate Notional Amount or Uncertificated Notional Amount, as applicable, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy minus
(ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest and (b) any Relief Act Interest Shortfalls during the related Due Period, provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clause (ii) hereof for any such Distribution Date shall be allocated first to the Class CE Certificates and Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Class A Certificates and Class M Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

         CURRENT SPECIFIED ENHANCEMENT PERCENTAGE: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period.

         CUSTODIAL AGREEMENT: An agreement, dated as of February 28, 2005, among the Depositor, the Seller, the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit J hereto.

         CUSTODIAN: LaSalle Bank National Association, or any successor custodian appointed pursuant to the provisions hereof and the Custodial Agreement.

         CUT-OFF DATE:  The close of business on February 1, 2005.

         CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments received prior to the Cut-off Date and scheduled payments of principal due on or before the Cut-off Date, whether or not received, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. The aggregate Cut-off Date Principal Balance of the Mortgage Loans is $648,849,412.18.

         DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

         DEFAULTING PARTY:  As defined in the Swap Agreement.

         DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

         DEFINITIVE CERTIFICATES:  As defined in Section 6.06.

         DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

         DELINQUENCY EVENT: A Delinquency Event shall have occurred and be continuing if at any time, (x) the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans with respect to which the related Mortgaged Property is REO Property), and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period exceeds (y) 37% of the Current Specified Enhancement Percentage.

         DELINQUENT: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         DENOMINATION: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Principal Balance or Initial Notional Amount of this Certificate".

         DEPOSITOR: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.
         DEPOSITORY: The initial Depository shall be The Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

         DEPOSITORY AGREEMENT: With respect to the Class of Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit H.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         DETERMINATION DATE: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

         DISTRIBUTION ACCOUNT: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders designated "LaSalle Bank National Association, in trust for registered holders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-HE2". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         DISTRIBUTION ACCOUNT DEPOSIT DATE: The Business Day prior to each Distribution Date.

         DISTRIBUTION DATE: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 2005.

         DUE DATE: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

         DUE PERIOD: With respect to any Distribution Date, the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs.

         ELIGIBLE ACCOUNT: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories, respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies, as evidenced in writing. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

         EMC: EMC Mortgage Corporation, a Delaware corporation, and its successors and assigns.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA RESTRICTED CERTIFICATES: Prior to the termination of the Swap Agreement, all of the Certificates. Subsequent to the termination of the Swap Agreement, any of the Class CE, Class P and Residual Certificates.

         EVENT OF DEFAULT: As defined in Section 8.01 hereof.

         EXCESS CASHFLOW: With respect to any Distribution Date, an amount, if any, equal to the sum of (a) the Remaining Excess Spread for such Distribution Date and (b) the Overcollateralization Release Amount for such Distribution Date.

         EXCESS LIQUIDATION PROCEEDS: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

         EXCESS SPREAD: With respect to any Distribution Date, the excess, if any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of the Current Interest on the Class A Certificates and Class M Certificates and Interest Carry Forward Amounts on the Class A Certificates (other than Interest Carry Forward Amounts paid pursuant to Section 5.04(a)(4)(A)), in each case for such Distribution Date.

         EXEMPTION: Prohibited Transaction Exemption 90-30, as amended from time to time.

         EXTRA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates other than any Extra Principal Distribution Amount) and (ii) the Excess Spread for such Distribution Date.

         FANNIE MAE: Fannie Mae (formerly, Federal National Mortgage Association), or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FINAL CERTIFICATION: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

         FINAL RECOVERY DETERMINATION: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to or as contemplated by Section 2.03(c) or Section 10.01), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Trustee shall maintain records, based solely on information provided by the Master Servicer, of each Final Recovery Determination made thereby.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

         FISCAL QUARTER: December 1 to February 29 (or the last day in such month), March 1 to May 31, June 1 to August 31, or September 1 to November 30, as applicable.

         FREDDIE MAC: Federal Home Loan Mortgage Corporation, or any successor thereto.

         GROSS MARGIN: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

         GROUP I LOANS: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

         GROUP I PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the product of the Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the Principal Funds for Loan Group I for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         GROUP II LOANS: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

         GROUP II PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the product of the Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the Principal Funds for Loan Group II for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         GROUP II SEQUENTIAL TRIGGER EVENT: With respect to any Distribution Date, a trigger event is in effect if, on any Distribution Date before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 3.50% or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

         GROUP III LOANS: The Mortgage Loans identified as such on the Mortgage Loan Schedule.

         GROUP III PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the product of the Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the Principal Funds for Loan Group III for such Distribution Date and the denominator of which is the Principal Funds for all Loan Groups for such Distribution Date.

         GROUP III SEQUENTIAL TRIGGER EVENT: With respect to any Distribution Date, a trigger event is in effect if, on any Distribution Date before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 3.50% or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

         INDEMNIFIED PERSONS: The Trustee, the Master Servicer, the Trust Fund and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         INDEX: With respect to each Adjustable Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

         INITIAL CERTIFICATION: The certification substantially in the form of Exhibit One to the Custodial Agreement.

         INITIAL CERTIFICATE PRINCIPAL BALANCE: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

         INSTITUTIONAL ACCREDITED INVESTOR: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         INSURANCE PROCEEDS: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy and any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Master Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

         INSURED EXPENSES: Expenses covered by any insurance policy with respect to the Mortgage Loans.

         INTEREST CARRY FORWARD AMOUNT: As of any Distribution Date and with respect to each Class of Certificates (other than the Class CE, Class P and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to such Distribution Date and any prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on such Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

         INTEREST DETERMINATION DATE: Shall mean the second LIBOR Business Day preceding the commencement of each Accrual Period.

         INTEREST FUNDS: With respect to each Loan Group and any Distribution Date (i) the sum, without duplication, of (a) all scheduled interest during the related Due Period with respect to the related Mortgage Loans less the Servicing Fee, the Trustee Fee and the LPMI Fee, if any, (b) all Advances relating to interest with respect to the related Mortgage Loans made on or prior to the related Distribution Account Deposit Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted by the Master Servicer pursuant to this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds and Subsequent Recoveries with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to interest), and (e) all amounts relating to interest with respect to each Mortgage Loan in such Loan Group repurchased by the Seller pursuant to Sections 2.02 and 2.03 and by EMC pursuant to Section 3.18, in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement, minus (ii) all amounts relating to interest required to be reimbursed pursuant to Sections 4.02 and 4.05 or as otherwise set forth in this Agreement, and (iii) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event) owed to the Swap Administrator for payment to the Swap Provider.

         INTERIM CERTIFICATION: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

         LASALLE:  LaSalle Bank National Association, and any successor thereto.

         LAST SCHEDULED DISTRIBUTION DATE: Solely for purposes of the face of the Certificates as follows: with respect to the Certificates, other than the Class I-A-1 Certificates and Class I-A-2 Certificates, the Distribution Date in February 2035; with respect to the Class I-A-1 Certificates and Class I-A-2 Certificates, the Distribution Date in July 2027 and August 2033, respectively.

         LATEST POSSIBLE MATURITY DATE: The Distribution Date in the month following the final scheduled maturity date of the Mortgage Loan in the Trust Fund having the latest scheduled maturity date as of the Cut-off Date. For purposes of the Treasury regulations under Code sections 860A through 860G, the latest possible maturity date of each Regular Interest issued by REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V and REMIC VI shall be the Latest Possible Maturity Date.

         LIBOR BUSINESS DAY: Shall mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         LIQUIDATED LOAN: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer has made a Final Recovery Determination with respect thereto.

         LIQUIDATION PROCEEDS: Amounts, other than Insurance Proceeds, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorneys fees.

         LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

         LOAN GROUP: Any of Loan Group I, Loan Group II or Loan Group III.

         LOAN GROUP I: The Mortgage Loans included as such on the Mortgage Loan Schedule.

         LOAN GROUP II: The Mortgage Loans included as such on the Mortgage Loan Schedule.

         LOAN GROUP II: The Mortgage Loans included as such on the Mortgage Loan Schedule.

         LOSS ALLOCATION LIMITATION: The meaning specified in Section 5.05(b) hereof.

         LPMI FEE: The fee payable to the insurer for each Mortgage Loan subject to an LPMI Policy as set forth in such LPMI Policy.

         LPMI POLICY: A policy of mortgage guaranty insurance issued by an insurer meeting the requirements of Fannie Mae and Freddie Mac in which the Master Servicer or the related subservicer of the related Mortgage Loan is responsible for the payment of the LPMI Fee thereunder from collections on the related Mortgage Loan.

         MAJORITY CLASS CE CERTIFICATEHOLDER: The Holder of a 50.01% or greater Percentage Interest in the Class CE Certificates.

         MARKER RATE: With respect to the Class CE Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for the REMIC II Regular Interests (other than REMIC II Regular Interests AA, 1A, 1B, 2A, 2B, 3A, 3B, XX, IO, and
P), with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest ZZ) subject to a cap equal to the lesser of (i) the One-Month LIBOR Pass-Through Rate for the Corresponding Certificate and (ii) the Net Rate Cap for the REMIC III Regular Interest the ownership of which is represented by the Corresponding Certificate for the purpose of this calculation for such Distribution Date, and with the rate on REMIC II Regular Interest ZZ subject to a cap of zero for the purpose of this calculation.

         MASTER SERVICER: EMC Mortgage Corporation, in its capacity as master servicer, and its successors and assigns.

         MASTER SERVICER CERTIFICATION: A written certification covering servicing of the Mortgage Loans by the Master Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

         MAXIMUM MORTGAGE RATE: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

         MAXIMUM UNCERTIFICATED ACCRUED INTEREST DEFERRAL AMOUNT: With respect to any Distribution Date, the excess of (i) accrued interest at the Uncertificated REMIC II Pass-Through Rate applicable to REMIC II Regular Interest ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC II Regular Interest ZZ minus the REMIC II Overcollateralized Amount, in each case for such Distribution Date, over (ii) the aggregate amount of Uncertificated Accrued Interest for such Distribution Date on the REMIC II Regular Interests (other than REMIC II Regular Interests AA, ZZ, 1A, 1B, 2A, 2B, 3A, 3B, XX and P), with the rate on each such REMIC II Regular Interest subject to a cap equal to the lesser of (x) the One-Month LIBOR Pass-Through Rate for the Corresponding Certificate and (y) the Net

Rate Cap for the REMIC III Regular Interest the ownership of which is represented by the Corresponding Certificate for the purpose of this calculation for such Distribution Date.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         MINIMUM MORTGAGE RATE: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

         MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         MONTHLY STATEMENT: The statement delivered to the Certificateholders pursuant to Section 5.06.

         MOODY'S: Moody's Investors Service, Inc., and any successor thereto.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

         MORTGAGE FILE: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian to be added to the Mortgage File pursuant to this Agreement and the Custodial Agreement.

         MORTGAGE LOANS: Such of the Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

         MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of February 28, 2005, between the Seller, as seller and the Depositor, as purchaser, in the form attached hereto as Exhibit L.

         MORTGAGE LOAN PURCHASE PRICE: The price, calculated as set forth in
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

         MORTGAGE LOAN SCHEDULE: The list of Mortgage Loans (as from time to time amended by the Seller or the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, the initial Mortgage Loan Schedule being attached hereto as Exhibit B, setting forth the following information with respect to each Mortgage Loan:

                           (i) the Mortgage Loan identifying number;

                           (ii) the current gross mortgage rate;

                           (iii) the Servicing Fee Rate;

                           (iv) the master servicing fee rate, if applicable;

                           (v) the LPMI Fee, if applicable;

                           (vi) the Trustee Fee Rate;

                           (vii) the current net mortgage rate;

                           (viii) the maturity date;

                           (ix) the original principal balance;

                           (x) the current principal balance;

                           (xi) the stated original term to maturity;

                           (xii) the stated remaining term to maturity;

                           (xiii) the property type;

                           (xiv) the MIN with respect to each MOM Loan;

                           (xv) with respect to each Adjustable Rate Mortgage
                  Loan, the Minimum Mortgage Rate;

                           (xvi) with respect to each Adjustable Rate Mortgage
                  Loan, the Maximum Mortgage Rate;

                           (xvii) with respect to each Adjustable Rate Mortgage
                  Loan, the Gross Margin;

                           (xviii) with respect to each Adjustable Rate Mortgage
                  Loan, the next Adjustment Date;

                           (xix) with respect to each Adjustable Rate Mortgage
                  Loan, the Periodic Rate Cap;

                           (xx) the Loan Group; and

                           (xxi) a code indicating whether such Mortgage Loan is
                  a first lien Mortgage Loan or a second lien Mortgage Loan.

         Such schedule shall also set forth the aggregate Cut-off Date Principal Balance for all of the Mortgage Loans.

         MORTGAGE NOTE: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

         MORTGAGE RATE: With respect to each fixed rate Mortgage Loan, the rate set forth in the related Mortgage Note. With respect to each Adjustable Rate Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the next highest or nearest 0.125% (as provided in the Mortgage Note), of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

         MORTGAGED PROPERTY:  The underlying property securing a Mortgage Loan.

         MORTGAGOR:  The obligors on a Mortgage Note.

         NET MORTGAGE RATE: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the rate at which the LPMI Fee is calculated, if any.

         NET RATE CAP: With respect to any Distribution Date and the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, the excess of (A) a rate per annum equal to the product of (x) the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans in Loan Group I, weighted based on the Stated Principal Balances of such Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period, over (B) the sum of
(1) an amount, expressed as a per annum rate, equal to the Net Swap Payment payable to the Swap Provider on such Distribution Date, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and
(2) an amount equal to the Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs. With respect to any Distribution Date and the REMIC III Regular Interests the ownership of which is represented by the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 1B, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately prior to such Distribution Date.

         With respect to any Distribution Date and the Class II-A-1 Certificates and Class II-A-2 Certificates, the excess of (A) a rate per annum equal to the product of (x) the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans in Loan Group II, weighted based on the Stated Principal Balances of such Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period, over (B) the sum of
(1) an amount, expressed as a per annum rate, equal to the Net Swap Payment payable to the Swap Provider on such Distribution Date, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) an amount equal to the Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs. With respect to any Distribution Date and the REMIC III Regular Interests the ownership of which is represented by the Class II-A-1 Certificates and Class II-A-2 Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 2B, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately prior to such Distribution Date.

         With respect to any Distribution Date and the Class III-A-1 Certificates and Class III-A-2 Certificates, the excess of (A) a rate per annum equal to the product of (x) the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans in Loan Group III, weighted based on the Stated Principal Balances of such Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period, over (B) the sum of
(1) an amount, expressed as a per annum rate, equal to the Net Swap Payment payable to the Swap Provider on such Distribution Date, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) an amount equal to the Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs. With respect to any Distribution Date and the REMIC III Regular Interests the ownership of which is represented by the Class III-A-1 Certificates and Class III-A-2 Certificates, the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 3B, weighted on the basis of the Uncertificated Principal Balance of such REMIC II Regular Interest immediately prior to such Distribution Date.

         With respect to any Distribution Date and the Class M Certificates, the excess of (A) a rate per annum equal to the product of (x) the weighted average of the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans in each Loan Group, weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each such Loan Group as of the first day of the calendar month preceding the month in which the Distribution Date occurs, the aggregate Certificate Principal Balance of the related Class or Classes of Senior Certificates and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period, over (B) the sum of (1) an amount, expressed as a per annum rate, equal to the Net Swap Payment payable to the Swap Provider on such Distribution Date, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) an amount equal to the Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider, divided by the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs. With respect to any Distribution Date and the REMIC III Regular Interests the ownership of which is represented by the Class M Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC II Pass-Through Rates on
(a) REMIC II Regular Interest 1A, subject to a cap and a floor equal to the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 1B, (b) REMIC II Regular Interest 2A, subject to a cap and a floor equal to the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 2B and
(c) REMIC II Regular Interest 3A, subject to a cap and a floor equal to the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interest 3B, in each case as determined for such Distribution Date, weighted on the basis of the Uncertificated Principal Balance of each such REMIC II Regular Interest immediately prior to such Distribution Date.

         NET SWAP PAYMENT: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

         NON-BOOK-ENTRY CERTIFICATE: Any Certificate other than a Book-Entry Certificate.

         NONRECOVERABLE ADVANCE: Any portion of an Advance previously made or proposed to be made by the Master Servicer pursuant to this Agreement, that, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or otherwise.

         NOTIONAL AMOUNT: With respect to each Distribution Date and the Swap Agreement, the notional amount for the related calculation period as set forth in the related schedule set forth in Exhibit M.

         OFFICER'S CERTIFICATE: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Seller and/or the Trustee, as the case may be, as required by this Agreement.

         ONE-MONTH LIBOR: With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Accrual Period shall equal [2.65]% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Trustee and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A Certificates and Class M Certificates for the related Accrual Period shall, in the absence of manifest error, be final and binding.

         ONE-MONTH LIBOR PASS-THROUGH RATE: With respect to the Class I-A-1 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest I-A-1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class I-A-2 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest I-A-2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class I-A-3 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest I-A-3, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class II-A-1 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest II-A-1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class II-A-2 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II

Regular Interest II-A-2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class III-A-1 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest III-A-1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class III-A-2 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest III-A-2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-1 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-1, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-2 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-2, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-3 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-3, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-4 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-4, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-5 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-5, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-6 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-6, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-7 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-7, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         With respect to the Class M-8 Certificates and, for purposes of the definition of "Marker Rate" and "Maximum Uncertificated Accrued Interest Deferral Amount", REMIC II Regular Interest M-8, a per annum rate equal to One-Month LIBOR plus the related Certificate Margin.

         OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Seller, the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion;

provided that with respect to Section 2.05, 7.05, 7.07 or 11.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Seller, Depositor and the Master Servicer, (ii) not have any direct financial interest in the Seller, the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Seller, the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         OPTIONAL TERMINATION: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 10.01 hereof.

         OPTIONAL TERMINATION DATE: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans is equal to or less than 10% of the Stated Principal Balance of all of the Mortgage Loans as of the Cut-off Date.

         ORIGINAL VALUE: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal or the sales price of such property or, in the case of a refinancing, on an appraisal.

         OTS: The Office of Thrift Supervision.

         OUTSTANDING: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

         (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

         OUTSTANDING MORTGAGE LOAN: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

         OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the aggregate Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (including any reduction due to Realized Losses) over the Certificate Principal Balances of the Certificates on such Distribution Date (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

         OVERCOLLATERALIZATION RELEASE AMOUNT: With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Distribution Date).

         OVERCOLLATERALIZATION TARGET AMOUNT: With respect to any Distribution Date (a) prior to the Stepdown Date, 2.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) the lesser of (1) 2.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and (2) 4.00% of the then current aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (ii) $3,244,247 or (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

         OWNERSHIP INTEREST: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         PASS-THROUGH RATE: With respect to the Class A Certificates and Class M Certificates and any Distribution Date, a rate per annum equal to the lesser of
(i) the related One-Month LIBOR Pass-Through Rate for such Distribution Date and
(ii) the related Net Rate Cap for such Distribution Date. The initial Pass-Through Rates for the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates will be 2.760%, 2.890%, 3.000%, 2.900%, 2.960%, 2.890%, 2.940%, 3.150%, 3.400%, 3.440%,
3.850%, 3.950%, 4.750%, 5.650% and 5.650% per annum, respectively.

         With respect to the Class CE Interest and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amount determined for each REMIC II Regular Interest (other than REMIC II Regular Interests 1A, 1B, 2A, 2B, 3A, 3B, XX, IO and P) equal to (x) the excess of the Uncertificated REMIC II Pass-Through Rate for such REMIC II Regular Interest over the Marker Rate, applied to (y) a notional amount equal to the Uncertificated Principal Balance of such REMIC II Regular Interest, and the denominator of which is the aggregate Uncertificated Principal Balances of such REMIC II Regular Interests.

         With respect to the Class CE Certificates: the Class CE Certificates shall not have a Pass-Through Rate, but Current Interest for such Certificates and each Distribution Date shall be an amount equal to 100% of the amounts distributable to the Class CE Interest for such Distribution Date.

         With respect to the Class P Certificates, 0.00% per annum.

         With respect to REMIC VI Regular Interest IO: REMIC VI Regular Interest IO shall not have a Pass-Through Rate, but Current Interest for such regular interest and each Distribution Date shall be an amount equal to 100% of the amounts distributable to the Class IO Interest for such Distribution Date.

         PERCENTAGE INTEREST: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

         PERIODIC RATE CAP: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

         PERMITTED INVESTMENTS: At any time, any one or more of the following obligations and securities:

                           (i) obligations of the United States or any agency
                  thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) general obligations of or obligations guaranteed
                  by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                           (iii) commercial or finance company paper which is
                  then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                           (iv) certificates of deposit, demand or time
                  deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

                           (v) guaranteed reinvestment agreements issued by any
                  bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced in writing;

                           (vi) repurchase obligations with respect to any
                  security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

                           (vii) securities (other than stripped bonds, stripped
                  coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                           (viii) interests in any money market fund (including
                  any such fund managed or advised by the Trustee or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                           (ix) short term investment funds sponsored by any
                  trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee or the Master Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

                           (x) such other investments having a specified stated
                  maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (viii) above); provided further that no amount beneficially owned by any REMIC may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

         PERMITTED TRANSFEREE: Any person other than (i) the United States, any State or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel addressed to the Trustee (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

         PERSON: Any individual, corporation, partnership, joint venture, association, joint- stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         PREPAYMENT ASSUMPTION: The applicable rate of prepayment as described in the Prospectus Supplement.

         PREPAYMENT CHARGE: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

         PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.18 or
10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such liquidation proceeds less the sum of (a) the Trustee Fee, (b) the Servicing Fee and (c) the LPMI Fee, if any.

         PREPAYMENT PERIOD: As to any Distribution Date, the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

         PRIMARY MORTGAGE INSURANCE POLICY: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

         PRINCIPAL DISTRIBUTION AMOUNT: With respect to each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date, less (z) any Overcollateralization Release Amount.

         PRINCIPAL FUNDS: With respect to each Loan Group and any Distribution Date, (i) the sum, without duplication, of (a) all scheduled principal collected during the related Due Period, (b) all Advances relating to principal made on or before the Distribution Account Deposit Date, (c) Principal Prepayments exclusive of prepayment charges or penalties collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller pursuant to Sections 2.02 and 2.03 or by EMC pursuant to Section 3.18, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal), in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement and (g) amounts in respect of principal paid by the Majority Class CE Certificateholder or the Master Servicer, as applicable, pursuant to Section 10.01, minus (ii) all amounts required to be reimbursed pursuant to Sections 4.02 and 4.05 or as otherwise set forth in this Agreement and (iii) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event) owed to the Swap Administrator for payment to the Swap Provider to the extent not paid from Interest Funds.

         PRINCIPAL PREPAYMENT: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.18 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

         PRINCIPAL REMITTANCE AMOUNT: With respect to each Distribution Date, the sum of the amounts listed in clauses (a) through (f) of the definition of Principal Funds.

         PRIVATE CERTIFICATES: Any of the Class M-7, Class M-8, Class P, Class CE and Residual Certificates.

         PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated February 24, 2005 relating to the public offering of the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

         PROTECTED ACCOUNT: The separate Eligible Account established and maintained by the Master Servicer with respect to the Mortgage Loans and REO Property in accordance with Section 4.01 hereof.

         PUD:  A Planned Unit Development.

         PURCHASE PRICE: With respect to any Mortgage Loan (x) required to be repurchased by the Seller pursuant to Section 2.02 or 2.03 hereof or (y) that EMC has a right to purchase pursuant to Section 3.18 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to Certificateholders, reduced by any portion of the Servicing Fee, Servicing Advances and Advances payable to the purchaser of the Mortgage Loan plus (iii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

         QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

         RATING AGENCY: Each of Moody's and S&P. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         REALIZED LOSS: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to
(i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, minus
(iii) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer pursuant to this Agreement. In addition, to the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are distributed to any Class of Certificates or applied to increase Excess Spread on any Distribution Date.

         With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, minus (iv) the aggregate of all unreimbursed Advances and Servicing Advances.

         With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

         RECORD DATE: With respect to any Distribution Date and the Certificates (other than the Class M-7, Class M-8, Class CE, Class P and Residual Certificates), so long as such Classes of Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Class M-7, Class M-8, Class CE, Class P and Residual Certificates, so long as such Classes of Certificates remain non Book-Entry Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

         REFERENCE BANKS: Shall mean leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated as such by the Trustee and (iii) which are not controlling, controlled by, or under common control with, the Depositor, the Seller or the Master Servicer.

         REFERENCE BANK RATE: With respect to any Accrual Period shall mean the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in an amount approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates for such Accrual Period.

         REGULAR CERTIFICATE: Any Certificate other than a Residual Certificate.

         REGULAR INTEREST: A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

         RELIEF ACT: The Servicemembers Civil Relief Act, as amended, or similar state law.

         RELIEF ACT INTEREST SHORTFALL: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Relief Act.

         REMAINING EXCESS SPREAD: With respect to any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

         REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

         REMIC I: The segregated pool of assets described in the Preliminary Statement and Section 5.07(a).

         REMIC REGULAR INTERESTS: the REMIC I Regular Interests and REMIC II Regular Interests.

         REMIC I GROUP I REGULAR INTERESTS: REMIC I Regular Interest I-1-A through REMIC I Regular Interest I-60-B as designated in the Preliminary Statement hereto.

         REMIC I GROUP II REGULAR INTERESTS: REMIC I Regular Interest II-1-A through REMIC I Regular Interest II-60-B as designated in the Preliminary Statement hereto.

         REMIC I GROUP III REGULAR INTERESTS: REMIC I Regular Interest III-1-A through REMIC I Regular Interest III-60-B as designated in the Preliminary Statement hereto.

         REMIC I REGULAR INTEREST: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto. The REMIC I Regular Interests consist of the REMIC I Group I Regular Interests, REMIC I Group II Regular Interests, REMIC I Group III Regular Interests and REMIC I Regular Interest P.

         REMIC II: The segregated pool of Assets described in the Preliminary Statement and Section 5.07(a).

         REMIC II INTEREST LOSS ALLOCATION AMOUNT: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Accrual Period) equal to (a) the product of
(i) 50% of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the Uncertificated REMIC II Pass-Through Rate for REMIC II Regular Interest AA minus the Marker Rate, divided by (b) 12.

         REMIC II MARKER ALLOCATION PERCENTAGE: 50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC II Regular Interest AA, REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7, REMIC II Regular Interest M-8 and REMIC II Regular Interest ZZ.

         REMIC II OVERCOLLATERALIZATION AMOUNT: With respect to any date of determination, (i) 0.50% of the aggregate Uncertificated Principal Balances of the REMIC II Regular Interests (other than REMIC II Regular Interest P) minus
(ii) the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2,REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7 and REMIC II Regular Interest M-8, in each case as of such date of determination.

         REMIC II PRINCIPAL LOSS ALLOCATION AMOUNT: With respect to any Distribution Date, an amount equal to (a) the product of (i) 50% of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7, REMIC II Regular Interest M-8 and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7, REMIC II Regular Interest M-8 and REMIC II Regular Interest ZZ.

         REMIC II SUB WAC ALLOCATION PERCENTAGE: 50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC II Regular Interest 1A, REMIC II Regular Interest 1B, REMIC II Regular Interest 2A, REMIC II Regular Interest 2B, REMIC II Regular Interest 3A, REMIC II Regular Interest 3B and REMIC II Regular Interest XX.

         REMIC II SUBORDINATED BALANCE RATIO: The ratio among the Uncertificated Principal Balances of each REMIC II Regular Interest ending with the designation "A" (other than REMIC II Regular Interest AA), equal to the ratio among, with respect to each such REMIC II Regular Interest, the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I or the Mortgage Loans in Loan Group II or the Mortgage Loans in Loan Group III, as applicable over (y) the current Certificate Principal Balance of the related Class A Certificates.

         REMIC II REQUIRED OVERCOLLATERALIZATION AMOUNT: 0.50% of the Overcollateralization Target Amount.

         REMIC II REGULAR INTEREST: Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC III: The segregated pool of assets described in the Preliminary Statement and Section 5.07(a).

         REMIC III CERTIFICATE: Any Regular Certificate (other than the Class CE Certificates and Class P Certificates).

         REMIC III CERTIFICATEHOLDER:  The Holder of any REMIC III Certificate.

         REMIC III REGULAR INTEREST: Any Class A Certificate, Class M Certificate, Class CE Interest, Class P Interest or Class IO Interest.

         REMIC IV: The segregated pool of assets consisting of the Class CE Interest conveyed in trust to the Trustee, for the benefit of the Holders of the Class CE Certificates and the Class RX Certificate (in respect of the Class R-4 Interest), with respect to which a separate REMIC election is to be made.

         REMIC IV CERTIFICATE: Any Class CE Certificate or Class RX Certificate (in respect of the Class R-4 Interest).

         REMIC V: The segregated pool of assets consisting of the Class P Interest conveyed in trust to the Trustee, for the benefit of the Holders of the Class P Certificates and the Class RX Certificate (in respect of the Class R-5 Interest), with respect to which a separate REMIC election is to be made.

         REMIC V CERTIFICATE: Any Class P Certificate or Class RX Certificate (in respect of the Class R-5 Interest).

         REMIC VI: The segregated pool of assets consisting of the Class IO Interest conveyed in trust to the Trustee, for the benefit of the Holders of REMIC VI Regular Interest IO and the Class RX Certificate (in respect of the Class R-6 Interest), with respect to which a separate REMIC election is to be made.

         REMIC VI INTERESTS: The REMIC VI Regular Interest IO and any Class RX Certificate (in respect of the Class R-6 Interest).

         REMIC OPINION: Shall mean an Opinion of Counsel to the effect that the proposed action will not cause any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         REMITTANCE DATE: Shall mean the Business Day immediately preceding the Distribution Account Deposit Date.

         REO IMPUTED INTEREST: As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net

Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

         REO PROPERTY: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         REPLACEMENT MORTGAGE LOAN: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) if the Replacement Mortgage Loan is a fixed rate Mortgage Loan, have a fixed Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (vii) have the same lien priority as the Deleted Mortgage Loan; (viii) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (ix) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (x) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (xi) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (xii) if the Replacement Mortgage Loan is an Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (xiii) comply with each representation and warranty set forth in Section 7 of the Mortgage Loan Purchase Agreement and (xiv) the Custodian has delivered a Final Certification noting no defects or exceptions.

         REQUEST FOR RELEASE: The Request for Release to be submitted by the Seller or the Master Servicer to the Custodian substantially in the form of Exhibit G. Each Request for Release furnished to the Custodian by the Seller or the Master Servicer shall be in duplicate and shall be executed by an officer of such Person or a Servicing Officer (or, if furnished electronically to the Custodian, shall be deemed to have been sent and executed by an officer of such Person or a Servicing Officer) of the Master Servicer.

         REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

         RESERVE FUND: Shall mean the separate trust account created and maintained by the Trustee pursuant to Section 3.20 hereof.

         RESIDUAL CERTIFICATES: The Class R-1, Class R-2, Class R-3 and Class RX Certificates (representing ownership of the Class R-4 Interest, Class R-5 Interest and Class R-6 Interest) each evidencing the sole class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in the related REMIC.

         RESIDUAL INTEREST: The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         RESPONSIBLE OFFICER: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, or any Trust Officer with specific responsibility for the transactions contemplated hereby, any other officer customarily performing functions similar to those performed by any of the above designated officers or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         SCHEDULED PAYMENT: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

         SECURITIES ACT: The Securities Act of 1933, as amended.

         SELLER: EMC Mortgage Corporation, a Delaware corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

         SENIOR CERTIFICATES: Any of the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1 and Class II-A-2, Class III-A-1 and Class III-A-2 Certificates.

         SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by the Master Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under Section 3.07 hereof to cause insurance to be maintained.

         SERVICING FEE: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the last day of the related Due Period or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

         SERVICING FEE RATE:  0.500% per annum.

         SERVICING MODIFICATION: With respect to any Mortgage Loan that is in default or, in the reasonable judgment of the Master Servicer, as to which default is reasonably foreseeable, any modification which is effected by the Master Servicer in accordance with the terms of this Agreement which results in any change in the outstanding Stated Principal Balance, any change in the Mortgage Rate or any extension of the term of such Mortgage Loan.

         SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

         STARTUP DAY: The Startup Day for each REMIC formed hereunder shall be the Closing Date.

         STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof minus the sum of (i) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date (and irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.09 with respect to such Mortgage Loan, that were received by the Master Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (iii) any Realized Losses on such Mortgage Loan incurred during the related Prepayment Period. The Stated Principal Balance of a Liquidated Loan equals zero.

         STEPDOWN DATE: The later to occur of (a) the Distribution Date in March 2008 and (b) the first Distribution Date on which the Current Specified Enhancement Percentage (calculated for this purpose only, prior to distributions on the Certificates but following distributions on the Mortgage Loans for the related Due Period) is greater than or equal to 42.20%.

         SUBORDINATED CERTIFICATES: The Class M Certificates, Class CE Certificates and Residual Certificates.

         SUBSEQUENT RECOVERIES: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Seller pursuant to the Mortgage Loan Purchase Agreement) specifically related to a Mortgage Loan that was the subject of a liquidation or final disposition of any REO Property prior to the related Prepayment Period that resulted in a Realized Loss.

         SUBSERVICING AGREEMENT: Any agreement entered into between the Master Servicer and a subservicer with respect to the subservicing of any Mortgage Loan hereunder by such subservicer.

         SUBSTITUTION ADJUSTMENT AMOUNT: The meaning ascribed to such term pursuant to Section 2.03(c).

         SUCCESSOR MASTER SERVICER: The meaning ascribed to such term pursuant to Section 8.02.

         SWAP ADMINISTRATION AGREEMENT: The swap administration agreement, dated February 28, 2005, pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments.

         SWAP AGREEMENT: The interest rate swap agreement between the Swap Provider and the Swap Administrator, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit M.

         SWAP ACCOUNT: The separate trust account created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement.

         SWAP LIBOR: LIBOR as determined pursuant to the Swap Agreement.

         SWAP PROVIDER: The swap provider under the Swap Agreement either (a) entitled to receive payments from the Swap Administrator from amounts payable by the Trust Fund under this Agreement or (b) required to make payments to the Swap Administrator for payment to the Trust Fund, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign. Initially, the Swap Provider shall be Bear Stearns Financial Products Inc.

         SWAP PROVIDER TRIGGER EVENT: With respect to any Distribution Date, (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or (iii) an Additional Termination Event under the interest rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

         SWAP TERMINATION PAYMENT: Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

         TAX MATTERS PERSON: The person designated as "tax matters person" in the manner provided under Treasury Regulation Sections 1.860F-4(d) and 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Trustee, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

         TRANSFER: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

         TRANSFER AFFIDAVIT: As defined in Section 6.02(c).

         TRIGGER EVENT: With respect to any Distribution Date, a Trigger Event exists if (i) a Delinquency Event shall have occurred and be continuing or (ii) the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date as a percentage of the Cut-off Date Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

             DISTRIBUTION DATE                   PERCENTAGE
        ---------------------------        ----------------------

        March 2008 to February 2009                3.50%
        March 2009 to February 2010                5.25%
        March 2010 to February 2011                6.75%
        March 2011 and thereafter                  7.75%


         TRUST FUND: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Distribution Account, the Class P Certificate Account, the Reserve Fund and the Protected Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) the rights under the Swap Administration Agreement; (vi) the rights under the Mortgage Loan Purchase Agreement; and (vii) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

         TRUSTEE: LaSalle Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

         TRUSTEE FEE: As to each Mortgage Loan and any Distribution Date, a per annum fee equal to 0.0053% multiplied by the Stated Principal Balance of such Mortgage Loan as of the last day of the related Due Period.

         UNCERTIFICATED ACCRUED INTEREST: With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass-

Through Rate on the related Uncertificated Principal Balance of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests as set forth in Section 5.07).

         UNCERTIFICATED NOTIONAL AMOUNT: With respect to the Class CE Interest and any Distribution Date, an amount equal to the aggregate Uncertificated Principal Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest P) for such Distribution Date.

         With respect to REMIC II Regular Interest IO and each Distribution Date listed below, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

DISTRIBUTION
    DATE                                 REMIC I REGULAR INTERESTS
------------  ------------------------------------------------------------------------------
      1          I-1-A through I-60-A, II-1-A through II-60-A and III-1-A through III-60-A
      2          I-2-A through I-60-A, II-2-A through II-60-A and III-2-A through III-60-A
      3          I-3-A through I-60-A, II-3-A through II-60-A and III-3-A through III-60-A
      4          I-4-A through I-60-A, II-4-A through II-60-A and III-4-A through III-60-A
      5          I-5-A through I-60-A, II-5-A through II-60-A and III-5-A through III-60-A
      6          I-6-A through I-60-A, II-6-A through II-60-A and III-6-A through III-60-A
      7          I-7-A through I-60-A, II-7-A through II-60-A and III-7-A through III-60-A
      8          I-8-A through I-60-A, II-8-A through II-60-A and III-8-A through III-60-A
      9          I-9-A through I-60-A, II-9-A through II-60-A and III-9-A through III-60-A
     10        I-10-A through I-60-A, II-10-A through II-60-A and III-10-A through III-60-A
     11        I-11-A through I-60-A, II-11-A through II-60-A and III-11-A through III-60-A
     12        I-12-A through I-60-A, II-12-A through II-60-A and III-12-A through III-60-A
     13        I-13-A through I-60-A, II-13-A through II-60-A and III-13-A through III-60-A
     14        I-14-A through I-60-A, II-14-A through II-60-A and III-14-A through III-60-A
     15        I-15-A through I-60-A, II-15-A through II-60-A and III-15-A through III-60-A
     16        I-16-A through I-60-A, II-16-A through II-60-A and III-16-A through III-60-A
     17        I-17-A through I-60-A, II-17-A through II-60-A and III-17-A through III-60-A
     18        I-18-A through I-60-A, II-18-A through II-60-A and III-18-A through III-60-A
     19        I-19-A through I-60-A, II-19-A through II-60-A and III-19-A through III-60-A
     20        I-20-A through I-60-A, II-20-A through II-60-A and III-20-A through III-60-A
     21        I-21-A through I-60-A, II-21-A through II-60-A and III-21-A through III-60-A
     22        I-22-A through I-60-A, II-22-A through II-60-A and III-22-A through III-60-A
     23        I-23-A through I-60-A, II-23-A through II-60-A and III-23-A through III-60-A
     24        I-24-A through I-60-A, II-24-A through II-60-A and III-24-A through III-60-A
     25        I-25-A through I-60-A, II-25-A through II-60-A and III-25-A through III-60-A
     26        I-26-A through I-60-A, II-26-A through II-60-A and III-26-A through III-60-A
     27        I-27-A through I-60-A, II-27-A through II-60-A and III-27-A through III-60-A
     28        I-28-A through I-60-A, II-28-A through II-60-A and III-28-A through III-60-A
     29        I-29-A through I-60-A, II-29-A through II-60-A and III-29-A through III-60-A
     30        I-30-A through I-60-A, II-30-A through II-60-A and III-30-A through III-60-A
     31        I-31-A through I-60-A, II-31-A through II-60-A and III-31-A through III-60-A
     32        I-32-A through I-60-A, II-32-A through II-60-A and III-32-A through III-60-A
     33        I-33-A through I-60-A, II-33-A through II-60-A and III-33-A through III-60-A
     34        I-34-A through I-60-A, II-34-A through II-60-A and III-34-A through III-60-A
     35        I-35-A through I-60-A, II-35-A through II-60-A and III-35-A through III-60-A
     36        I-36-A through I-60-A, II-36-A through II-60-A and III-36-A through III-60-A
     37        I-37-A through I-60-A, II-37-A through II-60-A and III-37-A through III-60-A

DISTRIBUTION
    DATE                                 REMIC I REGULAR INTERESTS
------------  ------------------------------------------------------------------------------
     38        I-38-A through I-60-A, II-38-A through II-60-A and III-38-A through III-60-A
     39        I-39-A through I-60-A, II-39-A through II-60-A and III-39-A through III-60-A
     40        I-40-A through I-60-A, II-40-A through II-60-A and III-40-A through III-60-A
     41        I-41-A through I-60-A, II-41-A through II-60-A and III-41-A through III-60-A
     42        I-42-A through I-60-A, II-42-A through II-60-A and III-42-A through III-60-A
     43        I-43-A through I-60-A, II-43-A through II-60-A and III-43-A through III-60-A
     44        I-44-A through I-60-A, II-44-A through II-60-A and III-44-A through III-60-A
     45        I-45-A through I-60-A, II-45-A through II-60-A and III-45-A through III-60-A
     46        I-46-A through I-60-A, II-46-A through II-60-A and III-46-A through III-60-A
     47        I-47-A through I-60-A, II-47-A through II-60-A and III-47-A through III-60-A
     48        I-48-A through I-60-A, II-48-A through II-60-A and III-48-A through III-60-A
     49        I-49-A through I-60-A, II-49-A through II-60-A and III-49-A through III-60-A
     50        I-50-A through I-60-A, II-50-A through II-60-A and III-50-A through III-60-A
     51        I-51-A through I-60-A, II-51-A through II-60-A and III-51-A through III-60-A
     52        I-52-A through I-60-A, II-52-A through II-60-A and III-52-A through III-60-A
     53        I-53-A through I-60-A, II-53-A through II-60-A and III-53-A through III-60-A
     54        I-54-A through I-60-A, II-54-A through II-60-A and III-54-A through III-60-A
     55        I-55-A through I-60-A, II-55-A through II-60-A and III-55-A through III-60-A
     56        I-56-A through I-60-A, II-56-A through II-60-A and III-56-A through III-60-A
     57        I-57-A through I-60-A, II-57-A through II-60-A and III-57-A through III-60-A
     58        I-58-A through I-60-A, II-58-A through II-60-A and III-58-A through III-60-A
     59         I-59-A through I-60-A, II-59-A through II-60-Aand III-59-A through III-60-A
     60                                I-60-A, II-60-A and III-60-A
 thereafter                                       $0.00


         With respect to the Class IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the REMIC II Regular Interest IO. With respect to REMIC VI Regular Interest IO, an amount equal to the Uncertificated Notional Amount of the Class IO Interest.

         UNCERTIFICATED PASS-THROUGH RATE: the Uncertificated REMIC I Pass-Through Rate and Uncertificated REMIC II Pass-Through Rate.

         UNCERTIFICATED PRINCIPAL BALANCE: The amount of REMIC Regular Interests outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated principal balance. On each Distribution Date, the Uncertificated Principal Balance of the REMIC Regular Interests shall be reduced by all distributions of principal made on such REMIC Regular Interests on such Distribution Date pursuant to Section 5.07 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.05, and the Uncertificated Principal Balance of REMIC II Regular Interest ZZ shall be increased by interest deferrals as provided in Section 5.07(c)(1)(ii). The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. With respect to the Class CE Interest as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balances of the REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Class M Certificates and the Class P Interest then outstanding.

         UNCERTIFICATED REMIC I PASS-THROUGH RATE: With respect to each REMIC I Group I Regular Interest ending with the designation "A", a per annum rate equal to the weighted average Net Mortgage Rate of Loan Group I multiplied by 2, subject to a maximum rate of 7.5240%. With respect to each REMIC I Group I Regular Interest ending with the designation "B", the greater of (x) a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average Net Mortgage Rate of Loan Group I over (ii) 7.5240% and (y) 0.00%. With respect to each REMIC I Group II Regular Interest ending with the designation "A", a per annum rate equal to the weighted average Net Mortgage Rate of Loan Group II multiplied by 2, subject to a maximum rate of 7.5240%. With respect to each REMIC I Group II Regular Interest ending with the designation "B", the greater of (x) a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average Net Mortgage Rate of Loan Group II over (ii) 7.5240% and (y) 0.00%. With respect to each REMIC I Group III Regular Interest ending with the designation "A", a per annum rate equal to the weighted average Net Mortgage Rate of Loan Group III multiplied by 2, subject to a maximum rate of 7.5240%. With respect to each REMIC I Group III Regular Interest ending with the designation "B", the greater of (x) a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average Net Mortgage Rate of Loan Group III over (ii) 7.5240%, and (y) 0.00%. With respect to REMIC I Regular Interest P, 0.00%.

         UNCERTIFICATED REMIC II PASS-THROUGH RATE: With respect to REMIC II Regular Interest AA, REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7, REMIC II Regular Interest M-8, REMIC II Regular Interest ZZ, REMIC II Regular Interest 1-A, REMIC II Regular Interest 2-A, REMIC II Regular Interest 3-A and REMIC II Regular Interest XX, a per annum rate (but not less than zero) equal to the weighted average of (x) with respect to REMIC I Regular Interests ending with the designation "B", the weighted average of the Uncertificated REMIC I Pass-Through Rates for such REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of such REMIC I Regular Interests for each such Distribution Date and (y) with respect to REMIC I Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC I Regular Interest listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
         1           I-1-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-1-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-1-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
         2           I-2-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-2-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-2-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A                         Uncertificated REMIC I Pass-Through Rate

                     II-1-A                        Uncertificated REMIC I Pass-Through Rate

                     III-1-A                       Uncertificated REMIC I Pass-Through Rate

         3           I-3-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-3-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-3-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A and I-2-A               Uncertificated REMIC I Pass-Through Rate

                     II-1-A and II-2-A             Uncertificated REMIC I Pass-Through Rate

                     III-1-A and III-2-A           Uncertificated REMIC I Pass-Through Rate

         4           I-4-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-4-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-4-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-3-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-3-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-3-A       Uncertificated REMIC I Pass-Through Rate

         5           I-5-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-5-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-5-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-4-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-4-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-4-A       Uncertificated REMIC I Pass-Through Rate

         6           I-6-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-6-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-6-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-5-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-5-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-5-A       Uncertificated REMIC I Pass-Through Rate

         7           I-7-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-7-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-7-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-6-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-6-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-6-A       Uncertificated REMIC I Pass-Through Rate

         8           I-8-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-8-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-8-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate


                                       54

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                     I-1-A through I-7-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-7-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-7-A       Uncertificated REMIC I Pass-Through Rate

         9           I-9-A through I-60-A          2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-9-A through II-60-A        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-9-A through III-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-8-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-8-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-8-A       Uncertificated REMIC I Pass-Through Rate

        10           I-10-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-10-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-10-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-9-A           Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-9-A         Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-9-A       Uncertificated REMIC I Pass-Through Rate

        11           I-11-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-11-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-11-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-10-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-10-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-10-A      Uncertificated REMIC I Pass-Through Rate

        12           I-12-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-12-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-12-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-11-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-11-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-11-A      Uncertificated REMIC I Pass-Through Rate

        13           I-13-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-13-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-13-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-12-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-12-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-12-A      Uncertificated REMIC I Pass-Through Rate

        14           I-14-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-14-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-14-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-13-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-13-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-13-A      Uncertificated REMIC I Pass-Through Rate

        15           I-15-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-15-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-15-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-14-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-14-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-14-A      Uncertificated REMIC I Pass-Through Rate

                                       55

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
        16           I-16-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-16-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-16-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-15-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-15-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-15-A      Uncertificated REMIC I Pass-Through Rate

        17           I-17-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-17-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-17-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-16-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-16-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-16-A      Uncertificated REMIC I Pass-Through Rate

        18           I-18-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-18-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-18-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-17-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-17-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-17-A      Uncertificated REMIC I Pass-Through Rate

        19           I-19-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-19-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-19-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-18-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-18-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-18-A      Uncertificated REMIC I Pass-Through Rate

        20           I-20-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-20-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-20-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-19-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-19-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-19-A      Uncertificated REMIC I Pass-Through Rate

        21           I-21-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-21-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-21-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-20-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-20-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-20-A      Uncertificated REMIC I Pass-Through Rate

        22           I-22-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-22-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-22-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-21-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-21-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-21-A      Uncertificated REMIC I Pass-Through Rate

        23           I-23-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-23-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate


                                       56

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------

                     III-23-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-22-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-22-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-22-A      Uncertificated REMIC I Pass-Through Rate

        24           I-24-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-24-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-24-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-23-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-23-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-23-A      Uncertificated REMIC I Pass-Through Rate

        25           I-25-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-25-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-25-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-24-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-24-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-24-A      Uncertificated REMIC I Pass-Through Rate

        26           I-26-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-26-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-26-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-25-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-25-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-25-A      Uncertificated REMIC I Pass-Through Rate

        27           I-27-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-27-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-27-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-26-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-26-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-26-A      Uncertificated REMIC I Pass-Through Rate

        28           I-28-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-28-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-28-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-27-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-27-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-27-A      Uncertificated REMIC I Pass-Through Rate

        29           I-29-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-29-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-29-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-28-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-28-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-28-A      Uncertificated REMIC I Pass-Through Rate

        30           I-30-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-30-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-30-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-29-A          Uncertificated REMIC I Pass-Through Rate


                                       57

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                     II-1-A through II-29-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-29-A      Uncertificated REMIC I Pass-Through Rate

        31           I-31-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-31-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-31-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-30-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-30-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through II-30-A       Uncertificated REMIC I Pass-Through Rate

        32           I-32-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-32-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-32-A through II-60-A      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-31-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-31-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-31-A      Uncertificated REMIC I Pass-Through Rate

        33           I-33-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-33-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-33-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-32-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-32-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-32-A      Uncertificated REMIC I Pass-Through Rate

        34           I-34-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-34-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-34-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-33-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-33-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-33-A      Uncertificated REMIC I Pass-Through Rate

        35           I-35-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-35-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-35-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-34-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-34-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-34-A      Uncertificated REMIC I Pass-Through Rate

        36           I-36-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-36-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-36-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-35-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-35-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-35-A      Uncertificated REMIC I Pass-Through Rate

        37           I-37-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-37-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-37-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-36-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-36-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-36-A      Uncertificated REMIC I Pass-Through Rate

        38           I-38-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I


                                       58

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                                                   Pass-Through Rate
                     II-38-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-38-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-37-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-37-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-37-A      Uncertificated REMIC I Pass-Through Rate

        39           I-39-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-39-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-39-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-38-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-38-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-38-A      Uncertificated REMIC I Pass-Through Rate

        40           I-40-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-40-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-40-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-39-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-39-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-39-A      Uncertificated REMIC I Pass-Through Rate

        41           I-41-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-41-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-41-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-40-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-40-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-40-A      Uncertificated REMIC I Pass-Through Rate

        42           I-42-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-42-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-42-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-41-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-41-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-41-A      Uncertificated REMIC I Pass-Through Rate

        43           I-43-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-43-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-43-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-42-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-42-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-42-A      Uncertificated REMIC I Pass-Through Rate

        44           I-44-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-44-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-44-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-43-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-43-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-43-A      Uncertificated REMIC I Pass-Through Rate

        45           I-45-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-45-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate

                                       59

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                     III-45-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-44-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-44-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-44-A      Uncertificated REMIC I Pass-Through Rate

        46           I-46-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-46-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-46-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-45-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-45-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-45-A      Uncertificated REMIC I Pass-Through Rate

        47           I-47-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-47-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-47-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-46-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-46-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-46-A      Uncertificated REMIC I Pass-Through Rate

        48           I-48-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-48-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-48-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-47-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-47-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-47-A      Uncertificated REMIC I Pass-Through Rate

        49           I-49-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-49-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-49-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-48-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-48-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-48-A      Uncertificated REMIC I Pass-Through Rate

        50           I-50-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-50-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-50-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-49-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-49-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-49-A      Uncertificated REMIC I Pass-Through Rate

        51           I-51-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-51-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-51-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-50-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-50-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-50-A      Uncertificated REMIC I Pass-Through Rate

        52           I-52-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-52-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-52-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-51-A          Uncertificated REMIC I Pass-Through Rate



                                       60

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                     II-1-A through II-51-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-51-A      Uncertificated REMIC I Pass-Through Rate

        53           I-53-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-53-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-53-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-52-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-52-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-52-A      Uncertificated REMIC I Pass-Through Rate

        54           I-54-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-54-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-54-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-53-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-53-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-53-A      Uncertificated REMIC I Pass-Through Rate

        55           I-55-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-55-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-55-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-54-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-54-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-54-A      Uncertificated REMIC I Pass-Through Rate

        56           I-56-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-56-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-56-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-55-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-55-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-55-A      Uncertificated REMIC I Pass-Through Rate

        57           I-57-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-57-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-57-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-56-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-56-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-56-A      Uncertificated REMIC I Pass-Through Rate

       58            I-58-A through I-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-58-A through II-60-A       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-58-A through III-60-A     2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate

                     I-1-A through I-57-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-57-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-57-A      Uncertificated REMIC I Pass-Through Rate

        59           I-59-A and I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     II-59-A and II-60-A           2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-59-A and III-60-A         2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate

                     I-1-A through I-58-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-58-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through III-58-A      Uncertificated REMIC I Pass-Through Rate

        60           I-60-A                        2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate


                                       61

 DISTRIBUTION DATE   REMIC I REGULAR INTEREST                                               RATE
 -----------------   ------------------------      ---------------------------------------------------------------------------------
                     II-60-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     III-60-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                                   Pass-Through Rate
                     I-1-A through I-59-A          Uncertificated REMIC I Pass-Through Rate

                     II-1-A through II-59-A        Uncertificated REMIC I Pass-Through Rate

                     III-1-A through II-59-A       Uncertificated REMIC I Pass-Through Rate

thereafter           I-1-A through I-60-A          Uncertificated REMIC I Pass-Through Rate

thereafter           II-1-A through II-60-A        Uncertificated REMIC I Pass-Through Rate

thereafter           III-1-A through II-60-A       Uncertificated REMIC I Pass-Through Rate


         With respect to REMIC II Regular Interest 1B, a per annum rate (but not less than zero) equal to the weighted average of (x) with respect to REMIC I Group I Regular Interests ending with the designation "B", the weighted average of the Uncertificated REMIC I Pass-Through Rates for such REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date and (y) with respect to REMIC I Group I Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for such REMIC I Regular Interests listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
        1          I-1-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate

        2          I-2-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate

        3          I-3-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate

        4          I-4-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate

        5          I-5-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate

        6          I-6-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate

        7          I-7-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate

        8          I-8-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate

        9          I-9-A through I-60-A             2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate


                                       62

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate

       10          I-10-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate

       11          I-11-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate

       12          I-12-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate

       13          I-13-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate

       14          I-14-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate

       15          I-15-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate

       16          I-16-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate

       17          I-17-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate

       18          I-18-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate

       19          I-19-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate

       20          I-20-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate

       21          I-21-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate

       22          I-22-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate

       23          I-23-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate

       24          I-24-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate



                                       63

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------

       25          I-25-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate

       26          I-26-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate

       27          I-27-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate

       28          I-28-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate

       29          I-29-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate

       30          I-30-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate

       31          I-31-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate

       32          I-32-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate

       33          I-33-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate

       34          I-34-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate

       35          I-35-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate

       36          I-36-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate

       37          I-37-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate

       38          I-38-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate

       39          I-39-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate

       40          I-40-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate



                                       64

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       41          I-41-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate

       42          I-42-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate

       43          I-43-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate

       44          I-44-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate

       45          I-45-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate

       46          I-46-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate

       47          I-47-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate

       48          I-48-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate

       49          I-49-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate

       50          I-50-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate

       51          I-51-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate

       52          I-52-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate

       53          I-53-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate

       54          I-54-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate

       55          I-55-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate

       56          I-56-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate


                                       65

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate

       57          I-57-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate

       58          I-58-A through I-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate

       59          I-59-A and I-60-A                2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate

       60          I-60-A                           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate

thereafter         I-1-A through I-60-A             Uncertificated REMIC I Pass-Through Rate



         With respect to REMIC II Regular Interest 2B, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to REMIC I Group II Regular Interests ending with the designation "B", the weighted average of the Uncertificated REMIC I Pass-Through Rates for such REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date and (y) with respect to REMIC I Group III Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for such REMIC I Regular Interests listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:



DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
        1          II-1-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate

        2          II-2-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A                           Uncertificated REMIC I Pass-Through Rate

        3          II-3-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A and II-2-A                Uncertificated REMIC I Pass-Through Rate

        4          II-4-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-3-A            Uncertificated REMIC I Pass-Through Rate

        5          II-5-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-4-A            Uncertificated REMIC I Pass-Through Rate

        6          II-6-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-5-A            Uncertificated REMIC I Pass-Through Rate



                                       66

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
        7          II-7-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-6-A            Uncertificated REMIC I Pass-Through Rate

        8          II-8-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-7-A            Uncertificated REMIC I Pass-Through Rate

        9          II-9-A through II-60-A           2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-8-A            Uncertificated REMIC I Pass-Through Rate

       10          II-10-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-9-A            Uncertificated REMIC I Pass-Through Rate

       11          II-11-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-10-A           Uncertificated REMIC I Pass-Through Rate

       12          II-12-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-11-A           Uncertificated REMIC I Pass-Through Rate

       13          II-13-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-12-A           Uncertificated REMIC I Pass-Through Rate

       14          II-14-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-13-A           Uncertificated REMIC I Pass-Through Rate

       15          II-15-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-14-A           Uncertificated REMIC I Pass-Through Rate

       16          II-16-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-15-A           Uncertificated REMIC I Pass-Through Rate

       17          II-17-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-16-A           Uncertificated REMIC I Pass-Through Rate

       18          II-18-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-17-A           Uncertificated REMIC I Pass-Through Rate

       19          II-19-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-18-A           Uncertificated REMIC I Pass-Through Rate

       20          II-20-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-19-A           Uncertificated REMIC I Pass-Through Rate

       21          II-21-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-20-A           Uncertificated REMIC I Pass-Through Rate

       22          II-22-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-21-A           Uncertificated REMIC I Pass-Through Rate



                                       67

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       23          II-23-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-22-A           Uncertificated REMIC I Pass-Through Rate

       24          II-24-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-23-A           Uncertificated REMIC I Pass-Through Rate

       25          II-25-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-24-A           Uncertificated REMIC I Pass-Through Rate

       26          II-26-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-25-A           Uncertificated REMIC I Pass-Through Rate

       27          II-27-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-26-A           Uncertificated REMIC I Pass-Through Rate

       28          II-28-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-27-A           Uncertificated REMIC I Pass-Through Rate

       29          II-29-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-28-A           Uncertificated REMIC I Pass-Through Rate

       30          II-30-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-29-A           Uncertificated REMIC I Pass-Through Rate

       31          II-31-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-30-A           Uncertificated REMIC I Pass-Through Rate

       32          II-32-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-31-A           Uncertificated REMIC I Pass-Through Rate

       33          II-33-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-32-A           Uncertificated REMIC I Pass-Through Rate

       34          II-34-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-33-A           Uncertificated REMIC I Pass-Through Rate

       35          II-35-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-34-A           Uncertificated REMIC I Pass-Through Rate

       36          II-36-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-35-A           Uncertificated REMIC I Pass-Through Rate

       37          II-37-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-36-A           Uncertificated REMIC I Pass-Through Rate

       38          II-38-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
                   II-1-A through II-37-A           Uncertificated REMIC I Pass-Through Rate

       39          II-39-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-38-A           Uncertificated REMIC I Pass-Through Rate

       40          II-40-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-39-A           Uncertificated REMIC I Pass-Through Rate

       41          II-41-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-40-A           Uncertificated REMIC I Pass-Through Rate

       42          II-42-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-41-A           Uncertificated REMIC I Pass-Through Rate

       43          II-43-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-42-A           Uncertificated REMIC I Pass-Through Rate

       44          II-44-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-43-A           Uncertificated REMIC I Pass-Through Rate

       45          II-45-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-44-A           Uncertificated REMIC I Pass-Through Rate

       46          II-46-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-45-A           Uncertificated REMIC I Pass-Through Rate

       47          II-47-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-46-A           Uncertificated REMIC I Pass-Through Rate

       48          II-48-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-47-A           Uncertificated REMIC I Pass-Through Rate

       49          II-49-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-48-A           Uncertificated REMIC I Pass-Through Rate

       50          II-50-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-49-A           Uncertificated REMIC I Pass-Through Rate

       51          II-51-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-50-A           Uncertificated REMIC I Pass-Through Rate

       52          II-52-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-51-A           Uncertificated REMIC I Pass-Through Rate

       53          II-53-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-52-A           Uncertificated REMIC I Pass-Through Rate



                                       69

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       54          II-54-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-53-A           Uncertificated REMIC I Pass-Through Rate

       55          II-55-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-54-A           Uncertificated REMIC I Pass-Through Rate

       56          II-56-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-55-A           Uncertificated REMIC I Pass-Through Rate

       57          II-57-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-56-A           Uncertificated REMIC I Pass-Through Rate

       58          II-58-A through II-60-A          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-57-A           Uncertificated REMIC I Pass-Through Rate

       59          II-59-A and II-60-A              2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-58-A           Uncertificated REMIC I Pass-Through Rate

       60          II-60-A                          2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   II-1-A through II-59-A           Uncertificated REMIC I Pass-Through Rate

thereafter         II-1-A through II-60-A           Uncertificated REMIC I Pass-Through Rate



         With respect to REMIC II Regular Interest 3B, a per annum rate (but not less than zero) equal to the weighted average of (x) with respect to REMIC I Group III Regular Interests ending with the designation "B", the weighted average of the Uncertificated REMIC I Pass-Through Rates for such REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date and (y) with respect to REMIC I Group III Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for such REMIC I Regular Interests listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
        1          III-1-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate

        2          III-2-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A                          Uncertificated REMIC I Pass-Through Rate

        3          III-3-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A and III-2-A              Uncertificated REMIC I Pass-Through Rate

        4          III-4-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I



                                       70

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
                                                    Pass-Through Rate

                   III-1-A through III-3-A          Uncertificated REMIC I Pass-Through Rate

        5          III-5-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-4-A          Uncertificated REMIC I Pass-Through Rate

        6          III-6-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-5-A          Uncertificated REMIC I Pass-Through Rate

        7          III-7-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-6-A          Uncertificated REMIC I Pass-Through Rate

        8          III-8-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-7-A          Uncertificated REMIC I Pass-Through Rate

        9          III-9-A through III-60-A         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-8-A          Uncertificated REMIC I Pass-Through Rate

       10          III-10-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-9-A          Uncertificated REMIC I Pass-Through Rate

       11          III-11-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-10-A         Uncertificated REMIC I Pass-Through Rate

       12          III-12-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-11-A         Uncertificated REMIC I Pass-Through Rate

       13          III-13-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-12-A         Uncertificated REMIC I Pass-Through Rate

       14          III-14-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-13-A         Uncertificated REMIC I Pass-Through Rate

       15          III-15-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-14-A         Uncertificated REMIC I Pass-Through Rate

       16          III-16-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-15-A         Uncertificated REMIC I Pass-Through Rate

       17          III-17-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-16-A         Uncertificated REMIC I Pass-Through Rate

       18          III-18-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-17-A         Uncertificated REMIC I Pass-Through Rate

       19          III-19-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-18-A         Uncertificated REMIC I Pass-Through Rate



                                       71

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       20          III-20-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-19-A         Uncertificated REMIC I Pass-Through Rate

       21          III-21-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-20-A         Uncertificated REMIC I Pass-Through Rate
                                                    ---------------------------------------------------------------

       22          III-22-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-21-A         Uncertificated REMIC I Pass-Through Rate

       23          III-23-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-22-A         Uncertificated REMIC I Pass-Through Rate

       24          III-24-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-23-A         Uncertificated REMIC I Pass-Through Rate

       25          III-25-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-24-A         Uncertificated REMIC I Pass-Through Rate

       26          III-26-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-25-A         Uncertificated REMIC I Pass-Through Rate

       27          III-27-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-26-A         Uncertificated REMIC I Pass-Through Rate

       28          III-28-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-27-A         Uncertificated REMIC I Pass-Through Rate

       29          III-29-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-28-A         Uncertificated REMIC I Pass-Through Rate

       30          III-30-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-29-A         Uncertificated REMIC I Pass-Through Rate

       31          III-31-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-30-A         Uncertificated REMIC I Pass-Through Rate

       32          III-32-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-31-A         Uncertificated REMIC I Pass-Through Rate

       33          III-33-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-32-A         Uncertificated REMIC I Pass-Through Rate

       34          III-34-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-33-A         Uncertificated REMIC I Pass-Through Rate

       35          III-35-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-34-A         Uncertificated REMIC I Pass-Through Rate



                                       72

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       36          III-36-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-35-A         Uncertificated REMIC I Pass-Through Rate

       37          III-37-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-36-A         Uncertificated REMIC I Pass-Through Rate

       38          III-38-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-37-A         Uncertificated REMIC I Pass-Through Rate

       39          III-39-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-38-A         Uncertificated REMIC I Pass-Through Rate

       40          III-40-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-39-A         Uncertificated REMIC I Pass-Through Rate

       41          III-41-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-40-A         Uncertificated REMIC I Pass-Through Rate

       42          III-42-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-41-A         Uncertificated REMIC I Pass-Through Rate

       43          III-43-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-42-A         Uncertificated REMIC I Pass-Through Rate

       44          III-44-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-43-A         Uncertificated REMIC I Pass-Through Rate

       45          III-45-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-44-A         Uncertificated REMIC I Pass-Through Rate

       46          III-46-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-45-A         Uncertificated REMIC I Pass-Through Rate

       47          III-47-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-46-A         Uncertificated REMIC I Pass-Through Rate

       48          III-48-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-47-A         Uncertificated REMIC I Pass-Through Rate

       49          III-49-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-48-A         Uncertificated REMIC I Pass-Through Rate

       50          III-50-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-49-A         Uncertificated REMIC I Pass-Through Rate



                                       73

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
-----------------  -----------------------------    ------------------------------------------------------------------
       51          III-51-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-50-A         Uncertificated REMIC I Pass-Through Rate

       52          III-52-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-51-A         Uncertificated REMIC I Pass-Through Rate

       53          III-53-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-52-A         Uncertificated REMIC I Pass-Through Rate

       54          III-54-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-53-A         Uncertificated REMIC I Pass-Through Rate

       55          III-55-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-54-A         Uncertificated REMIC I Pass-Through Rate

       56          III-56-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-55-A         Uncertificated REMIC I Pass-Through Rate

       57          III-57-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-56-A         Uncertificated REMIC I Pass-Through Rate

       58          III-58-A through III-60-A        2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-57-A         Uncertificated REMIC I Pass-Through Rate

       59          III-59-A and III-60-A            2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-58-A         Uncertificated REMIC I Pass-Through Rate

       60          III-60-A                         2  multiplied  by Swap  LIBOR,  subject  to a  maximum  rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   III-1-A through III-59-A         Uncertificated REMIC I Pass-Through Rate

thereafter         III-1-A through III-60-A         Uncertificated REMIC I Pass-Through Rate


         With respect to REMIC II Regular Interest IO, the excess of (i) the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interests ending with the designation "A", over (ii) 2 multiplied by Swap LIBOR.

         With respect to REMIC II Regular Interest P, 0.00%.

         UNPAID REALIZED LOSS AMOUNT: With respect to any Class A Certificates and as to any Distribution Date, is the excess of Applied Realized Loss Amounts with respect to such Class over the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to the Class A Certificates in respect of any Unpaid Realized Loss Amount shall not be applied to reduce the Certificate Principal Balance of such Class.

         VOTING RIGHTS: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 92% to the Class A Certificates and Class M Certificates, (ii) 3% to the Class CE Certificates until paid in full, and (iii) 1% and 1% to each of the Class R-1 Certificates and Class R-2 Certificates, respectively, and 1% to each of the Class R-3, Class RX and Class P Certificates, with the allocation among the Certificates (other than the Class CE, Class P and Residual Certificates) to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

         Section 1.02 ALLOCATION OF CERTAIN INTEREST SHORTFALLS.

         For purposes of calculating the amount of Current Interest for the Class A Certificates, the Class M Certificates and the Class CE Certificates for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class CE Interest based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the Uncertificated Notional Amount thereof and, thereafter, among the Class A Certificates and Class M Certificates, in each case on a pro rata basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rates on the respective Certificate Principal Balances of each such Certificate.

         For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date:

         (a) For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Group I Regular Interests for any Distribution Date the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and any Relief Act Interest Shortfalls incurred in respect of Loan Group I shall be allocated first, to REMIC I Group I Regular Interests ending with the designation "B", PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest , and then, to REMIC I Group I Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Group II Regular Interests for any Distribution Date the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and any Relief Act Interest Shortfalls incurred in respect of Loan Group II shall be allocated first, to REMIC I Group II Regular Interests ending with the designation "B", PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest, and then, to REMIC I Group II Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Group III Regular Interests for any Distribution Date the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and any Relief Act Interest Shortfalls incurred in respect of Loan Group III shall be allocated first, to REMIC I Group III Regular Interests ending with the designation "B", PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest, and then, to REMIC I Group III Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC I Pass-

Through Rates on the respective Uncertificated Principal Balances of each such REMIC I Regular Interest.

         (b) The REMIC II Marker Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and the REMIC II Marker Allocation Percentage of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC II Regular Interest AA and REMIC II Regular Interest ZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7, REMIC II Regular Interest M-8 and REMIC II Regular Interest ZZ, PRO RATA, based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC II Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC II Regular Interest.

         (c) The REMIC II Sub WAC Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 5.02) and the REMIC II Sub WAC Allocation Percentage of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to Uncertificated Accrued Interest payable to REMIC II Regular Interest 1A, REMIC II Regular Interest 1B, REMIC II Regular Interest 2A, REMIC II Regular Interest 2B, REMIC II Regular Interest 3A, REMIC II Regular Interest 3B and REMIC II Regular Interest XX, pro rata, based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC II Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC II Regular Interest.


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                                   ARTICLE II

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

         Section 2.01 CONVEYANCE OF TRUST FUND.

         Pursuant to the Mortgage Loan Purchase Agreement, the Seller sold, transferred, assigned, set over and otherwise conveyed to the Depositor, without recourse, all the right, title and interest of the Seller in and to the assets in the Trust Fund.

         The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor pursuant to the Mortgage Loan Purchase Agreement and has agreed to take the actions specified herein.

         The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

         In connection with such sale, the Depositor has delivered to, and deposited with, the Trustee or the Custodian, as its agent, the following documents or instruments with respect to each Mortgage Loan so assigned: (i) the original Mortgage Note, including any riders thereto, endorsed without recourse
(A) to the order of "LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC Asset Backed Certificates, Series 2005-HE2," or (B) in the case of a loan registered on the MERS system, in blank, and in each case showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage with respect to each Mortgage Loan in the name of "LaSalle Bank National Association, as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC Asset Backed Certificates, Series 2005-HE2," which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form) (iv) an original or a copy of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and (vi) originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Seller may deliver the following


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

documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit I, the Depositor may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee and the Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Protected Account or in the Distribution Account on the Closing Date. In the case of the documents referred to in clause (x) above, the Depositor shall deliver such documents to the Trustee or the Custodian promptly after they are received. The Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date; provided that the Seller need not cause to be recorded (a) any assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Seller and its successors and assigns. In the event that the Seller, the Depositor or the Master Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Seller shall submit or cause to be submitted for recording as specified above each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Master Servicer as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement or the Mortgage Loan Purchase Agreement.



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

         Section 2.02 ACCEPTANCE OF THE MORTGAGE LOANS.

         (a) Based on the Initial Certification received by it from the Custodian, the Trustee acknowledges receipt of, subject to the further review and exceptions reported by the Custodian pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Trustee or the Custodian on its behalf pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through a custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Trustee or the Custodian on its behalf will deliver an Initial Certification, in the form of Exhibit One to the Custodial Agreement, confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit and indemnity in lieu thereof. No later than 90 days after the Closing Date, the Trustee or the Custodian on its behalf shall, for the benefit of the Certificateholders, review each Mortgage File delivered to it and execute and deliver to the Seller and the Master Servicer and, if reviewed by the Custodian or the Trustee, an Interim Certifications, substantially in the form of Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or the Custodian on its behalf will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in subclauses (iv) and
(vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses). In performing any such review, the Trustee and the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian on its behalf finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Trustee or the Custodian on its behalf shall include such information in the exception report attached to the Interim Certification. The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03 or shall deliver to the Trustee an Opinion of Counsel addressed to the Trustee to the effect that such defect does not materially or adversely affect the interests of the Certificateholders in such Mortgage Loan within 60 days from the date of notice from the Trustee of the defect and if the Seller fails to correct or cure the defect or deliver such opinion within such period, the Seller will, subject to Section 2.03, within 90 days from the notification of the Trustee purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.



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

         (b) No later than 180 days after the Closing Date, the Trustee or the Custodian on its behalf will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Master Servicer and, if reviewed by the Custodian or the Trustee, a Final Certification, substantially in the form of Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or the Custodian on its behalf will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Trustee or the Custodian on its behalf has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in subclauses (iv) and
(vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses). If the Trustee or the Custodian on its behalf finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Trustee or the Custodian on its behalf shall note such defect in the exception report attached to the Final Certification and shall promptly notify the Seller. The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee an Opinion of Counsel addressed to the Trustee to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 60 days from the date of notice from the Trustee of the defect and if the Seller is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Seller shall, subject to Section 2.03, within 90 days from the notification of the Trustee, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date. Notwithstanding anything to the contrary, the Trustee shall have no responsibility with respect to the custody or review of Mortgage Files held by the Custodian pursuant to the Custodial Agreement. The Trustee shall have no liability for the failure of the Custodian to perform its obligations under the Custodial Agreement.

         (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Seller shall remit the applicable Purchase Price to the Master Servicer for deposit in the Protected Account and shall provide written notice to the Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Protected Account and upon receipt of a Request for Release with respect to such Mortgage Loan, the Trustee or the Custodian will release to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Protected Account was made. The Trustee shall promptly notify the Rating Agencies of such repurchase. The


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obligation of the Seller to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedies respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         (d) The Seller shall deliver to the Trustee or the Custodian on its behalf, and Trustee agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Trustee or the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

         Section 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE SELLER.

         (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee as follows, as of the Closing Date:

                           (i) It is duly organized and is validly existing and
                  in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Mortgage Loan Purchase Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof or thereof.

                           (ii) It has the full corporate power and authority to
                  service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (iii) The execution and delivery of this Agreement,
                  the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in its ordinary course of


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

                  business and will not (A) result in a breach of any term or provision of its charter or by-laws or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

                           (iv) It is an approved servicer of conventional
                  mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                           (v) No litigation is pending or, to the best of its
                  knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

                           (vii) The Master Servicer has and will fully furnish
                  for each Group II Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

         (b) The Seller hereby represents and warrants to the Depositor and the Trustee as follows, as of the Closing Date:

                           (i) The Seller is duly organized as a Delaware
                  corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure



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

                  its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of the Mortgage Loan Purchase Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                           (ii) The Seller has the full corporate power and
                  authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto or thereto, as applicable, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (iii) The execution and delivery of this Agreement by
                  the Seller, the sale of the Mortgage Loans by the Seller under the Mortgage Loan Purchase Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

                           (iv) The Seller is an approved seller of conventional
                  mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                           (v) No litigation is pending or, to the best of the
                  Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the



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

                  Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof or thereof.

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

                           (vii) With respect to each Mortgage Loan as of the
                  Closing Date (or such other date as may be specified in Section 7 of the Mortgage Loan Purchase Agreement), the Seller hereby remakes and restates each of the representations and warranties set forth in Section 7 of the Mortgage Loan Purchase Agreement to the Depositor and the Trustee to the same extent as if fully set forth herein.

         (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. Any breach of a representation or warranty contained in clauses (gg), (hh) and (nn) through (rr) of Section 7 of the Mortgage Loan Purchase Agreement in respect of a Group II Loan, shall be deemed to materially adversely affect the interests of the related Certificateholders. The Seller hereby covenants with respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release. The Trustee shall give prompt written notice to the parties hereto of the Seller's failure to cure such breach as set forth in the preceding sentence. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Seller shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties with respect to the Mortgage Loans that are made to the best of the Seller's knowledge, if it is discovered by any of the



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Depositor, the Master Servicer, the Seller, the Trustee or the Custodian that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, the Seller shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

         With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the Trustee or the Custodian on its behalf for the benefit of the Certificateholders such documents and agreements as are required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 7 of the Mortgage Loan Purchase Agreement with respect to such Mortgage Loan. Upon any such substitution and the deposit into the Protected Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph and receipt by the Trustee of a Request for Release for such Mortgage Loan, the Trustee or the Custodian shall release to the Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and the Trustee shall execute and deliver at the Seller's direction such instruments of transfer or assignment as have been prepared by the Seller, in each case without recourse, representation or warranty as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

         For any month in which the Seller substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be deposited into the Protected Account, by the Seller delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.



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         In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited into the Protected Account, on the Determination Date for the Distribution Date in the month following the month during which the Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Trustee or the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to the Seller, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Seller to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to the Certificateholders, the Depositor or the Trustee.

         (d) The representations and warranties set forth in this Section 2.03 hereof shall survive delivery of the respective Mortgage Loans and Mortgage Files to the Trustee or the Custodian for the benefit of the Certificateholders.

         Section 2.04 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         The Depositor hereby represents and warrants to the Master Servicer and the Trustee as follows, as of the date hereof and as of the Closing Date:

                           (i) The Depositor is duly organized and is validly
                  existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                           (ii) The Depositor has the full power and authority
                  to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (iii) The execution and delivery of this Agreement by
                  the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof and thereof are in the ordinary course of business of the Depositor and will not (A) result in a


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                  material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                           (iv) No litigation is pending, or, to the best of the
                  Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof or thereof.

                           (v) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with this Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

         The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or the Custodian for the benefit of the Certificateholders. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

         Section 2.05 DELIVERY OF OPINION OF COUNSEL IN CONNECTION WITH SUBSTITUTIONS AND REPURCHASES.

         (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Seller delivers to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of


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REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause
(i) or clause (ii) of the preceding sentence.

         (b) Upon discovery by the Depositor, the Seller or the Master Servicer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties and the Trustee. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03 with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty in accordance with Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto (and the Custodian shall deliver the related Mortgage File) in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty in accordance with Section 2.03.

         Section 2.06 COUNTERSIGNATURE AND DELIVERY OF CERTIFICATES.

         (a) The Trustee acknowledges the sale, transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, countersigned and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement in accordance with its terms.

         (b) The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, and the other assets of REMIC II for the benefit of the holders of the REMIC II Regular Interests and the Class R-2 Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Regular Interests and the Class R-2 Certificates.

         (c) The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests, and the other


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assets of REMIC III for the benefit of the holders of the REMIC III Regular
Interests and the Class R-3 Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and the other assets of REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Regular Interests and the Class R-3 Certificates.

         (d) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Class CE Interest for the benefit of the holders of the REMIC IV Certificates. The Trustee acknowledges receipt of the Class CE Interest (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC IV Certificates.

         (e) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Class P Interest for the benefit of the holders of the REMIC V Certificates. The Trustee acknowledges receipt of the Class P Interest (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC V Certificates.

         (f) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Class IO Interest for the benefit of the holders of the REMIC VI Interests. The Trustee acknowledges receipt of the Class IO Interest (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC VI Interests.



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                                  ARTICLE III

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 3.01 THE MASTER SERVICER TO ACT AS MASTER SERVICER.

         The Master Servicer shall service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan servicers in the respective states in which the related Mortgaged Properties are located. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 3.03, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any related Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided herein), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds or Subsequent Recoveries, and (iv) subject to Section 3.09, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor or the Trustee under this Agreement.

         Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Trust, the Depositor or the Trustee, is hereby authorized and empowered by the Trust, the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

         In accordance with the standards of the first paragraph of this Section 3.01, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 5.03, and further as provided in Section 5.02. All costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.



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         Section 3.02 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.

         (a) Except as otherwise provided in this Section 3.02, when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.02(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.02(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.02(a) by reason of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.02(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the related Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its servicing standards as then in effect. The Master Servicer shall notify the Trustee that


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any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

         Section 3.03 SUBSERVICERS.

         The Master Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Master Servicer of a subservicer shall not release the Master Servicer from any of its obligations hereunder and the Master Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Master Servicer. The Master Servicer shall pay all fees of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee payable to the Master Servicer hereunder.

         At the cost and expense of the Master Servicer, without any right of reimbursement from its Protected Account, the Master Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Master Servicer, at the Master Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Master Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.03, the Master Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Master Servicer. The Master Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Master Servicer's own funds without reimbursement from the Trust Fund.

         Notwithstanding the foregoing, the Master Servicer shall not be relieved of its obligations hereunder and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Master Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and the Master Servicer alone, and the Trustee shall not have any obligations, duties or liabilities with respect to such subservicer including any obligation, duty or liability of the Trustee to pay such subservicer's fees and expenses. Each subservicing agreement shall provide that such agreement may be assumed or terminated without cause or penalty by the Trustee or other Successor Master Servicer in the event the Master Servicer is terminated in accordance with this Agreement. For purposes of remittances to the Trustee pursuant to this Agreement, the Master Servicer shall be


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deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

         Section 3.04 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE MASTER SERVICER TO BE HELD FOR TRUSTEE.

         Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee or the Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or that otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any such Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Subsequent Recoveries, including but not limited to, any funds on deposit in the Protected Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Protected Account or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

         Section 3.05 MAINTENANCE OF HAZARD INSURANCE.

         The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance on buildings upon, or comprising part of, the Mortgaged Property against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located with an insurer which is licensed to do business in the state where the related Mortgaged Property is located. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Master Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to
Section 4.01, any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Protected Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent


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permitted by Section 4.02. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the Stated Principal Balance of the related Mortgage Loan,
(ii) minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

         In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.05, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.05, and there shall have been a loss that would have been covered by such policy, deposit in the Protected Account the amount not otherwise payable under the blanket policy because of such deductible clause. Such deposit shall be from the Master Servicer's own funds without reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders claims under any such blanket policy.

         Section 3.06 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS.

         The Master Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer in respect of such Insurance Policies shall be promptly deposited in the Protected Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.07 MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES.

         (a) The Master Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer would have been covered thereunder. The Master Servicer shall use its best efforts to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance applicable to each Mortgage Loan. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy


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that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder.

         (b) The Master Servicer agrees to present on behalf of the Trustee, the Certificateholders claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Protected Account, subject to withdrawal pursuant to
Section 4.02 hereof.

         Section 3.08 FIDELITY BOND, ERRORS AND OMISSIONS INSURANCE.

         The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Master Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Master Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan which is not in accordance with Accepted Servicing Practices. No provision of this Section 3.08 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Accepted Servicing Practices. The Master Servicer shall deliver to the Trustee a certificate from the surety and the insurer as to the existence of the fidelity bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee. The Master Servicer shall notify the Trustee within five business days of receipt of notice that such fidelity bond or insurance policy will be, or has been, materially modified or terminated. The Trustee for the benefit of the Certificateholders must be named as loss payees on the fidelity bond and as additional insured on the errors and omissions policy.

         Section 3.09 REALIZATION UPON DEFAULTED MORTGAGE LOANS; DETERMINATION OF EXCESS LIQUIDATION PROCEEDS AND REALIZED LOSSES; REPURCHASES OF CERTAIN MORTGAGE LOANS.

         (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Master


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Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Insurance Proceeds, Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Protected Account pursuant to Section 4.02). If the Master Servicer reasonably believes that Liquidation Proceeds with respect to any such Mortgage Loan would not be increased as a result of such foreclosure or other action, such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Master Servicer will give notice of any such charge-off to the Trustee. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that such costs and expenses shall be Servicing Advances and that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 4.02. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed- in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee's nominee on behalf of the Certificateholders). The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Protected Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period


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unless the Trustee shall have been supplied with an Opinion of Counsel addressed to the Trustee (such opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI as defined in section 860F of the Code or cause any of REMIC I, REMIC II, REMIC
III, REMIC IV, REMIC V or REMIC VI to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in the Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Protected Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

         The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Master Servicer as provided above, shall be deposited in the Protected Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Liquidation Proceeds shall be retained by the Master Servicer as additional servicing compensation.

         The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 4.02 or this Section 3.09; second, to reimburse the Master Servicer for any unreimbursed Advances, pursuant to Section
4.02 or this Section 3.09; third, to accrued and unpaid interest (to the extent no Advance has been made for


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such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage
Rate to the first day of the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

         (b) On each Determination Date, the Master Servicer shall determine the respective aggregate amounts of Excess Liquidation Proceeds and Realized Losses, if any, for the related Prepayment Period.

         (c) The Master Servicer has no intent to foreclose on any Mortgage Loan based on the delinquency characteristics as of the Closing Date; provided, that the foregoing does not prevent the Master Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such Mortgage Loans including delinquency characteristics in the Master Servicer's discretion so warrant such action.

         Section 3.10 SERVICING COMPENSATION.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Protected Account out of each payment of interest on a Mortgage Loan included in the Trust Fund an amount equal to the Servicing Fee.

         Additional servicing compensation in the form of any Excess Liquidation Proceeds, assumption fees, late payment charges, all income and gain net of any losses realized from Permitted Investments with respect to funds in or credited to the Protected Account shall be retained by the Master Servicer to the extent not required to be deposited in the Protected Account pursuant to Section 4.02. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 3.05 and maintenance of the other forms of insurance coverage required by Section 3.07) and shall not be entitled to reimbursement therefor except as specifically provided in Section 4.02.

         Section 3.11 REO PROPERTY.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve such REO Property in the manner and to the extent required herein, in accordance with the REMIC Provisions.

         (b) The Master Servicer shall deposit all funds collected and received in connection with the operation of any REO Property into the Protected Account.

         (c) The Master Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing


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Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         Section 3.12 LIQUIDATION REPORTS.

         Upon the foreclosure of any Mortgaged Property or the acquisition thereof by the Trust Fund pursuant to a deed-in-lieu of foreclosure, the Master Servicer shall submit a liquidation report to the Trustee containing such information as shall be mutually acceptable to the Master Servicer and the Trustee with respect to such Mortgaged Property.

         Section 3.13 ANNUAL CERTIFICATE AS TO COMPLIANCE.

         (a) The Master Servicer will deliver to the Trustee and the Rating Agencies not later than March 1, 2006 and not later than March 1 of each year thereafter, a certificate of a Servicing Officer stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year or portion thereof and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof except for such defaults as such officer in its good faith judgment believe to be immaterial.

         (b) Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.14 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' SERVICING REPORT.

         Not later than March 1, 2006 and not later than March 1 of each year thereafter, the Master Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Rating Agencies to the effect that, with respect to the preceding calendar year, such firm has examined certain documents and records relating to the Master Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section 3.14, except for (i) such exceptions as such firm shall believe to be immaterial,(ii) such other exceptions as shall be set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the


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Master Servicer or by the Trustee at the Master Servicer's expense if the Master
Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.15 BOOKS AND RECORDS.

         The Master Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Master Servicer's computer system to clearly reflect the ownership of the Mortgage Loans by the Trust. In particular, the Master Servicer shall maintain in its possession, available for inspection by the Trustee and shall deliver to the Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Master Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques so long as the Master Servicer complies with the requirements of Accepted Servicing Practices.

         The Master Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Trustee the related servicing file during the time such Mortgage Loan is subject to this Agreement and thereafter in accordance with applicable law.

         Section 3.16 REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.

         (a) The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in each year commencing in 2006, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 15, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Trustee with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.13 and 3.14. Prior to (i) March 31, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence and the Form 10-K certification signed by the Depositor. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from


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time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 3.16; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Trustee under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director-Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Trustee in connection with this Section 3.16 shall not be reimbursable from the Trust Fund.

         (b) In connection with the filing of any 10-K hereunder, the Trustee shall sign a certification (in the form attached hereto as Exhibit K) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Trustee shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

         (c) (i)The Trustee shall indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 3.16 or the Trustee's negligence, bad faith or willful misconduct in connection therewith.

                           (ii) The Depositor shall indemnify and hold harmless
                  the Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under this Section 3.16 or the Depositor's negligence, bad faith or willful misconduct in connection therewith.

                           (iii) The Master Servicer shall indemnify and hold
                  harmless the Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under this Section 3.16 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

                           (iv) If the indemnification provided for herein is
                  unavailable or insufficient to hold harmless the Depositor or the Trustee, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.16 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims,



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                  damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Depositor on the one hand and the Trustee on the other.

         (d) Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Trustee to file a Form 10-K as a result of the lack of required information as set forth in Section 3.16(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Trustee of any obligation under this Agreement.

         (e) Notwithstanding the provisions of Section 11.01, this Section 3.16 may be amended without the consent of the Certificateholders.

         Section 3.17 UCC.

         The Trustee agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Trustee were filed on the Closing Date in connection with the Trust. The Seller shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.18 OPTIONAL PURCHASE OF CERTAIN MORTGAGE LOANS.

         With respect to any Mortgage Loans which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase any Mortgage Loan from the Trust which becomes 90 days or more delinquent or becomes an REO Property at a price equal to the Purchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

         In addition, EMC shall, at its option, purchase any Mortgage Loan from the Trust if the first Due Date for such Mortgage Loan is subsequent to the Cut-off Date and the initial Scheduled Payment is not made within thirty (30) days of such Due Date. Such purchase shall be made at a price equal to the Purchase Price.

         If at any time EMC remits to the Master Servicer a payment for deposit in the Protected Account covering the amount of the Purchase Price for such a Mortgage Loan, and EMC provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Protected Account, then the Trustee shall execute the assignment of such Mortgage Loan prepared and delivered to the Trustee, at the request of EMC, without recourse, representation or warranty, to EMC which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative


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thereto. Such assignment shall be an assignment outright and not for security.
EMC will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 3.19 OBLIGATIONS OF THE MASTER SERVICER IN RESPECT OF MORTGAGE RATES AND SCHEDULED PAYMENTS.

         In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Scheduled Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor Master Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.19 shall not limit the ability of the Master Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note and Mortgage, to the extent permitted by applicable law.

         Section 3.20 RESERVE FUND; PAYMENTS TO AND FROM SWAP ADMINISTRATOR.

         (a) On or before the Closing Date, the Trustee shall establish a Reserve Fund on behalf of the Holders of the Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, LaSalle Bank National Association as Trustee for the benefit of holders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-HE2". The Trustee shall deposit in the Reserve Fund all payments received from the Swap Administrator that are payable to the Trust Fund pursuant to the Swap Administration Agreement. On each Distribution Date the Trustee shall remit such amounts received from the Swap Administrator to the Holders of the Class A Certificates, Class M Certificates and Class CE Certificates in the manner provided in clause (b) below. In addition, on each Distribution Date as to which there is a Basis Risk Shortfall Carry Forward Amount payable to any Class of Class A Certificates and/or Class M Certificates, the Trustee shall deposit the amounts distributable pursuant to clauses (C) and (D) of Section 5.04(a)(4) into the Reserve Fund and the Trustee has been directed by the Class CE Certificateholder to distribute such amounts to the Holders of the Class A and/or Class M Certificates in the amounts and priorities set forth in clauses
(C) and (D) of Section 5.04(a)(4). Any amount paid to the Holders of Class A Certificates and/or Class M Certificates pursuant to the preceding sentence in respect of Basis Risk Shortfall Carry Forward Amount shall be treated as distributed to the Class CE Certificateholder in respect of the Class CE Certificates and paid by the Class CE Certificateholder to the Holders of the Class A Certificates and/or Class M Certificates. Any payments to the Holders of the Class A Certificates and/or Class M Certificates in respect of Basis Risk Shortfall Carry Forward Amount, whether pursuant to the second preceding sentence or pursuant to subsection (b) below, shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).



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         (b) Net Swap Payments and Swap Termination Payments (other than Swap
Termination Payments resulting from a Swap Provider Trigger Event) payable by the Swap Administrator to the Swap Provider pursuant to the Swap Agreement shall be deducted from Interest Funds, and to the extent of any such remaining amounts due, from Principal Funds, prior to any distributions to the Certificateholders. On each Distribution Date, such amounts will be remitted to the Swap Administrator, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date. For federal income tax purposes, such amounts paid to the Swap Administrator on each Distribution Date shall first be deemed paid to the Swap Administrator in respect of REMIC VI Regular Interest IO to the extent of the amount distributable on such REMIC VI Regular Interest IO on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Administrator in respect of a Class IO Distribution Amount. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth under Section 5.04(a)(4).

         (c) Net Swap Payments payable by the Swap Provider to the Swap Administrator pursuant to the Swap Agreement will be deposited by the Swap Administrator into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Trustee for deposit into the Reserve Fund. On each Distribution Date, to the extent required, the Trustee shall withdraw such amounts from the Reserve Fund to distribute to the Certificates in the following order of priority:

                           (i) first, to each Class of Class A Certificates, to
                  pay any Interest Carry Forward Amount, on a pro rata basis, to the extent not fully paid pursuant to Section 5.04(a)(1) as a result of a Realized Loss;

                           (ii) second, sequentially to the Class M-1, Class
                  M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, to pay Current Interest and any Interest Carry Forward Amount to the extent not fully paid pursuant to Section 5.04(a)(1) as a result of a Realized Loss;

                           (iii) third, to pay, first to the Class A
                  Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfall Carry Forward Amount for each such class, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any Basis Risk Shortfall Carry Forward Amounts for such Distribution Date; and

                           (iv) fourth, to pay as principal to the Class A
                  Certificates and Class M Certificates as part of the Extra Principal Distribution Amount payable under Section 5.04(a)(2) until the Overcollateralization Target Amount has been reached, to the extent not paid from Excess Cashflow pursuant to Section 5.04(a)(2) for such Distribution Date. For the avoidance of doubt, any amounts


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                  distributable pursuant to this clause fourth shall be limited to rebuilding overcollateralization to the extent overcollateralization has been reduced through Realized Losses.

         Any amounts payable to the Trust Fund under the Swap Agreement as described in clauses (i), (ii) and (iv) above shall not exceed an amount equal to $64,800,000 in the aggregate.

         (d) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. The Class CE Certificateholder shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to transfer amounts under Section 5.04. Amounts in the Reserve Fund shall, at the direction of the Class CE Certificateholder, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. All net income and gain from such investments shall be distributed to the Class CE Certificateholder, not as a distribution in respect of any interest in any REMIC, on such Distribution Date. All amounts earned on amounts on deposit in the Reserve Fund shall be taxable to the Class CE Certificateholder. Any losses on such investments shall be deposited in the Reserve Fund by the Class CE Certificateholder out of its own funds immediately as realized. The Swap Account, which is created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement, is an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h) and shall not be an asset of any REMIC created hereunder. The beneficial owner of the Swap Account is identified, and other matters relating to the Swap Account are addressed, in the Swap Administration Agreement.

         (e) The Trustee shall treat the holders of Certificates (other than the Class P, Class CE and Class R Certificates) as having entered into a notional principal contract with respect to the holders of the Class CE Certificates. Pursuant to each such notional principal contract, all holders of Certificates (other than the Class P, Class CE and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC III Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the amount of interest otherwise payable to such Certificates, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the holder of the Class CE Certificates shall be treated as having agreed to pay Basis Risk Shortfall Carry Forward Amounts to the holders of the Certificates (other than the Class P and Class R Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE, Class P and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the holders of such Certificates in respect of their interests in REMIC III and as having been paid by such holders to


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the Swap Administrator pursuant to the notional principal contract. Thus, each
Certificate (other than the Class P and Class R Certificates) shall be treated as representing not only ownership of regular interests in REMIC III, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

         Section 3.21 ADVANCING FACILITY.

         (a) The Master Servicer and/or the Trustee on behalf of the Trust Fund, in either case, with the consent of the Master Servicer in the case of the Trustee and, in each case, with notice to the Rating Agencies, is hereby authorized to enter into a facility (the "Advancing Facility") with any Person which provides that such Person (an "Advancing Person") may fund Advances and/or Servicing Advances to the Trust Fund under this Agreement, although no such facility shall reduce or otherwise affect the Master Servicer's obligation to fund such Advances and/or Servicing Advances. If the Master Servicer enters into such an Advancing Facility pursuant to this Section 3.21, upon reasonable request of the Advancing Person, the Trustee shall execute a letter of acknowledgment, confirming its receipt of notice of the existence of such Advancing Facility. To the extent that an Advancing Person funds any Advance or any Servicing Advance and provides the Trustee with notice acknowledged by the Servicer that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.21(b). Such notice from the Advancing Person must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable Advance or Servicing Advance to be reimbursed and the section(s) of the Advancing Facility that entitle the Advancing Person to request reimbursement from the Trustee, rather than the Master Servicer, and include the Master Servicer's acknowledgment thereto or proof of an Event of Default under the Advancing Facility. The Trustee shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person's notice provided pursuant to this Section 3.21. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a subservicer pursuant to
Section 8.02 hereof and will not be deemed to be a subservicer under this Agreement.

         (b) If an Advancing Facility is entered into, then the Master Servicer shall not be permitted to reimburse itself therefor under Section 4.02(a)(ii),
Section 4.02(a)(iii) and Section 4.02(a)(v) prior to the remittance to the Trust Fund, but instead the Master Servicer shall include such amounts in the applicable remittance to the Trustee made pursuant to Section 4.02. The Trustee is hereby authorized to pay to the Advancing Person, reimbursements for Advances and Servicing Advances from the Distribution Account to the same extent the Master Servicer would have been permitted to reimburse itself for such Advances and/or Servicing Advances in accordance with Section 4.02(a)(ii), Section 4.02(a)(iii) or Section 4.02(a)(v), as the case may be, had the Master Servicer itself funded such Advance or Servicing Advance. The Trustee is hereby authorized to pay directly to the Advancing Person such portion of the Servicing Fee as the parties to any advancing facility agree.



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         (c) All Advances and Servicing Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a "first in-first out" (FIFO) basis.

         (d) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advancing Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee and the Master Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement.



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                                   ARTICLE IV

                                    ACCOUNTS

     Section 4.01 COLLECTION OF MORTGAGE LOAN PAYMENTS; PROTECTED ACCOUNT.

         (a) The Master Servicer shall make reasonable efforts in accordance with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 125 days. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, and shall be entitled to reimbursement therefor in accordance with Section 5.01. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law. In addition, if (x) a Mortgage Loan is in default or default is imminent or (y) the Master Servicer delivers to the Trustee a certification addressed to the Trustee, based on the advice of counsel or certified public accountants, in either case, that have a national reputation with respect to taxation of REMICs, that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI, the Master Servicer may, (A) amend the related Mortgage Note to reduce the Mortgage Rate applicable thereto, provided that such reduced Mortgage Rate shall in no event be lower than 5.00% with respect to any Mortgage Loan and (B) amend any Mortgage Note to extend to the maturity thereof.

         The Master Servicer shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Class P Certificates, by remitting such amount to the Trustee by the Distribution Account Deposit Date.



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         (b) The Master Servicer shall establish and maintain a Protected
Account (which shall at all times be an Eligible Account) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "EMC Mortgage Corporation, as Master Servicer, for the benefit of LaSalle Bank National Association, in trust for registered holders of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates Series 2005-HE2". The Master Servicer shall deposit or cause to be deposited into the Protected Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                           (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans;

                           (ii) all payments on account of interest on the
                  Mortgage Loans net of the Servicing Fee permitted under
                  Section 3.10 and LPMI Fees, if any;

                           (iii) all Liquidation Proceeds, Subsequent Recoveries
                  and Insurance Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                           (iv) any amount required to be deposited by the
                  Master Servicer pursuant to Section 4.01(c) in connection with any losses on Permitted Investments;

                           (v) any amounts required to be deposited by the
                  Master Servicer pursuant to Section 3.05;

                           (vi) any Prepayment Charges collected on the Mortgage
                  Loans; and

                           (vii) any other amounts required to be deposited
                  hereunder.

         The foregoing requirements for remittance by the Master Servicer into the Protected Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to
Section 4.02, it may at any time withdraw or direct the institution maintaining the Protected Account, to withdraw such amount from the Protected Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Protected Account, that describes the amounts deposited in error in the Protected Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds


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deposited in the Protected Account shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 4.02.

         (c) The institution that maintains the Protected Account shall invest the funds in the Protected Account, in the manner directed by the Master Servicer, in Permitted Investments which shall mature not later than the Remittance Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Protected Account in respect of any such investments shall be deposited by the Master Servicer into the Protected Account, out of the Master Servicer's own funds.

         (d) The Master Servicer shall give at least 30 days advance notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of location of the Protected Account prior to any change thereof.

         Section 4.02 PERMITTED WITHDRAWALS FROM THE PROTECTED ACCOUNT.

         (a) The Master Servicer may from time to time make withdrawals from the Protected Account for the following purposes:

                           (i) to pay itself (to the extent not previously paid
                  to or withheld by the Master Servicer), as servicing compensation in accordance with Section 3.10, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.10;

                           (ii) to reimburse the Master Servicer for Advances
                  made by it with respect to the Mortgage Loans, provided, however, that the Master Servicer's right of reimbursement pursuant to this subclause (ii) shall be limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

                           (iii) to reimburse the Master Servicer for any
                  previously made portion of a Servicing Advance or an Advance made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by it from the related Mortgagor, any related Liquidation Proceeds, Insurance Proceeds or otherwise (a "Nonrecoverable Advance"), to the extent not reimbursed pursuant to clause
                  (ii) or clause (v);

                           (iv) to reimburse the Master Servicer from Insurance
                  Proceeds for Insured Expenses covered by the related Insurance Policy;

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                           (v) to pay the Master Servicer any unpaid Servicing
                  Fees and to reimburse it for any unreimbursed Servicing Advances, provided, however, that the Master Servicer's right to reimbursement for Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan shall be limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds, Insurance Proceeds, Subsequent Recoveries and purchase and repurchase proceeds) that represent late recoveries of the payments for which such Servicing Advances were made;

                           (vi) to pay to the Seller, the Depositor or itself,
                  as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.18 of this Agreement, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

                           (vii) to pay any expenses recoverable by the Master
                  Servicer pursuant to Section 7.04 of this Agreement;

                           (viii) to withdraw pursuant to Section 4.01 any
                  amount deposited in the Protected Account and not required to be deposited therein; and

                           (ix) to clear and terminate the Protected Account
                  upon termination of this Agreement pursuant to Section 10.01 hereof.

         In addition, no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date, the Master Servicer shall withdraw from the Protected Account and remit to the Trustee the amount of Interest Funds for each Loan Group (without taking into account any reduction in the amount of Interest Funds attributable to the application of clause (c) of the definition thereof contained in Article I of this Agreement) and Principal Funds for each Loan Group collected, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account. In addition, on or before the Distribution Account Deposit Date, the Master Servicer shall remit to the Trustee for deposit in the Distribution Account any Advances or any payments of Compensating Interest required to be made by the Master Servicer with respect to the Mortgage Loans. Furthermore, on each Distribution Account Deposit Date, the Master Servicer shall remit to the Trustee all Prepayment Charges collected by the Master Servicer with respect to the Mortgage Loans during the related Prepayment Period.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Protected Account pursuant to subclauses (i), (ii), (iv),
(v), (vi) and (vii) above. Prior to making any withdrawal from the Protected Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.



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         Section 4.03 COLLECTION OF TAXES; ASSESSMENTS AND SIMILAR ITEMS; ESCROW
ACCOUNTS.

         With respect to each Mortgage Loan, to the extent required by the related Mortgage Note, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made with respect to each Mortgage Loan pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.05 (with respect to hazard insurance), to refund to any Mortgagors for any Mortgage Loans any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to such Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 thereof. The Escrow Account shall not be a part of the Trust Fund.

         Section 4.04 DISTRIBUTION ACCOUNT.

         (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Trustee and held by the Trustee and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee). The amount at any time credited to the Distribution Account may be invested in the name of the Trustee, in such Permitted Investments, or deposited in demand deposits with such depository institutions, as determined by the Trustee. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Trustee. The Trustee shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Trustee shall deposit the amount of the loss in the Distribution Account not later than the applicable Distribution Date on which the moneys so


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invested are required to be distributed to the Certificateholders. With respect to the Distribution Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.05 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

         (a) The Trustee will make or cause to be made such withdrawals or transfers from the Distribution Account for the following purposes:

                           (i) to pay to itself the Trustee Fee;

                           (ii) to reimburse the Trustee or the Swap
                  Administrator for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

                           (iii) to pay investment income to the Trustee;

                           (iv) to remove amounts deposited in error;

                           (v) to make distributions to the Swap Administrator
                  for payment to the Swap Provider as provided in this Agreement; and

                           (vi) to clear and terminate the Distribution Account
                  pursuant to Section 10.01.

         (b) On each Distribution Date, the Trustee shall distribute Interest Funds and Principal Funds in the Distribution Account for each Loan Group to the holders of the Certificates in accordance with Section 5.04.

         Section 4.06 CLASS P CERTIFICATE ACCOUNT.

         (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Class P Certificateholders, the Class P Certificate Account as a segregated trust account or accounts.

         (b) On the Closing Date, the Depositor will deposit, or cause to be deposited in the Class P Certificate Account, an amount equal to $100. All amounts deposited to the Class P Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Class P Certificateholders in accordance with the terms and provisions of this Agreement. The amount on deposit in the Class P Certificate Account shall be held uninvested.



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                                   ARTICLE V

                           DISTRIBUTIONS AND ADVANCES

         Section 5.01 ADVANCES.

         The Master Servicer shall, or shall cause the related subservicer pursuant to the Subservicing Agreement to, make an Advance and deposit such Advance in the Protected Account. Each such Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination. Subject to the Master Servicer's recoverability determination, in the event that a subservicer fails to make a required Advance, the Master Servicer shall be required to remit the amount of such Advance to the Distribution Account.

         In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Protected Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Protected Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Distribution Account, no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

         The Master Servicer shall be entitled to be reimbursed from the Protected Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.02. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 5.01.

         Subject to and in accordance with the provisions of Article VIII hereof, in the event the Master Servicer fails to make such Advance, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance, subject to the provisions of this Section 5.01.



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         Section 5.02 COMPENSATING INTEREST PAYMENTS.

         In the event that there is a Prepayment Interest Shortfall arising from a voluntary Principal Prepayment in part or in full by the Mortgagor with respect to any Mortgage Loan, the Master Servicer shall, to the extent of the Servicing Fee for such Distribution Date, deposit into the Distribution Account, as a reduction of the Servicing Fee for such Distribution Date, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Seller, the Trust Fund or the Certificateholders.

         Section 5.03 REMIC DISTRIBUTIONS.

         On each Distribution Date the Trustee shall be deemed to have allocated distributions to the REMIC I Regular Interests, REMIC II Regular Interests, Class CE Interest, Class P Interest and Class IO Interest in accordance with
Section 5.07 hereof.

         Section 5.04 DISTRIBUTIONS.

         (a) On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for each Loan Group for such Distribution Date shall be withdrawn by the Trustee from the Distribution Account and distributed in the following order of priority:

         (1) Interest Funds shall be distributed in the following manner and order of priority:

                  (A) From Interest Funds in respect of:

                  (i) Loan Group I, to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, the Current Interest and any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the entitlement of each such Class; and

                  (ii) Loan Group II, to the Class II-A-1 Certificates and Class II-A-2 Certificates, the Current Interest and any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the entitlement of each such Class; and

                  (iii) Loan Group III, to the Class III-A-1 Certificates and Class III-A-2 Certificates, the Current Interest and any Interest Carry Forward Amount for each such Class, on a pro rata basis based on the entitlement of each such Class; and

                  (B) From remaining Interest Funds in respect of the non-related Loan Groups, to the Class I-A, Class II-A and Class III-A Certificates, the remaining Current Interest, if any, and the remaining Interest Carry Forward Amount, if any, for such Classes, pro rata based on the entitlement of each such Class; and

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                  (C) From remaining Interest Funds in respect of all Loan
         Groups, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the Current Interest for each such Class.

         Any Excess Spread to the extent necessary to meet a level of overcollateralization equal to the Overcollateralization Target Amount will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount. Any Remaining Excess Spread together with any Overcollateralization Release Amount will be applied as Excess Cashflow and distributed pursuant to clauses (4)(A) through (G) below.

         On any Distribution Date, any Relief Act Interest Shortfalls and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated as set forth in the definition of "Current Interest" herein.

         (2) Principal Funds, including any Extra Principal Distribution Amount, shall be distributed in the following manner and order of priority:

                  (A) For each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect:

                  (i) To the Class A Certificates, the Principal Distribution Amount for such Distribution Date to be distributed as follows:

                           (1) from the Group I Principal Distribution Amount for such Distribution Date, sequentially, to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

                           (2) from the Group II Principal Distribution Amount for such Distribution Date, pro rata to the Class II-A-1 Certificates and Class II-A-2 Certificates, until the Certificate Principal Balances thereof are reduced to zero; provided, however, that if a Group II Sequential Trigger Event is in effect, the Group II Principal Distribution Amount for such Distribution Date shall be distributed sequentially to the Class II-A-1 Certificates and Class II-A-2 Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero; and

                           (3) from the Group III Principal Distribution Amount for such Distribution Date, pro rata to the Class III-A-1 Certificates and Class III-A-2 Certificates, until the Certificate Principal Balances thereof are reduced to zero; provided, however, that if a Group III Sequential Trigger Event is in effect, the Group III Principal Distribution Amount for such Distribution Date shall be distributed sequentially to the Class III-A-1 Certificates and Class III-A-2 Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

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                  (ii) To the Class M-1 Certificates, from any remaining
                  Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (iii) To the Class M-2 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (iv) To the Class M-3 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (v) To the Class M-4 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (vi) To the Class M-5 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (vii) To the Class M-6 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (viii) To the Class M-7 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                  (ix) To the Class M-8 Certificates, from any remaining Principal Funds in respect of all Loan Groups for such Distribution Date, the remaining Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

                  (B) For each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect:

                  (i) To the Class A Certificates, the Principal Distribution Amount for such Distribution Date to be distributed as follows:



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                           (1) from the Group I Principal Distribution Amount
                           for such Distribution Date, sequentially, to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates, in that order, the Class I-A Principal Distribution Amount for such Distribution Date, in each case until the Certificate Principal Balance thereof is reduced to zero;

                           (2) from the Group II Principal Distribution Amount for such Distribution Date, pro rata to the Class II-A-1 Certificates and Class II-A-2 Certificates, the Class II-A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balances thereof are reduced to zero; and

                           (3) from the Group III Principal Distribution Amount for such Distribution Date, pro rata to the Class III-A-1 Certificates and Class III-A-2 Certificates, the Class III-A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balances thereof are reduced to zero.

                  (ii) To the Class M-1 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (iii) To the Class M-2 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (iv) To the Class M-3 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (v) To the Class M-4 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (vi) To the Class M-5 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  (vii) To the Class M-6 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date,


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                  the Class M-6 Principal Distribution Amount, until the
                  Certificate Principal Balance thereof is reduced to zero;

                  (viii) To the Class M-7 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                  (ix) To the Class M-8 Certificates, from any remaining Principal Distribution Amount in respect of all Loan Groups for such Distribution Date, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

         (3) Notwithstanding the provisions of clauses (2)(A) and (B) above, if on any Distribution Date the Class A Certificates related to a Loan Group are no longer outstanding, the pro rata portion of the Principal Distribution Amount or the applicable Class A Principal Distribution Amount, as applicable, otherwise allocable to such Class A Certificates will be allocated among the remaining group or groups of Class A Certificates pro rata and among the Classes of each such certificate group in the same manner and order of priority described above; and

         (4) Any Excess Cashflow shall be distributed in the following manner and order of priority:

                  (A) from any remaining Excess Cashflow, to the Class A Certificates, (a) first, any remaining Interest Carry Forward Amount for such Classes, pro rata, in accordance with the Interest Carry Forward Amount due with respect to each such Class, to the extent not fully paid pursuant to clauses (1) (A) and (B) above and Section 3.20(c) and (b) second, any Unpaid Realized Loss Amount for such Classes for such Distribution Date, pro rata, in accordance with the Applied Realized Loss Amount allocated to each such Class;

                  (B) from any remaining Excess Cashflow, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, an amount equal to the Interest Carry Forward Amount for each such Class for such Distribution Date to the extent not fully paid pursuant to Section 3.20(c);

                  (C) from any remaining Excess Cashflow otherwise distributable to the Class CE Interest and the Class CE Certificates, to the Reserve Fund to pay to the Class I-A, Class II-A and Class III-A Certificates, any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date, on a pro rata basis, based on the amount of the Basis Risk Shortfall Carry Forward Amount for each such Class and to the extent not paid pursuant to Section 3.20;



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                  (D) from any remaining Excess Cashflow otherwise distributable to the Class CE Interest and the Class CE Certificates, to the Reserve Fund to pay to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, sequentially in that order, any Basis Risk Shortfall Carry Forward Amount for each such Class for such Distribution Date, if any, in each case to the extent not paid pursuant to Section 3.20;

                  (E) from any remaining Excess Cashflow, to the Class A Certificates, on a pro rata basis, based on the entitlement of each such Class, and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the amount of Relief Act Shortfalls and any Prepayment Interest Shortfalls allocated to such Classes of Certificates, to the extent not previously reimbursed;

                  (F) from any remaining Excess Cashflow, to the Swap Administrator for payment to the Swap Provider, any Swap Termination Payments due to a Swap Provider Trigger Event owed by the Trust Fund;

                  (G) from any remaining Excess Cashflow, to the Class CE Interest and Class CE Certificates, an amount equal to the Class CE Distribution Amount reduced by amounts distributed in clauses (C) and
         (D) above; and

                  (H) any remaining amounts to each of the Class R-1, Class R-2, Class R-3 and Class RX Certificates, based on the related REMIC in which such amounts remain.

         On each Distribution Date, all amounts in respect of Prepayment Charges shall be distributed to the Holders of the Class P Interest and the Class P Certificates, provided that such distributions shall not be in reduction of the principal balance thereof. On the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule, any amount on deposit in the Class P Certificate Account will be distributed to the Holders of the Class P Interest and the Class P Certificates in reduction of the Certificate Principal Balance thereof.

         In addition, notwithstanding the foregoing, on any Distribution Date after the Distribution Date on which the Certificate Principal Balance of a Class of Class A Certificates or Class M Certificates has been reduced to zero, that Class of Certificates will be retired and will no longer be entitled to distributions, including distributions in respect of Prepayment Interest Shortfalls or Basis Risk Shortfall Carry Forward Amounts.

         (b) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Protected Account pursuant to Section 4.01(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.05; provided, however, to


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the extent that no reductions to a Certificate Principal Balance of any Class of
Certificates currently exists as the result of a prior allocation of a Realized Loss, such Subsequent Recoveries will be applied as Excess Spread. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

         (c) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least 5 Business Days prior to the related Record Date, or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

         (d) On or before 5:00 p.m. Eastern time on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver a report to the Trustee in electronic form (or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information, as agreed to by the Master Servicer and the Trustee such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and to make the required distributions for the related Distribution Date.

         Section 5.05 ALLOCATION OF REALIZED LOSSES.

(a) All Realized Losses on the Mortgage Loans allocated to any REMIC II Regular Interest pursuant to Section 5.05(c) on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to Excess Spread; second, to the Class CE Interest and Class CE Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; ninth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eleventh, to related Class or Classes of Class A Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and twelfth, to the unrelated Class or Classes of Class A Certificates, on a pro rata basis, until the

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Certificate Principal Balances thereof have been reduced to zero; provided, however, any such Realized Losses otherwise allocable to the Class II-A-1 Certificates shall be allocated first to the Class II-A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class II-A-1 Certificates, and any such Realized Losses otherwise allocable to the Class III-A-1 Certificates shall be allocated first to the Class III-A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class III-A-1 Certificates. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

         (b) Any allocation of Realized Losses to a Class of Certificates on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Interest and Class CE Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to clause (G) of Section 5.04(a)(4). No allocations of any Realized Losses shall be made to the Certificate Principal Balance of the Class P Interest and the Class P Certificates.

Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balance of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Mortgage Loans on such date, to an amount less than the aggregate Stated Principal Balance of all of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation"). In addition in no event will the Certificate Principal Balance of any Certificate be reduced more than once in respect of any particular amount both
(i) allocable to such Certificate in respect of Realized Losses and (ii) payable as principal to the holder of such Certificate from Remaining Excess Spread.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         (c) (i) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to REMIC I Regular Interest I-1-A through REMIC I Regular Interest I-60-B, starting with the lowest numerical denomination until such REMIC I Regular Interest has been reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests. All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to REMIC I Regular Interest II-1-A through REMIC I Regular Interest II-60-B, starting


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with the lowest numerical denomination until such REMIC I Regular
Interest has been reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests. All Realized Losses on the Group III Loans shall be allocated on each Distribution Date to REMIC I Regular Interest III-1-A through REMIC I Regular Interest III-60-B, starting with the lowest numerical denomination until such REMIC I Regular Interest has been reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

                           (ii) The REMIC II Marker Percentage of all Realized
                  Losses on the Mortgage Loans (without duplication of losses allocated pursuant to Section 1.02) shall be allocated by the Trustee on each Distribution Date to the following REMIC II Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interest AA and REMIC II Regular Interest ZZ up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98.00% and 2.00%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interest AA and REMIC II Regular Interest ZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98.00% and 2.00%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-8 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-8 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-7 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-7 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-6 and REMIC I Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-6 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-5 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-5 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-4 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-4 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-3 and REMIC II Regular Interest ZZ, 98.00%, 1.00%, and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-3 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-2 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-2 has been


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

                  reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC II Regular Interest AA, REMIC II Regular Interest M-1 and REMIC II Regular Interest ZZ, 98.00%, 1.00% and 1.00%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest M-1 has been reduced to zero; eleventh, with respect to any Realized Losses on the Mortgage Loans, to the Uncertificated Principal Balance of REMIC II Regular Interest AA, 98.00%, to the Uncertificated Principal Balances of the related REMIC II Regular Interests I-A-1, I-A-2, I-A-3, II-A-1, II-A-2, III-A-1 and III-A-2,
                  1.00% pro rata, and to the Uncertificated Principal Balance of REMIC II Regular Interest ZZ, 1.00%, until the Uncertificated Principal Balances of such REMIC II Regular Interests I-A-1, I-A-2, I-A-3, II-A-1, II-A-2, Class III-A-1 and Class III-A-2 have been reduced to zero; and twelfth with respect to any Realized Losses on the Mortgage Loans, to the Uncertificated Principal Balance of REMIC II Regular Interest AA, 98.00%, to the Uncertificated Principal Balances of the unrelated REMIC II Regular Interests I-A-1, I-A-2, I-A-3, II-A-1, II-A-2, III-A-1 and III-A-2, 1.00% pro rata, and to the Uncertificated Principal Balance of REMIC II Regular Interest ZZ, 1.00%, until the Uncertificated Principal Balances of such REMIC II Regular Interests I-A-1, I-A-2, I-A-3, II-A-1, II-A-2, Class III-A-1 and Class III-A-2 have been reduced to zero; provided, however, any such Realized Losses otherwise allocable to REMIC II Regular Interest II-A-1 shall be allocated first to REMIC II Regular Interest II-A-2, until the Uncertificated Principal Balance thereof has been reduced to zero, and then to REMIC II Regular Interest II-A-1, and any such Realized Losses otherwise allocable to REMIC II Regular Interest III-A-1 shall be allocated first to REMIC II Regular Interest III-A-2, until the Uncertificated Principal Balance thereof has been reduced to zero, and then to REMIC II Regular Interest III-A-1.

                           (iii) The REMIC II Sub WAC Allocation Percentage of
                  all Realized Losses shall be applied after all distributions have been made on each Distribution Date first, so as to keep the Uncertificated Principal Balance of each REMIC II Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC II Regular Interest ending with the designation "A" so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the current Certificate Principal Balance of the Class A Certificates related to such Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC II Regular Interests such that the REMIC II Subordinated Balance Ratio is maintained); and third, any remaining Realized Losses shall be allocated to REMIC II Regular Interest XX.



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         Section 5.06 MONTHLY STATEMENTS TO CERTIFICATEHOLDERS.

         (a) Not later than each Distribution Date, the Trustee shall prepare and make available to each Holder of Certificates, the Master Servicer and the Depositor a statement setting forth for the Certificates:

                           (i) the amount of the related distribution to Holders
                  of each Class allocable to principal, separately identifying
                  (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

                           (ii) the amount of such distribution to Holders of
                  each Class A Certificates and Class M Certificates allocable to interest and the portion thereof, if any, provided by the Swap Administration Agreement;

                           (iii) the Interest Carry Forward Amount and any Basis
                  Risk Shortfall Carry Forward Amount for each Class of Certificates;

                           (iv) the Certificate Principal Balance or Certificate
                  Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

                           (v) for each Loan Group, the aggregate of the Stated
                  Principal Balance of (A) all of the Mortgage Loans in such Loan Group, (B) the first lien Mortgage Loans in such Loan Group, (C) the second lien Mortgage Loans in such Loan Group, and (D) the Adjustable Rate Mortgage Loans in such Loan Group, for the following Distribution Date;

                           (vi) the related amount of the Servicing Fees paid to
                  or retained by the Master Servicer for the related Due Period;

                           (vii) the Pass-Through Rate for each Class of Class A
                  Certificates and Class M Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the applicable Net Rate Cap;

                           (viii) the amount of Advances included in the
                  distribution on such Distribution Date;

                           (ix) the cumulative amount of Applied Realized Loss
                  Amounts to date;

                           (x) the number and aggregate Stated Principal Balance
                  of the Mortgage Loans in each Loan Group (A) Delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy)
                  (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days,
                  (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (C) in bankruptcy and delinquent (1) 31 to 60 days, (2) 61


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                  to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group;

                           (xi) with respect to any Mortgage Loan that was
                  liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

                           (xii) the total number and principal balance of any
                  real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

                           (xiii) the three month rolling average of the percent
                  equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in such Loan Group as of the last day of such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group;

                           (xiv) the Realized Losses during the related
                  Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

                           (xv) whether a Trigger Event exists;

                           (xvi) the amount of any Net Swap Payment payable to
                  the Swap Administrator, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Swap Administrator and any Swap Termination Payment payable to the Swap Provider; and

                           (xvii) the amount of the distribution made on such
                  Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges.

         The Trustee may make the foregoing Monthly Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Trustee's internet website. The Trustee's internet website shall initially be located at "www.etrustee.net". Assistance in using the website can be obtained by calling the Trustee's customer service desk at (312) 904-4839. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by


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calling the customer service desk and indicating such. The Trustee may change the way Monthly Statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

         (b) The Trustee's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will make available a copy of each statement provided pursuant to this Section
5.06 to each Rating Agency.

         (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this
Section 5.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

         (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

                           (i) The original projected principal and interest
                  cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                           (ii) The projected remaining principal and interest
                  cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                           (iii) The applicable Prepayment Assumption and any
                  interest rate assumptions used in determining the projected principal and interest cash flows described above;

                           (iv) The original issue discount (or, in the case of
                  the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                           (v) The treatment of Realized Losses with respect to
                  the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;



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                           (vi) The amount and timing of any non-interest
                  expenses of a REMIC; and

                           (vii) Any taxes (including penalties and interest)
                  imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

         The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

         Section 5.07 REMIC DESIGNATIONS AND REMIC DISTRIBUTIONS.

         (a) The Trustee shall elect that each of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V and REMIC VI shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Distribution Account, the Protected Account, any REO Property, any proceeds of the foregoing and any other assets subject to this Agreement (other than the Reserve Fund, the Swap Agreement, the Swap Account and any rights or obligations in respect of the Swap Administration Agreement). The REMIC I Regular Interests shall constitute the assets of REMIC II. The REMIC II Regular Interests shall constitute the assets of REMIC III. The Class CE Interest shall constitute the assets of REMIC IV. The Class P Interest shall constitute the assets of REMIC V. The Class IO Interest shall constitute the assets of REMIC VI.

         (b) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of REMIC I Regular Interests I-1-A through I-60-B or withdrawn from the Distribution Account and distributed to the holders of the Class R-1 Certificates, as the case may be:

                  (i) to Holders of each REMIC I Regular Interest I-1-A through I-60-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates.

                  (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: to REMIC I Regular interests I-1-A through I-60-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC I Regular Interest is reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests.



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

                  (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of REMIC I Regular Interests II-1-A through II-60-B or withdrawn from the Distribution Account and distributed to the holders of the Class R-1 Certificates, as the case may be:

                           (i) to the Holders of each REMIC I Regular Interest II-1-A through II-60-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Regular Interests for such Distribution Date, plus
                           (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates.

                           (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: to REMIC I Regular interests II-1-A through II-60-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC I Regular Interest is reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests.

                  (3) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of REMIC I Regular Interests III-1-A through III-60-B or withdrawn from the Distribution Account and distributed to the holders of the Class R-1 Certificates, as the case may be:

                           (i) to the Holders of each REMIC I Regular Interest III-1-A through II-60-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Regular Interests for such Distribution Date, plus
                           (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates.

                           (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: to REMIC I Regular interests III-1-A through III-60-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC I Regular Interest is reduced to zero, provided that, for REMIC I Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests.

                  (4) On each Distribution Date, amounts representing Prepayment Charges on the Mortgage loans shall be deemed distributed to REMIC I Regular Interest P, provided that such amounts shall not reduce the Uncertificated Principal Balance of REMIC I Regular Interest P. On the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule, $100 shall be deemed distributed in


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respect of REMIC I Regular Interest P in reduction of the Uncertificated
Principal Balance thereof.

         (c) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-2 Certificates, as the case may be:

                  (i) to the Holders of REMIC II Regular Interest IO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC II Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates.

                  (ii) to the extent of the REMIC II Marker Allocation Percentage of the Interest Funds remaining after the distributions pursuant to clause (i), to the Holders of each REMIC II Regular Interest (other than REMIC II Regular Interests IO, 1A, 1B, 2A, 2B, 3A, 3B, XX and P) pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC II Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Regular Interest ZZ shall be reduced when the REMIC II Overcollateralization Amount is less than the REMIC II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to the Holders of REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7 and REMIC II Regular Interest M-8 in the same proportion as the Extra Principal Distribution Amount is allocated to the Corresponding Certificates, and the Uncertificated Principal Balance of REMIC II Regular Interest ZZ shall be increased by such amount;

                  (iii) to the extent of the REMIC II Sub WAC Allocation Percentage of the Interest Funds remaining after the distribution pursuant to clause (i), to the Holders of REMIC II Regular Interest 1A, REMIC II Regular Interest 1B, REMIC II Regular Interest 2A, REMIC II Regular Interest 2B, REMIC II Regular Interest 3A, REMIC II Regular Interest 3B and REMIC II Regular Interest XX, pro rata, an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any


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

                  amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (iv) to the Holders of REMIC II Regular Interests (other than REMIC II Regular Interests IO, 1A, 1B, 2A, 2B, 3A, 3B XX and
                  P) in an amount equal to the REMIC II Marker Allocation Percentage of the remainder of the Interest Funds and Principal Funds for all Loan Groups for such Distribution Date after the distributions made pursuant to clauses (i), (ii) and
                  (iii) above, allocated as follows:

                  (A) 98% of such remainder to the Holders of REMIC II Regular Interest AA, until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero;

                  (B) 2% of such remainder, first, to the Holders of REMIC II Regular Interest I-A-1, REMIC II Regular Interest I-A-2, REMIC II Regular Interest I-A-3, REMIC II Regular Interest II-A-1, REMIC II Regular Interest II-A-2, REMIC II Regular Interest III-A-1, REMIC II Regular Interest III-A-2, REMIC II Regular Interest M-1, REMIC II Regular Interest M-2, REMIC II Regular Interest M-3, REMIC II Regular Interest M-4, REMIC II Regular Interest M-5, REMIC II Regular Interest M-6, REMIC II Regular Interest M-7 and REMIC II Regular Interest M-8, in an aggregate amount equal to 1% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC II Regular Interests are reduced to zero; and second, to the Holders of REMIC II Regular Interest ZZ, until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; then

                  (C) any remaining amount to the Holders of the Class R-2 Certificates;

                  (v) to the Holders of REMIC II Regular Interest 1A, REMIC II Regular Interest 1B, REMIC II Regular Interest 2A, REMIC II Regular Interest 2B, REMIC II Regular Interest 3A, REMIC II Regular Interest 3B and REMIC II Regular Interest XX, in an amount equal to the REMIC II Sub WAC Allocation Percentage of the remainder of the Interest Funds and Principal Funds for all Loan Groups for such Distribution Date after the distributions made pursuant to clauses (i), (ii) and (iii) above, first, so as to keep the Uncertificated Principal Balance of each REMIC II Regular Interest ending with the designation "B" equal to 0.01% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC II Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over
                  (y) the current Certificate Principal Balance of the Class A Certificate related to such Loan Group (except that if any such excess is a larger number than in the preceding distribution period, the least amount


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

                  of principal shall be distributed to such REMIC II Regular Interests such that the REMIC II Subordinated Balance Ratio is maintained); and third, any remaining principal to REMIC II Regular Interest XX.

                  (vi) to the Holders of REMIC II Regular Interest P, 100% of the amounts deemed distributed on REMIC I Regular Interest P.

         (d) On each Distribution Date, an amount equal to the amounts distributed pursuant to Sections 5.04(a)(4)(C), (D) and (G) on such date shall be deemed distributed from REMIC III to REMIC IV in respect of the Class CE Distribution Amount distributable to the Class CE Interest.

         (e) On each Distribution Date, 100% of the amounts deemed distributed on REMIC II Regular Interest P shall be deemed distributed by REMIC III to REMIC V in respect of the Class P Interest.

         (f) On each Distribution Date, 100% of the amounts deemed distributed on REMIC II Regular Interest IO shall be deemed distributed by REMIC III to REMIC VI in respect of the Class IO Interest. Such amounts shall be deemed distributed by REMIC VI to the Swap Administrator for deposit into the Swap Account.



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



                                   ARTICLE VI

                                THE CERTIFICATES

                  Section 6.01 THE CERTIFICATES.

         The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-5. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                   MINIMUM        INTEGRAL MULTIPLE IN     ORIGINAL CERTIFICATE
  CLASS         DENOMINATION       EXCESS OF MINIMUM        PRINCIPAL BALANCE
-----------   ----------------    --------------------     ---------------------
  I-A-1             $25,000              $1.00              $   110,488,000.00
  I-A-2             $25,000              $1.00              $    52,281,000.00
  I-A-3             $25,000              $1.00              $    13,799,000.00
 II-A-1             $25,000              $1.00              $   176,116,000.00
 II-A-2             $25,000              $1.00              $    44,029,000.00
 III-A-1            $25,000              $1.00              $    92,183,000.00
 III-A-2            $25,000              $1.00              $    23,046,000.00
   M-1              $25,000              $1.00              $    43,149,000.00
   M-2              $25,000              $1.00              $    34,714,000.00
   M-3              $25,000              $1.00              $     9,408,000.00
   M-4              $25,000              $1.00              $     9,733,000.00
   M-5              $25,000              $1.00              $     7,462,000.00
   M-6              $25,000              $1.00              $     6,488,000.00
   M-7              $25,000              $1.00              $     6,488,000.00
   M-8              $25,000              $1.00              $     6,488,000.00
   CE                10%                   1%               $    12,977,412.18
    P               $   100               N/A               $           100.00
   R-1              100%                  N/A                      N/A
   R-2              100%                  N/A                      N/A
   R-3              100%                  N/A                      N/A
   RX               100%                  N/A                      N/A


         The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the countersignature of the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that


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

such Certificate has been duly countersigned and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

         The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

         Section 6.02 CERTIFICATE REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

         (b) No Transfer of a Private Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer by (x)(i) the delivery to the Trustee by the Certificateholder desiring to effect such transfer of a certificate substantially in the form set forth in Exhibit D (the "Transferor Certificate") and (ii) the delivery by the Certificateholder's prospective transferee of (A) a letter


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

in substantially the form of Exhibit E (the "Investment Letter") if the prospective transferee is an Institutional Accredited Investor or (B) a letter in substantially the form of Exhibit F (the "Rule 144A and Related Matters Certificate") if the prospective transferee is a QIB or (y) there shall be delivered to the Trustee an Opinion of Counsel addressed to the Trustee that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Prior to the termination of the Swap Agreement, no Transfer of a Class A Certificate or Class M Certificate (other than a Class M-7 Certificate or Class M-8 Certificate) shall be made unless either (i) the Trustee and the Master Servicer shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (either a "Plan"), or a Person acting on behalf of any such plan or using the assets of any such plan, or (ii) the transferee provides a representation, or is deemed to represent in the case of the Global Certificate that the proposed transfer or holding of such Certificate are eligible for exemptive relief under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23.

         Subsequent to the termination of the Swap Agreement, each beneficial owner of a Class M Certificate (other than a Class M-7 Certificate or Class M-8 Certificate) or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch Ratings or Moody's, and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in PTE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         No Transfer of a Class CE, Class P, Residual, Class M-7 or Class M-8 Certificate shall be made unless either (i) the Trustee and the Master Servicer shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (either a "plan"), or a Person acting on behalf of any such plan or using the assets of any such plan, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, the Trustee shall have received an Opinion of Counsel for the benefit of the Trustee and the Master Servicer and on which they may rely, satisfactory to the Trustee, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust being deemed to be "plan assets" under ERISA or the Code, will not result in any prohibited transactions under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Depositor, or (iii) in the case of a Class M-7 Certificate or Class M-8 Certificate, the transferee provides a representation, or is deemed to represent in the case of the Global Certificate or an opinion of counsel to the effect that the proposed transfer or holding of such Class M-7 Certificate or Class M-8 Certificate and the servicing, management and operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not give rise to any obligation on the part of the Depositor, the Master Servicer or the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery of the Opinion of Counsel as described above shall be void and of no effect; provided that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel meeting the requirements of clause (ii) of the first sentence of this paragraph. Neither the Trustee nor the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and neither the Trustee nor the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. Neither the Trustee nor the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.



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

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                           (i) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (ii) No Ownership Interest in a Residual Certificate
                  may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit C.

                           (iii) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                           (iv) Any attempted or purported Transfer of any
                  Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such



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                  payments so recovered by the Trustee shall be paid and
                  delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                           (v) The Master Servicer shall make available within
                  60 days of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this
Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel addressed to the Trustee and furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (d) The Class CE Certificate shall not be held by more than one Holder.

         (e) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller or the Master Servicer.

         Section 6.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates
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Trustee under the terms of this Section 6.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

         Section 6.04 PERSONS DEEMED OWNERS.

         The Trustee and any agent of the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by any notice to the contrary.

         Section 6.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

         If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 6.06 BOOK-ENTRY CERTIFICATES.

         The Regular Certificates (other than the Class M-7, Class M-8, Class CE and Class P Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section
6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

         (a) the provisions of this Section shall be in full force and effect;

         (b) the Depositor and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

         (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

         (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to


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those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

         (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

         (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

         (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

         Section 6.07 NOTICES TO DEPOSITORY.

         Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

         Section 6.08 DEFINITIVE CERTIFICATES.

         If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor or (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall countersign and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.




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         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Voting Rights in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Voting Right in fully registered definitive form. Upon receipt by the Trustee of instructions from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the definitive Certificate, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a definitive Certificate evidencing such Certificate Owner's Voting Rights in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the Certificate Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

Section 6.09      MAINTENANCE OF OFFICE OR AGENCY.

         The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies at the Corporate Trust Office where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office, as the office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.



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                                  ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

         Section 7.01 LIABILITIES OF THE DEPOSITOR AND THE MASTER SERVICER.

         Each of the Depositor, and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02 MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE MASTER SERVICER.

         (a) Each of the Depositor and the Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03 INDEMNIFICATION OF THE TRUSTEE AND THE MASTER SERVICER.

         (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, including any powers of attorney delivered pursuant to this Agreement, the Custodial Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master Servicer and the Seller written notice thereof promptly after the Trustee shall have with respect to such claim or legal action knowledge thereof; provided, however that the failure to give such notice shall not relieve the Master Servicer of its indemnification obligations hereunder. This indemnity shall survive the resignation or removal of the Trustee or Master Servicer and the termination of this Agreement.



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         (b) The Seller will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise paid or covered pursuant to Subsection (a) above.

         Section 7.04 LIMITATIONS ON LIABILITY OF THE DEPOSITOR, THE MASTER SERVICER AND OTHERS. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor and the Master Servicer shall be under any liability to the Indemnified Persons, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor and the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Depositor, the Master Servicer, the Trustee, the Custodian and any director, officer, employee or agent of the Depositor, the Master Servicer, the Trustee, the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Custodial Agreement or the Certificates, other than (i) in the case of the Master Servicer, (x) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (y) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder, or by reason of reckless disregard of obligations and duties hereunder, (ii) in the case of the Trustee, any such loss, liability or expense incurred by reason of the Trustee's willful misfeasance, bad faith or negligence in the performance of its duties hereunder, or by reason of its reckless disregard of obligations and duties hereunder and (iii) in the case of the Custodian, any such loss, liability or expense incurred by reason of the Custodian's willful misfeasance, bad faith or negligence in the performance of its duties under the Custodial Agreement, or by reason of its reckless disregard of obligations and duties thereunder.

         (d) Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall



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not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (expect any loss, liability or expense incurred by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Protected Account as provided by Section 4.02. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to service and administer the Mortgage Loans pursuant to Article III.

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         Section 7.05 MASTER SERVICER NOT TO RESIGN. Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the prior consent of the Trustee (which consents shall not be unreasonably withheld) or (ii) upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel, addressed to and delivered to, the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06 SUCCESSOR MASTER SERVICER. In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. In no event shall the compensation of any successor master servicer exceed that permitted the Master Servicer hereunder without the consent of all of the Certificateholders.

         Section 7.07 SALE AND ASSIGNMENT OF MASTER SERVICING. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation
(a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably


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satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.


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                                  ARTICLE VIII

                     DEFAULT; TERMINATION OF MASTER SERVICER

         Section 8.01 EVENTS OF DEFAULT.

         "Event of Default," wherever used herein, means any one of the following events:

                           (i) any failure by the Master Servicer to remit to
                  the Trustee any amounts received or collected by the Master Servicer in respect of the Mortgage Loans and required to be remitted by it hereunder (other than any Advance), which failure shall continue unremedied for one Business Day after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

                           (ii) any failure by the Master Servicer to observe or
                  perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any breach of a representation or warranty by the Master Servicer, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

                           (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

                           (iv) the Master Servicer shall consent to the
                  appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer;

                           (v) the Master Servicer shall admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;



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                           (vi) the Master Servicer assigns or delegates its
                  duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

                           (vii) The Master Servicer fails to deposit, or cause
                  to be deposited, in the Distribution Account any Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Distribution Account Deposit Date.

         If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall in the case of any Event of Default described in clauses (i) through (vii) above, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or any successor appointed pursuant to Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon if such Successor Master Servicer is a successor to the Master Servicer, make any Advance required by Article V, subject, in the case of the Trustee, to Section 8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney- in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VII or Article IX. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the applicable Successor Master Servicer of all cash amounts which shall at the time be credited to the Protected Account maintained pursuant to Section 4.02, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default known to the Trustee.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled pursuant to Sections 4.02 and to receive any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, if an Event of Default described in clause (vii) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the


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Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Advances and other advances of its own funds, and the Trustee shall act as provided in
Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance the nonpayment of which was an Event of Default described in clause (vii) of this Section 8.01. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

         Section 8.02 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however that, pursuant to Article V hereof, the Trustee in its capacity as successor Master Servicer shall be responsible for making any Advances required to be made by the Master Servicer immediately upon the termination of the Master Servicer and any such Advance shall be made on the Distribution Date on which such Advance was required to be made by the predecessor Master Servicer. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all compensation, reimbursement of expenses and indemnification that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (iv) obligated to deposit losses on any Permitted Investment directed by the Master Servicer. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Article V or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000,
(ii) be acceptable to the Trustee (which consent shall not be unreasonably withheld) and (iii) be willing to act as successor servicer of any Mortgage Loans under this Agreement, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer


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hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation unless agreed to by the Certificateholders shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

         The costs and expenses of the Trustee in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee pursuant to Section 9.05. Any successor to the Master Servicer as successor servicer under any Subservicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.08.

         Section 8.03 NOTIFICATION TO CERTIFICATEHOLDERS.

         (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.

         Section 8.04 WAIVER OF DEFAULTS.

         The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing not less than 51% of the Voting Rights may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made of any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event


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of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.




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                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

         Section 9.01 DUTIES OF TRUSTEE.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04 and 10.01 herein.

         (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) Prior to the occurrence of an Event of Default,
                  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

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                           (ii) The Trustee shall not be liable in its
                  individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) The Trustee shall not be liable with respect to
                  any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates (or such other percentage as specifically set forth herein), if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or other power conferred upon the Trustee under this Agreement;

                           (iv) The Trustee shall not be required to take notice
                  or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such knowledge, the Trustee may conclusively assume there is no such default or Event of Default;

                           (v) The Trustee shall not in any way be liable by
                  reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction in a non-appealable judgment that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                           (vi) Anything in this Agreement to the contrary
                  notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                           (vii) None of the Master Servicer, the Seller, the
                  Depositor or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer.



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         (e) All funds received by the Trustee and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Trustee.

         Section 9.02 CERTAIN MATTERS AFFECTING THE TRUSTEE.

         (a) Except as otherwise provided in Section 10.01:

                           (i) The Trustee may rely and shall be protected in
                  acting or refraining from acting in reliance on any resolution or certificate of the Seller or the Master Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Trustee may consult with counsel and any
                  advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii) The Trustee shall not be under any obligation
                  to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                           (iv) The Trustee shall not be liable in its
                  individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) The Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee of the


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                  costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                           (vi) The Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any paying agent to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consents will not be unreasonably withheld. The Trustee shall not be liable or responsible for the misconduct or negligence of any of the Trustee's agents or attorneys or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Master Servicer;

                           (vii) Should the Trustee deem the nature of any
                  action required on its part to be unclear, the Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

                           (viii) The Trustee shall not be required to give any
                  bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

                           (ix) The Trustee shall not have any duty to conduct
                  any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         (b) The Trustee is hereby directed by the Depositor to execute and deliver the Swap Administration Agreement. Amounts payable by the Trustee on any Distribution Date to the Swap Administrator shall be paid by the Trustee as provided herein. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to the Swap Agreement or the Swap Administration Agreement, including, without limitation, for making any payments thereunder.

         It is acknowledged and agreed that the Person serving as Trustee hereunder shall also serve as Swap Administrator under the Swap Administration Agreement and the Swap Agreement. The Swap Administrator is hereby directed by the Depositor to execute and deliver the Swap Administration Agreement and the Swap Agreement. The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of


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the Swap Provider in making such payment to the Swap Administrator. The Swap
Administrator shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by the Swap Administrator of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Swap Administrator's gross negligence, willful misconduct or fraud. Any Person appointed as successor trustee pursuant to Section 9.09 shall also be required to serve as successor Swap Administrator under the Swap Agreement and the Swap Administration Agreement.

         Section 9.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee shall not have any responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Trustee, or the Custodian on its behalf, of the obligation to review the Mortgage Files pursuant to Section
2.02 of this Agreement. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to Section 2.06, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall not be responsible for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 9.04 TRUSTEE MAY OWN CERTIFICATES.

         The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee and may otherwise deal with the parties hereto.



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         Section 9.05 TRUSTEE'S FEES AND EXPENSES.

         The Trustee will be entitled to recover from the Distribution Account pursuant to Section 4.05, the Trustee Fee, all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee in connection with any Event of Default (or anything related thereto, including any determination that an Event of Default does or does not exist), any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders hereunder. If funds in the Distribution Account are insufficient therefor, the Trustee shall recover such expenses, disbursements or advances from the Depositor and the Depositor hereby agrees to pay such expenses, disbursements or advances. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 9.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $50,000,000, subject to supervision or examination by federal or state authority and rated "BBB" or higher by Fitch with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories by each Rating Agency (at least "AA-" in the case of S&P) or otherwise acceptable to, each of the Rating Agencies and have a short-term debt rating of at least "A-1" from S&P, or otherwise acceptable to, S&P. The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07 INSURANCE.

         The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"); provided, that such insurance may be provided through self-insurance so long as the Trustee is rated "A" or better by S&P and "A1" or better by Moody's. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned


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mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08 RESIGNATION AND REMOVAL OF TRUSTEE.

         The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Seller and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Master Servicer and the successor trustee.

         The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Master Servicer, the Trustee so removed and the successor trustee so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Trustee or successor trustee.

         Any resignation or removal of LaSalle Bank National Association as Trustee shall also result in the resignation or removal, as applicable, of LaSalle Bank National Association as Swap Administrator. Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.09 hereof and upon acceptance of appointment by a successor swap administrator under the Swap Administration Agreement.

         Section 9.09 SUCCESSOR TRUSTEE.

         Any successor trustee appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor, to its predecessor trustee, the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act,


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deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.

         No successor trustee shall accept appointment as provided in this
Section 9.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.09, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the successor trustee fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

         Section 9.10 MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation, state bank or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.09.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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                           (i) All rights, powers, duties and obligations
                  conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether a Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) No trustee hereunder shall be held personally
                  liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) The Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co- trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.12 TAX MATTERS.

         It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee, as
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the Trust Fund, shall do or refrain from doing, as applicable, the following:
(a) the Trustee shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Trustee shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the Person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Trustee shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Trustee shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Trustee shall provide information necessary for the computation of tax imposed on the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) the Trustee shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder;
(h) the Trustee shall pay, from the sources specified in the penultimate paragraph of this Section 9.12, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; (j) the Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a


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calendar year and on an accrual basis; (k) the Trustee shall not enter into any arrangement not otherwise provided for in this Agreement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code; and (l) as and when necessary and appropriate, the Trustee, at the expense of the Trust Fund, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

         In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

         In the event that any tax is imposed on "prohibited transactions" of any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI as defined in
Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses
(i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Class R Certificateholders, and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-8 Certificates, second, to the Class M-7 Certificates, third, to the Class M-6 Certificates, fourth, to the Class M-5 Certificates, fifth, to the Class M-4 Certificates, sixth, to the Class M-3 Certificates, seventh, to the Class M-2 Certificates, eighth, to the Class M-1 Certificates, and ninth, to the Class A Certificates (pro rata based on the amounts to be distributed). Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Trustee is hereby authorized to retain on any



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Distribution Date, from the Holders of the Class R Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee shall promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

         The Trustee agrees that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this
Section 9.12, it will promptly notify and provide such information to such other party.



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                                   ARTICLE X

                                   TERMINATION

         Section 10.01 TERMINATION UPON LIQUIDATION OR REPURCHASE OF ALL MORTGAGE LOANS.

         Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Majority Class CE Certificateholder (or its designee) or the Master Servicer, as applicable, of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at a price (the "Mortgage Loan Purchase Price") equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate to, but not including, the first day of the month of such purchase, (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, (iv) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee payable pursuant to Section 9.05 and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties by the Majority Class CE Certificateholder pursuant to clause (a) in the preceding paragraph shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans in the Trust Fund, at the time of any such repurchase, aggregating 10% or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans. If the Majority Class CE Certificateholder does not exercise this option, the Master Servicer has the right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) in the preceding paragraph, conditioned upon the Stated Principal Balance of all of the Mortgage Loans in the Trust Fund, at the time of any such repurchase, aggregating 5% or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Section 10.02 FINAL DISTRIBUTION ON THE CERTIFICATES.

         If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Protected Account, the Master Servicer shall direct the Trustee to send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of


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Certificates shall be retired after a final distribution on such Class, the
Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee. If the Majority Class CE Certificateholder or the Master Servicer, as applicable, elects to terminate the Trust Fund pursuant to Section 10.01, at least 20 days prior to the date notice is to be mailed to the Certificateholders, the Majority Class CE Certificateholder or the Master Servicer, as applicable, shall notify the Depositor and the Trustee of the date the Majority Class CE Certificateholder or the Master Servicer, as applicable, intends to terminate the Trust Fund. The Master Servicer shall remit the Mortgage Loan Purchase Price to the Trustee on the Business Day prior to the Distribution Date for such Optional Termination by the Majority Class CE Certificateholder or the Master Servicer, as applicable.

         Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not later than two Business Days after the Determination Date in the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

         In the event such notice is given, the Master Servicer shall cause all funds in the Protected Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee or the Custodian shall promptly release to EMC as applicable the Mortgage Files for the Mortgage Loans and the Trustee shall execute and deliver any documents prepared and delivered to it which are necessary to transfer any REO Property.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

         In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for


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cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

         Section 10.03 ADDITIONAL TERMINATION REQUIREMENTS.

         (a) Upon exercise by the Majority Class CE Certificateholder or the Master Servicer, as applicable, of its purchase option as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel addressed to the Trustee, at the expense of the Majority Class CE Certificateholder or the Master Servicer, as applicable, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (1) The Majority Class CE Certificateholder or the Master Servicer, as applicable, shall establish a 90-day liquidation period and notify the Trustee thereof, and the Trustee shall in turn specify the first day of such period in a statement attached to the tax return for any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI pursuant to Treasury Regulation Section 1.860F-1. The Majority Class CE Certificateholder or the Master Servicer, as applicable, shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Majority Class CE Certificateholder or the Master Servicer, as applicable;

         (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI for cash; and

         (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I shall terminate at that time.

         (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the adoption of a 90-day liquidation period and the adoption of a plan of complete liquidation for REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI, which authorization shall be binding upon all successor
Certificateholders.

         (c) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation meeting the requirements for a qualified liquidation under Section 860F of the Code and any regulations thereunder upon the written request of the Majority Class CE Certificateholder or the Master Servicer, as applicable, and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1) and to take such other action in connection therewith as may be


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reasonably requested by the Majority Class CE Certificateholder or the Master
Servicer, as applicable.



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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01 AMENDMENT.

         This Agreement may be amended from time to time by parties hereto without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Protected Account is maintained or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

         Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI pursuant to the Code that would be a claim against any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

         This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Administrator or the Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to cease to qualify as a REMIC or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.



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         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI or the Certificateholders or cause any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI to cease to qualify as a REMIC at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

         Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Master Servicer or the Trustee shall enter into any amendment to Section 3.20 or Section 5.04(a)(4)(F) of this Agreement without the prior written consent of the Swap Provider.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 11.02 RECORDATION OF AGREEMENT; COUNTERPARTS.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



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         Section 11.03 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS).

         Section 11.04 INTENTION OF PARTIES.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in such assets, then (i) the Mortgage Loan Purchase Agreement and this Agreement shall each be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in the Mortgage Loan Purchase Agreement from the Seller to the Depositor, and the conveyance provided for in this Agreement from the Depositor to the Trustee, shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

         The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.05 NOTICES.

         (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                           (i) Any material change or amendment to this
                  Agreement;

                           (ii) The occurrence of any Event of Default that has
                  not been cured;



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

                           (iii) The resignation or termination of the Master
                  Servicer or the Trustee and the appointment of any successor;

                           (iv) The repurchase or substitution of Mortgage Loans
                  pursuant to Sections 2.02, 2.03, 3.18 and 10.01; and

                           (v) The final payment to Certificateholders.

         (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to (i) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel; (ii) in the case of the Seller or the Master Servicer, EMC Mortgage Corporation, 909 Hidden Ridge Drive, Irving, Texas 75038, Attention: Ralene Ruyle or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing; (iii) in the case of the Trustee, at each Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto and (iv) in the case of the Rating Agencies, (x) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring and (y) Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group. Any notice delivered to the Seller, the Master Servicer or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06 SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07 ASSIGNMENT.

         Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the Seller or the Depositor.

         Section 11.08 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition


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or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder or the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.09 INSPECTION AND AUDIT RIGHTS. The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor and the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this
Section 11.09 shall be borne by the party requesting such inspection, subject to such party's right to reimbursement hereunder (in the case of the Trustee, pursuant to Section 9.05 hereof. Section 11.10 CERTIFICATES NONASSESSABLE AND FULLY PAID.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 11.11     THIRD PARTY RIGHTS.

         The Swap Provider and the Swap Administrator shall be third-party beneficiaries of this Agreement to the same extent as if they were parties hereto, and shall have the right to enforce the provisions of this Agreement.

                                 *     *     *

         IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 BEAR STEARNS ASSET BACKED SECURITIES I LLC,
                                          as Depositor


                                 By:  /s/ Baron Silverstein
                                    --------------------------------------------
                                 Name:    Baron Silverstein
                                 Title:   Vice President

                                 EMC MORTGAGE CORPORATION,
                                          as Seller and Master Servicer

                                 By:  /s/ Sue Stepanek
                                    --------------------------------------------
                                 Name:    Sue Stepanek
                                 Title:   Executive Vice President

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                          as Trustee


                                 By:  /s/ Christopher Lewis
                                    --------------------------------------------
                                 Name:    Christopher Lewis
                                 Title:   Assistant Vice President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

         On this 28th day of February, 2005, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, one of the companies that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited liability company and acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  ______________________________
                                                  Notary Public

[Notarial Seal]

STATE OF TEXAS     )
                   ) ss.:
COUNTY OF DALLAS   )

         On this 28th day of February, 2005, before me, a notary public in and for said State, appeared _______________, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  ______________________________
                                                  Notary Public


[Notarial Seal]

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

         On this 28th day of January, 2005, before me, a notary public in and for said State, appeared _________________ , personally known to me on the basis of satisfactory evidence to be an authorized representative of LaSalle Bank National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  ______________________________
                                                  Notary Public


[Notarial Seal]

                                   EXHIBIT A-1

                          Form of Class A Certificates

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                      A-1-1

Certificate No. 1                                            Variable Pass-Through Rate

Class [I-A-1][I-A-2][I-A-3][II-A-1][II-A-2]
[III-A-1][III-A-2] Senior

Date of Pooling and Servicing Agreement                      Aggregate  Initial  Certificate  Principal  Balance of
and Cut-off Date: February 1, 2005                           this Certificate as of the Cut-off Date:
                                                             $[__________]

First Distribution Date:                                     Initial   Certificate   Principal   Balance   of  this
March 25, 2005                                               Certificate as of the Cut-off Date:
                                                             $[__________]

Master Servicer:                                             CUSIP: [_____]
EMC Mortgage Corporation

Last Scheduled Distribution Date:
[___________ , ___]

                            ASSET-BACKED CERTIFICATE
                                 SERIES 2005-HE2

         evidencing a fractional undivided interest in the distributions allocable to the Class
         [I-A-1][I-A-2][I-A-3][II-A-1][II-A-2][III-A-1][III-A-2] Certificates
         with respect to a Trust Fund consisting primarily of a pool of conventional, closed-end, first and second lien, one- to four-family fixed and adjustable interest rate mortgage loans sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. None of Bear Stearns Asset Backed Securities I LLC, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional, closed-end first and


                                     A-1-2
second lien, fixed and adjustable rate mortgage loans secured by one- to four- family residences (collectively, the "Mortgage Loans") sold by Bear Stearns Asset Backed Securities I LLC ("BSABS I"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to BSABS I. EMC will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among BSABS I, as depositor (the "Depositor"), EMC Mortgage Corporation as seller and Master Servicer and LaSalle Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue from and including the immediately preceding Distribution Date (or with respect to the First Distribution Date, the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

                  Each holder of a Certificate or beneficial ownership shall be deemed to have made the representations set forth in Section 6.02(b) of the Pooling Agreement.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses applicable hereto.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.



                                     A-1-3

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other


                                     A-1-4
assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than a certain percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set forth in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________, ____           LASALLE BANK NATIONAL ASSOCIATION
                                     not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                             Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class [I-A-1][I-A-2][I-A-3][II-A-1][II-A-2] [III-A-1][III-A-2] Certificates referred to in the within-mentioned Agreement.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     Authorized signatory of LaSalle Bank
                                     National Association, not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:       ___________________________________________________________________
                           Signature by or on behalf of assignor


                                      __________________________________________
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                   EXHIBIT A-2

              Form of Class M-[1][2][3][4][5][6][7][8] Certificates

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [,] [AND] [CLASS M-1 CERTIFICATES] [,] [AND] [CLASS M-2 CERTIFICATES] [,] [AND] [CLASS M-3 CERTIFICATES] [,] [AND] [CLASS M-4 CERTIFICATES] [,] [AND] [CLASS M-5 CERTIFICATES] [,] [AND] [CLASS M-6 CERTIFICATES] [,] [AND] [CLASS M-7 CERTIFICATES] [,] [AND] [CLASS M-8 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES APPLICABLE THERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  [FOR CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6] [EACH HOLDER OF A CERTIFICATE OR BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(B) OF THE POOLING AGREEMENT.]

                  [FOR CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [FOR CLASS M-7 AND CLASS M-8] [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES



                                     A-2-1

LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.]

                  [FOR CLASS M-7 AND CLASS M-8] [EACH HOLDER OF A CERTIFICATE OR BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(B) OF THE POOLING AGREEMENT.]



                                     A-2-2

Certificate No.1                                             Variable Pass-Through Rate

Class M-[1][2][3][4][5][6][7][8] Subordinate

Date of Pooling and Servicing Agreement                      Aggregate  Initial  Certificate  Principal  Balance of
and Cut-off Date: February 1, 2005                           this Certificate as of the Cut-off Date:
                                                             $[__________]

First Distribution Date:                                     Initial   Certificate   Principal   Balance   of  this
March 25, 2005                                               Certificate as of the Cut-off Date:
                                                             $[__________]

Master Servicer:                                             CUSIP: [_____]
EMC Mortgage Corporation

Last Scheduled Distribution Date:
[________] 25, 2035


                            ASSET-BACKED CERTIFICATE
                                 SERIES 2005-HE2

         evidencing a fractional undivided interest in the distributions allocable to the Class M-[1][2][3][4][5][6][7][8] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, closed-end one- to four-family first and second lien, fixed and adjustable interest rate mortgage loans sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. None of Bear Stearns Asset Backed Securities I LLC, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ____________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional, closed-end first and second lien, fixed and adjustable rate mortgage loans secured by one- to


                                     A-2-3
four- family residences (collectively, the "Mortgage Loans") sold by Bear Stearns Asset Backed Securities I LLC ("BSABS I"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to BSABS I. EMC will act as master servicer of the Mortgage Loans (in that capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among BSABS I, as depositor (the "Depositor"), EMC Mortgage Corporation as seller and Master Servicer and LaSalle Bank National Association as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  [For Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6] [Interest on this Certificate will accrue from and including the immediately preceding Distribution Date (or with respect to the First Distribution Date, the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.]

                  [For Class M-7 and Class M-8] [Interest on this Certificate will accrue from and including the immediately preceding Distribution Date (or with respect to the First Distribution Date, the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution date so long as this Certificate remains in non-book entry form (and otherwise, the close of business on the Business Day immediately preceding such Distribution Date) an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.]



                                     A-2-4

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  [For Class M-7 and Class M-8] [No transfer of this Class M-7 Certificate or Class M-8 Certificate will be made unless such transfer is (i) exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws and (ii) made in accordance with Section 6.02 of the Agreement. In the event that such transfer is to be made the Trustee shall register such transfer if, (i) made to a transferee who has provided the Trustee with evidence as to its QIB status; or (ii) (A) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor and (B) prior to such transfer the transferee furnishes to the Trustee an Investment Letter; provided that if based upon an Opinion of Counsel to the effect that (A) and (B) above are not sufficient to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of this Certificate as shall be set forth in such Opinion of Counsel.]

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of the Class or Classes of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such


                                     A-2-5
consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  [For Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6] [Each holder of a Certificate or beneficial ownership shall be deemed to have made the representations set forth in Section 6.02(b) of the Pooling Agreement.]

                  [For Class M-7 and Class M-8] [Each holder of a Certificate or beneficial ownership shall be deemed to have made the representations set forth in Section 6.02(b) of the Pooling Agreement.]

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than a certain percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set forth in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.



                                     A-2-6

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                     A-2-7

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________, ____           LASALLE BANK NATIONAL ASSOCIATION
                                     not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class M-[1][2][3][4][5][6][7][8] Certificates referred to in the within-mentioned Agreement.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     Authorized signatory of LaSalle Bank
                                     National Association, not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:       ___________________________________________________________________
                           Signature by or on behalf of assignor


                                      __________________________________________
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                   EXHIBIT A-3

                           Form of Class P Certificate

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.



                                     A-3-1

                  NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02 OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



                                     A-3-2

Certificate No.1                                           Percentage Interest: 100%

Class P

Date of Pooling and Servicing Agreement and                Aggregate Initial Certificate  Principal Balance of this
Cut-off Date:  February 1, 2005                            Certificate as of the Cut-off Date:
                                                           $100.00

First Distribution Date:                                   Initial   Certificate    Principal   Balance   of   this
March 25, 2005                                             Certificate as of the Cut-off Date:
                                                           $100.00

Master Servicer:                                           CUSIP:  [_____]
EMC Mortgage Corporation

Last Scheduled Distribution Date:
[______] 25, 2035


                            ASSET-BACKED CERTIFICATE
                                 SERIES 2005-HE2

         evidencing a fractional undivided interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, closed-end one- to four-family first and second lien, fixed and adjustable interest rate mortgage loans sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Bear Stearns Asset Backed Securities I LLC, the Master Servicer, the Trustee or any of their affiliates or any other person. None of Bear Stearns Asset Backed Securities I LLC, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ___________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting primarily of a pool of fixed and adjustable interest rate, conventional, closed-end mortgage loans that are secured by first and second liens on one- to four-family residences (collectively, the "Mortgage Loans") sold by Bear Stearns Asset Backed Securities I LLC ("BSABS I"). The Mortgage Loans


                                     A-3-3
were sold by EMC Mortgage Corporation ("EMC") to BSABS I. EMC will act as master servicer of the Mortgage Loans (in that capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among BSABS I, as depositor (the "Depositor"), EMC Mortgage Corporation as seller and Master Servicer and LaSalle Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

                  The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month immediately preceding the month in which the Distribution Date occurs, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is



                                     A-3-4
made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit D and either Exhibit E or Exhibit F, as applicable, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Class P Certificate will be made unless the Trustee shall have received either (i) the opinion of counsel set forth in
Section 6.02(b) of the Agreement or (ii) a representation letter under Section
6.02 of the Agreement, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of the Class or Classes of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of


                                     A-3-5
any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to a certain percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set forth in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-3-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________, ____           LASALLE BANK NATIONAL ASSOCIATION
                                     not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     Authorized signatory of LaSalle Bank
                                     National Association, not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:       ___________________________________________________________________
                           Signature by or on behalf of assignor


                                      __________________________________________
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                   EXHIBIT A-4

                          Form of Class CE Certificates

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

                  NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(B) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE




                                     A-4-1

UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



                                     A-4-2

Certificate No.1                                           Percentage Interest: 100%

Class CE                                                   Variable Pass-Through Rate

Date of Pooling and Servicing Agreement                    Initial Certificate  Notional Amount of this Certificate
and Cut-off Date: February 1, 2005                         as of the Cut-off Date:
                                                           $[__________]

First Distribution Date:                                   Aggregate Certificate Notional Amount of this
March 25, 2005                                             Certificate as of the Cut-off Date:
                                                           $[__________]

Master Servicer:                                           CUSIP: [_____]
EMC Mortgage Corporation

Last Scheduled Distribution Date:
[_________] 25, 2035


                            ASSET-BACKED CERTIFICATE
                                 SERIES 2005-HE2

         evidencing a fractional undivided interest in the distributions allocable to the Class CE Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, conventional, closed-end mortgage loans that are secured by first and second liens on one- to four-family residences sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. None of Bear Stearns Asset Backed Securities I LLC, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that __________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting primarily of a pool of fixed and adjustable interest rate, conventional, closed-end mortgage loans that are secured by first and second liens on one- to four-family residences (collectively, the "Mortgage Loans") sold by Bear Stearns Asset Backed Securities I LLC ("BSABS I"). The Mortgage Loans were sold by EMC


                                     A-4-3

Mortgage Corporation ("EMC") to BSABS I. EMC will act as master servicer of the Mortgage Loans (in that capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among BSABS I, as depositor (the "Depositor"), EMC Mortgage Corporation as seller and Master Servicer and LaSalle Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month immediately preceding the month in which the Distribution Date occurs, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit D and either Exhibit E or Exhibit F, as applicable, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such


                                     A-4-4

Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Class CE Certificate will be made unless the Trustee shall have received the opinion of counsel set forth in section 6.02(b) of the Agreement or (ii) a representation letter under Section 6.02 of the Agreement, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of the Class or Classes of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more



                                     A-4-5
new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than a certain percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set forth in the Agreement. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-4-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________, ____           LASALLE BANK NATIONAL ASSOCIATION
                                     not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class CE Certificates referred to in the within-mentioned Agreement.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     Authorized signatory of LaSalle Bank
                                     National Association, not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:       ___________________________________________________________________
                           Signature by or on behalf of assignor


                                      __________________________________________
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                   EXHIBIT A-5

                   Form of Class R[-1][-2][-3][X] Certificates

                  THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(B) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION 1381(A)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE



                                     A-5-1

FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,
(2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



                                     A-5-2

Certificate No.1

Class R[-1][-2][-3][X]                                     Percentage Interest: 100%

Date of Pooling and Servicing  Agreement and
Cut-off Date: February 1, 2005

First Distribution Date:
March 25, 2005

Master Servicer:                                           CUSIP: [_____]
EMC Mortgage Corporation

Last Scheduled Distribution Date:
[_________] 25, 2035


                            ASSET-BACKED CERTIFICATE
                                 SERIES 2005-HE2

         evidencing a fractional undivided interest in the distributions allocable to the Class R[-1][-2][-3][X] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, closed-end first and second lien one- to four-family fixed and adjustable interest rate mortgage loans sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC, the Master Servicer or the Trustee or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Bear Stearns Asset Backed Securities I LLC, the Master Servicer, the Trustee or any of their affiliates or any other person. None of Bear Stearns Asset Backed Securities I LLC, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Bear, Stearns Securities Corp. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional, closed-end first and second lien, fixed and adjustable rate mortgage loans secured by one- to four- family residences (collectively, the "Mortgage Loans") sold by Bear Stearns Asset Backed Securities I LLC ("BSABS I"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to BSABS I. EMC will act as master servicer of the Mortgage Loans (in that capacity, the "Master Servicer," which term includes any successors thereto under the Agreement referred


                                     A-5-3
to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among BSABS I, as depositor (the "Depositor"), EMC Mortgage Corporation as seller and Master Servicer and LaSalle Bank National Association as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                 Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

                  The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month immediately preceding the month in which the Distribution Date occurs, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                  No transfer of this Class R[-1][-2][-3][X] Certificate will be made unless the Trustee shall have received either (i) the opinion of counsel set forth in section 6.02 of the Agreement or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an

                                     A-5-4
investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of the Class or Classes of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.



                                     A-5-5

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-5-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________, ____           LASALLE BANK NATIONAL ASSOCIATION
                                     not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class R[-1][-2][-3][X] Certificates referred to in the within-mentioned Agreement.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     Authorized signatory of LaSalle Bank
                                     National Association, not in its individual capacity but solely as Trustee


                                     By:________________________________________
                                            Authorized Signatory

                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:       ___________________________________________________________________
                           Signature by or on behalf of assignor


                                      __________________________________________
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to
_____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                             [provided upon request]

                                    EXHIBIT C

                           FORM OF TRANSFER AFFIDAVIT

                                                Affidavit pursuant to Section
                                                860E(e)(4) of the Internal
                                                Revenue Code of 1986, as
                                                amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he/she is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2005-HE2, Class R[-1][-2][-3][X] Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Bear Stearns Asset Backed Securities I LLC (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

         3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a "foreign trust," as defined in Section 7701 (a)(31) of the Code.

         4. That the Investor's taxpayer identification number is
______________________.

         5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

         6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

         7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                     [NAME OF INVESTOR]


                                     By:________________________________________
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address of Investor for receipt of
                                        distributions]

                                        Address of Investor for receipt of tax
                                        information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of ___________________, 20___.

                                    EXHIBIT D

                         FORM OF TRANSFEROR CERTIFICATE

                              ______________,200___


Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention: Bear Stearns Asset Backed Securities Trust 2005-HE2

         Re:      Bear Stearns Asset Backed Securities I LLC
                  ASSET-BACKED CERTIFICATES, SERIES 2005-HE2, CLASS[ ]_
                  -----------------------------------------------------

Ladies and Gentlemen:

         In connection with the sale by ___________ (the "Seller") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Asset-Backed Certificates, Series 2005-HE2, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, a covenants with, the Depositor and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    _____________________________________
                                    (Seller)

                                    By:___________________________

                                    Name:_________________________

                                    Title:________________________

                                    EXHIBIT E

                     FORM OF INVESTMENT LETTER-NON RULE 144A

                                                                          [Date]
[SELLER]

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

         Re: Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates, Series 2005-HE2 (the
                  "Certificates"), including the Class __
                  CERTIFICATES (THE "PRIVATELY OFFERED CERTIFICATES")
                  ------------------------------------------------------

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, we confirm that:

                  (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

                  (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

                  (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in
                           Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

                  (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;

                  (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

                  (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

                                    (A) (1) the sale is to an Eligible Purchaser
                           (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below) a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

                                    (B) if the Privately Offered Certificate is
                           not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if LaSalle Bank National Association (the "Trustee") so requests, a satisfactory Opinion of Counsel is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

                  (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

                  (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) in the case of the Privately Offered Certificates, have provided the Opinion of Counsel required by the Agreement.

                  (ix) We understand that each of the Privately Offered Certificates bears, and will continue to bear, a legend to substantiate the following effect: THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE

                           REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR
                           (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. [In the case of the Class M-7 Certificates and the Class M-8 Certificates]: THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED

                           UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE OR UNLESS THE OPINION SPECIFIED IN SECTION 6.02 OF THE AGREEMENT IS PROVIDED.

                           [In the case of the Class P Certificates and Class CE Certificates]: NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02 OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]

         "ELIGIBLE PURCHASER" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

         Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as Trustee (the "Pooling and Servicing Agreement').

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):____________________________

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ___ day of ________, 20___.

                                          Very truly yours,

                                          [PURCHASER]

                                          By:___________________________________
                                                   (Authorized Officer)

                                          By:___________________________________
                                                   (Attorney-in-fact)

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                          [NAME OF NOMINEE]

                                          By:___________________________________
                                                   (Authorized Officer)

                                          By:___________________________________
                                                   (Attorney-in-fact)

                                    EXHIBIT F

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

[SELLER]

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

         Re: Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates, Series 2005-HE2 (the
                  "Certificates"), including the Class __
                  CERTIFICATES (THE "PRIVATELY OFFERED CERTIFICATES")
                  -------------------------------------------------------

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

         Date: ______________, 20__ (must be on or after the close of its most recent fiscal year)

         Amount: $ _____________________; and

2. The dollar amount set forth above is:

         a. greater than $100 million and the undersigned is one of the following entities:

                  (x)      [_}      an insurance company as defined in Section
                                    2(13) of the Act1; or

                  (y)      [_}      an investment company registered under the
                                    Investment Company Act or any business
                                    development company as defined in Section
                                    2(a)(48) of the Investment Company Act of
                                    1940; or

__________________
1   A purchase by an insurance company for one or more of its separate accounts, as defined by Section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

                  (z)      [_}      a Small Business Investment Company
                                    licensed by the U.S. Small Business
                                    Administration under Section 301(c) or (d) of the Small Business Investment Act of
                                    1958; or

                  (aa)     [_}       a plan (i) established and maintained by a
                                    state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and
                                    (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

                  (bb)     [_}      a business development company as defined
                                    in Section 202(a)(22) of the Investment
                                    Advisers Act of 1940; or

                  (cc)     [_}      a corporation (other than a U.S. bank,
                                    savings and loan association or equivalent foreign institution), partnership,
                                    Massachusetts or similar business trust, or an organization described in Section
                                    501(c)(3) of the Internal Revenue Code; or

                  (dd)     [_}      a U.S. bank, savings and loan association
                                    or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

                  (ee)     [_}      an investment adviser registered under the
                                    Investment Advisers Act; or

         b.       [_}      greater than $10 million, and the undersigned is a
                           broker-dealer registered with the SEC; or

         c.       [_}      less than $10 million, and the undersigned is a
                           broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

         d.       [_}      less than $100 million, and the undersigned is an
                           investment company registered under the Investment
                           Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

         e.       [_}      less than $100 million, and the undersigned is an
                           entity, all the equity owners of which are qualified institutional buyers.

         The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by

Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501 of the Act in a transaction that otherwise does not constitute a public offering.

         The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed Transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached to the Pooling and Servicing Agreement, dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC, EMC Mortgage Corporation and LaSalle Bank National Association, as Trustee, pursuant to which the Certificates were issued.

         The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) in the case of the Privately Offered Certificates, has provided the Opinion of Counsel required by the Agreement.

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):___________________

IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ____ day of ___________, 20___.

                                        Very truly yours,

                                        [PURCHASER]


                                        By:_____________________________________
                                                 (Authorized Officer)

                                        By:_____________________________________
                                                  (Attorney-in-fact)

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                        [NAME OF NOMINEE]

                                        By:_____________________________________
                                                 (Authorized Officer)

                                        By:_____________________________________
                                                  (Attorney-in-fact)

                                    EXHIBIT G

                           FORM OF REQUEST FOR RELEASE

To:      LaSalle Bank National Association
         135 South LaSalle Street, Suite 1625
         Chicago, Illinois 60603


RE: Pooling and Servicing Agreement, dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as seller and MASTER SERVICER AND LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE
         --------------------------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:
---------------------

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____          1.       Mortgage Paid in Full and proceeds have been deposited
                        into the Custodial Account

_____          2.       Foreclosure

_____          3.       Substitution

_____          4.       Other Liquidation

_____          5.       Nonliquidation               Reason:____________________

_____          6.       California Mortgage Loan paid in full


                                       By:______________________________________
                                                (authorized signer)

                                       Issuer:__________________________________
                                       Address:_________________________________

                                       Date:____________________________________

                                    EXHIBIT H

                          DTC Letter of Representations
                             [provided upon request]

                                    EXHIBIT I

                   Schedule of Mortgage Loans with Lost Notes
                             [provided upon request]

                                    EXHIBIT J

                           FORM OF CUSTODIAL AGREEMENT
                           ---------------------------

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of February 28, 2005, by and among LASALLE BANK NATIONAL ASSOCIATION, not individually but solely as trustee under the Pooling and Servicing Agreement defined below (including its successors under the Pooling and Servicing Agreement defined below, in that capacity, the "Trustee") and as custodian (together with any successor in interest or any successor appointed hereunder, in that capacity, the "Custodian"), BEAR STEARNS ASSET BACKED SECURITIES I LLC, as depositor (together with any successor in interest, the "Depositor") and EMC MORTGAGE CORPORATION, as seller (in that capacity, the "Seller") and master servicer (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer").

                                WITNESSETH THAT:
                                ----------------

                  WHEREAS, the Depositor, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the issuance of Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates, Series 2005-HE21 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and all custodian obligations are defined herein. In the event any custodian obligations are defined in the Pooling and Servicing Agreement, this custodial agreement shall supercede.

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee on behalf of the Certificateholders for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor, the Seller or the Master Servicer under the Pooling and Servicing Agreement and the Servicers, if any, under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

DEFINITIONS. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement.

         "AGREEMENT" shall mean this Custodial Agreement, as further supplemented or amended from time to time.

         "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, Chicago, Illinois, Minneapolis, Minnesota or the city in which the Corporate Trust Office of the Trustee or the principal office of the Master Servicer is located are authorized or obligated by law or executive order to be closed.

         "CLOSING DATE" shall mean February 28, 2005.

         "MASTER SERVICER" shall mean EMC Mortgage Corporation, in its capacity as master servicer, and its successors and assigns.

         "MERS" shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS MORTGAGE LOAN" shall mean any Mortgage Loan registered with MERS on the MERS(R) system.

         "MERS(R) SYSTEM" shall mean the system of recording transfers of Mortgages electronically maintained by MERS.

         "MIN" shall mean the Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS System.

         "MOM LOAN" shall mean with respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         "MORTGAGE" shall mean the mortgage, deed of trust or other instrument creating a first or second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

         "MORTGAGE ASSIGNMENT" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage.

         "MORTGAGE FILE" shall have the meaning set forth in Section 2 hereof.

         "MORTGAGE LOAN" shall mean a first or subordinate lien mortgage loan on a one-to-four family residential property.

         "MORTGAGE LOAN SCHEDULE" shall mean the electronic schedule of Mortgage Loans identified in Schedule A.

         "MORTGAGED PROPERTY" shall mean the real property securing repayment of a Mortgage Loan.

         "MORTGAGOR" shall mean the obligor on a Mortgage Note.

         "NOTE" shall mean any promissory note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "SERVICER" shall mean the related servicer of the Mortgage Loans as designated by Owner.

         "TRUSTEE" shall mean LaSalle Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

         Any Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                  ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1. CUSTODIAN TO ACT AS AGENT: ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed custodial agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files relating to the Mortgage Loans identified on the Schedule attached hereto (the "Mortgage Loan Schedule") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. RECORDATION OF ASSIGNMENTS. If any Mortgage File includes one or more assignments of Mortgage that have not been recorded and the related Mortgage Loan is not a MERS Loan or the Custodian has not received written instructions from the Seller or the Trustee that the related Mortgaged Properties are located in jurisdictions under the laws of which the recordation of such assignment is not necessary to protect the Trustee's interest therein, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.3. REVIEW OF MORTGAGE FILES.

                  (a) The documents set forth in the definition "Mortgage File" herein shall be delivered and released to the Custodian relating to each of the Mortgage Loans to be purchased on a Closing Date. The related Mortgage Loans shall be identified in the Mortgage Loan Schedule in electronic format which shall be delivered to the Custodian at least two Business Days prior to each Closing Date. On or prior to the Closing Date, the Custodian shall deliver to the Seller and the Trustee an Initial Certification in the form annexed hereto as Exhibit

One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on Schedule A attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 90 days thereafter, the Custodian agrees, for the benefit of Certificateholders, to review each such document, and shall deliver to the Seller, the Master Servicer and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (c) Not later than 180 days after the Closing Date, the Custodian shall review, for the benefit of Certificateholders, the Mortgage Files and deliver to the Seller, the Master Servicer and the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Custodian has received either an original or a copy thereof. If the Custodian finds any document missing, or to be unrelated, determined on the basis of the mortgagor name, original principal balance and loan number, to the mortgage loans identified on the Mortgage Loan Schedule or to appear defective on its face, the Custodian shall note such defect in the exception report attached to the Final Certification and shall promptly notify the Trustee.

                  (d) In reviewing the Mortgage Files as provided herein, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

                  Section 2.4. CUSTODIAN TO COOPERATE: RELEASE OF MORTGAGE FILES. Upon receipt of written notice per Exhibit Four or Electronic Release Request per Exhibit Five from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and a request for release (a "Request for Release") confirming that the purchase price therefore has been paid as required under the Pooling and Servicing Agreement, then the Custodian agrees to promptly release to the Seller the related Mortgage File.

                  Upon the Custodian's receipt of a Request for Release substantially in the form of Exhibit Four or Three attached hereto or Electronic Release Request per Exhibit Five, stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the Master Servicer, the related Mortgage File. The Depositor shall deliver to the Custodian and the Custodian agrees to review in accordance with the provisions of the Custodial Agreement the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a Request for Release per Exhibit Four or Electronic Release Request per Exhibit Five requesting that possession of all of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated, or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property.

                  Section 2.5. ASSUMPTION AGREEMENTS. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

                  Section 3.1. CUSTODIAN A BAILEE AND AGENT OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and custodial agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Seller, the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of interests in the Mortgage Loans with the same rights it would have if it were not Custodian.

                  Section 3.3. MASTER SERVICER TO PAY CUSTODIAN'S FEES AND EXPENSES. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. A separate fee schedule will apply between the Custodian and the Master Servicer.

                  Section 3.4. CUSTODIAN MAY RESIGN; TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such written notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt written notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such written notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time upon 60 days prior written notice to Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer and the Depositor.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.4 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. Notwithstanding anything to the contrary set forth herein, no successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

                  Section 3.5. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.6. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                  Section 3.7. LIMITATION ON LIABILITY. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                  Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee and each of their respective officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee or Trust Fund, due to any negligent performance by the Custodian of its duties and responsibilities under this Agreement; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of such person, and the Custodian's reliance on instructions from the Trustee or the Master Servicer. The provisions of this Section 3.7 shall survive the termination of this Custodial Agreement.

                  The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred without negligence, willful misconduct, bad faith on their part, arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  Section 3.8. LIMITATION OF DUTIES. THE CUSTODIAN IN ITS CAPACITY AS SUCH:

                  (a) in the course of its review of the Mortgage Files, shall not be required to make determinations (1) of a legal nature or (2) as to the authority of any officer or agent of the Master Servicer, Trustee or other entity who has executed (or certified with respect to) any document which is part of the Mortgage File;

                  (b) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed upon in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities;

                  (c) will be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, genuineness, ownership or transferability of any Mortgage Loans and will not be required to and will not make any representations as to the validity, value or genuineness of the Mortgage Loans;

                  (d) shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity;

                  (e) may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document, or any security, delivered to it and reasonably believed by it to be genuine and to have been signed by the Master Servicer or the Trustee;

                  (f) may rely on and shall be protected in acting upon the written instructions of the Master Servicer or the Trustee and such employees and representatives of the Master Servicer and the Trustee, as applicable, may hereinafter designate in writing;

                  (g) may consult counsel satisfactory to it (including counsel for the Trustee or the Master Servicer) and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion of such counsel (provided that the fees of such counsel in connection with such consultation and opinion shall be paid by the Custodian); and

                  (h) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except in the case of a breach of any of the Custodian's obligations hereunder, negligence or willful misconduct.

                  The Custodian shall be held to the same standard of conduct, and shall be entitled to the same protections, privileges and immunities as other custodians acting in a custodial capacity are generally afforded.

                  No covenant or agreement contained herein shall be deemed to be the covenant or agreement of any member of the Board of Directors, or any director, officer, agent, employee or representative of the Trustee, Master Servicer or the Custodian in his or her individual capacity and none of such persons shall be subject to any personal liability or accountability by reason of the execution of this Agreement, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty, or otherwise.

                                  ARTICLE IV.
                            MISCELLANEOUS PROVISIONS

                  Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  Section 4.4. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [Signature Page Attached]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                                    LASALLE BANK NATIONAL ASSOCIATION, not individually
                                                            but solely as Trustee
135 South LaSalle Street
Chicago, IL 60603
                                                            By:___________________________________________________
Attention:  BSABS I 2005-HE2                                Name:
Telecopy:                                                   Title:
Confirmation:

Address:                                                    LASALLE BANK NATIONAL ASSOCIATION, as Custodian

2571 Busse Rd., Suite 200                                   By:___________________________________________________
Elk Grove Village, IL 60007                                 Name:
                                                            Title:

Address:                                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC

383 Madison Avenue
New York, New York 10179                                    By:___________________________________________________
                                                            Name:
                                                            Title:

Address:                                                    EMC MORTGAGE CORPORATION

909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038                                         By:___________________________________________________
                                                            Name:
                                                            Title:

STATE OF ILLINOIS         )
                          ) ss:
COUNTY OF COOK            )

                  On the 28th day of February 2005 before me, a notary public in and for said State, personally appeared _____________________________________ , known to me to be a(n) __________________________ of LaSalle Bank National Association, one of the parties that executed the within agreement, and also known to me to be the person who executed the within agreement on behalf of said party and acknowledged to me that such party executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                      Notary Public


[SEAL]

STATE OF ILLINIOS           )
                            ) ss:
COUNTY OF                   )

                  On the 28th day of February 2005 before me, a notary public in and for said State, personally appeared _____________________________________, known to me to be a(n) ____________________________ of LaSalle Bank National Association, one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said party, and acknowledged to me that such party executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                      Notary Public

[Notarial Seal]

STATE OF NEW YORK            )
                             ) ss:
COUNTY OF NEW YORK           )

                  On the 28th day of February 2005 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Bear Stearns Asset Backed Securities I LLC, and also known to me to be the person who executed the within instrument on behalf of said party, and acknowledged to me that such party executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                      Notary Public


[SEAL]

STATE OF TEXAS              )
                            ) ss:
COUNTY OF DALLAS            )

                  On the 28th day of February 2005 before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an ___________________ of EMC Mortgage Corporation, one of the parties that executed the within instrument, and also known to me to be the person who executed the within instrument on behalf of said party, and acknowledged to me that such party executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                      Notary Public

[Notarial Seal]

                                   SCHEDULE A
                             (Provided upon request)







                                      J-A-1

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                            February 28, 2005


LaSalle Bank National Association
135 South LaSalle Street
Chicago, IL 60603

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2005-HE2

         Re: Custodial Agreement, dated as of February 28, 2005, by and among LaSalle Bank National Association, as trustee and as Custodian, Bear Stearns Asset Backed Securities I LLC, as depositor and EMC Mortgage Corporation, as seller and as master servicer relating to Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed
                  CERTIFICATES, SERIES 2005-HE2
                  ----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3(a) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received the following documents with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto: (i) an original note, including any riders thereto, endorsed without recourse to the order of LaSalle Bank National Association, as Trustee for certificateholders of ___________________________ and showing an unbroken chain of endorsements from the original payee thereof to the person endorsing it to the Trustee; (ii) an original mortgage and, if the related mortgage loan is a MERS Loan, registered with MERS, noting the presence of the mortgage identification number and language indicating that such mortgage loan is a MERS Loan, which shall have been recorded (or if the original is not available, a copy) with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form); (iii) unless the mortgage loan is a MERS Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the mortgage property is located) to the Trustee of the mortgage with respect to each mortgage loan in the name of ___________________________, which shall have been recorded (of if clause (x) in the proviso below applies, shall be in recordable form); (iv) an original or a copy of all intervening assignments of the mortgage, if any, with evidence of recording thereon; (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related


                                      J-1-1
mortgaged property; and (vi) originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) if any mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the mortgage notes relating to the mortgage loans identified in the list attached hereto, the Depositor may deliver a lost note affidavit and indemnity and a copy of the original note, if available.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________



                                      J-1-2

                                   SCHEDULE A

                             (PROVIDED UPON REQUEST)







                                      J-1-3

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                    [DATE]

LaSalle Bank National Association
135 South LaSalle Street
Chicago, IL 60603

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2005-HE2

         Re: Custodial Agreement, dated as of February 28, 2005, by and among LaSalle Bank National Association, as trustee and as Custodian, Bear Stearns Asset Backed Securities I LLC, as depositor and EMC Mortgage Corporation, as seller and as master servicer relating to Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed
                  CERTIFICATES, SERIES 2005-HE2
                  ----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3(b) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received and reviewed the documents described in its initial certification dated February 28, 2005 and has determined that: all documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________



                                     J-2-1

                                   SCHEDULE A

                             (PROVIDED UPON REQUEST)








                                     J-2-2

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                           [DATE]

LaSalle Bank National Association
135 South LaSalle Street
Chicago, IL 60603

EMC Mortgage Corporation
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038

Attention: Bear Stearns Asset Backed Securities I LLC, Series 2005-HE2

         Re: Custodial Agreement, dated as of February 28, 2005, by and among LaSalle Bank National Association, as trustee and as Custodian, Bear Stearns Asset Backed Securities I LLC, as depositor and EMC Mortgage Corporation, as seller and as master servicer relating to Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed
                  CERTIFICATES, SERIES 2005-HE2
                  ----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3(c) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received and reviewed the documents described in its initial certification dated February 28, 2005 and has determined that: all documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________



                                     J-3-1

                                   SCHEDULE A

                             (PROVIDED UPON REQUEST)






                                      J-3-2

                                  EXHIBIT FOUR

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



To:      [Name/Address of Owner]



Attention:

         Re: Custodial Agreement, dated as of February 28, 2005 (the "Custodial Agreement"), by and among LaSalle Bank National Association (the "Trustee") as trustee and as Custodian, Bear Stearns Asset Backed Securities I LLC, as depositor and EMC Mortgage Corporation, as seller and as master servicer relating to Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates,
                  SERIES 2005-HE2
                  -------------------------------------------------------------


         In connection with the Mortgage Files that you hold pursuant to the Custodial Agreement, we request the release, and acknowledge receipt of the Mortgage file/[specify document] for the Mortgage Loan described below, the reason indicated.

Mortgagor's Name, Address and Zip Code:


Mortgage Loan Number:


Reason for Requesting Documents:  (check one)

         _____ 1. Mortgage Loan paid in full. ([The Master Servicer] [A Servicer] [the Trustee] hereby certifies that all amounts received in connection therewith have been credited to

__________________________________________________________________________.)

         _____ 2.  Mortgage Loan in foreclosure.

         _____ 3. Repurchase. (The [Master Servicer] [Trustee] hereby certifies that the repurchase price has been credited to _____________________________________________.)

         _____ 4. Mortgage Loan liquidated by _________________________________.
([The Master Servicer] [A Servicer] [The Trustee] hereby certifies that all proceeds of the



                                     J-4-1
foreclosure, insurance, condemnation or other liquidation have been finally received and credited to _____________________________________.

         _____ 5.  Other (explain):



                                     J-4-2

                                  EXHIBIT FIVE

                       EELECTRONIC RELEASE REQUEST (Excel)
--------------------------------------------------------------------------------
Collateral Release Tasks
--------------------------------------------------------------------------------
Required Field Header              Description
--------------------------------------------------------------------------------
CUSTOMER                           Value can be constant of '1018'
--------------------------------------------------------------------------------
POOLNUM                            pool number if available, can be left blank
                                   as well
--------------------------------------------------------------------------------
LOANID                             EMC loan#, required field
--------------------------------------------------------------------------------
LOC_CODE                           Codes must be mutually agreed upon with
                                   custodian. Examples are PDPO= loans released
                                   for payoff, FORC = loans released for
                                   foreclosure, OLIQ= loans released for
                                   repurchase, NLIQ = loans released for
                                   non-liquidation/correction.
--------------------------------------------------------------------------------
REL_CODE                           Codes must be mutually agreed upon with
                                   custodian. Examples are 1 = payoff, 2 =
                                   foreclosure, 4 = repurchase, 5 =
                                   non-liquidation.
--------------------------------------------------------------------------------
REL_DOCLIST                        Can be left blank
--------------------------------------------------------------------------------
NOTATION                           "Name of Person File Being Released To @
                                   Company Name" (i.e. Sharon Ayers@EMC)
--------------------------------------------------------------------------------
REQSTR                             Can be left blank
--------------------------------------------------------------------------------
REQSTR_SIG                         Signatory code assigned to requestor, TBD
--------------------------------------------------------------------------------
AMEND                              0 = new release request, 1= amend an existing
                                   released record (ie. FORC to PDPO)
--------------------------------------------------------------------------------


                                     J-5-1

                                    EXHIBIT K

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         This certificate is being delivered pursuant to Section 3.16 of the Pooling and Servicing Agreement, dated as of February 1, 2005 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), EMC Mortgage Corporation as seller (in that capacity, the "Seller") and master servicer (in that capacity, the "Master Servicer") and LaSalle Bank National Association as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

         I, [identify the certifying individual], on behalf of LaSalle Bank National Association, as trustee (the "Trustee") certify that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated February 1, 2005 (the "P&S Agreement"); and

         2. Based on my knowledge, the distribution information in these reports and any other information provided by the Trustee for inclusion in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which the statements were made, not misleading as of the last day of the period covered by that annual report.

                                  Date:_______________________________________

                                  [Signature]
                                  Name:
                                  Title:

                                    EXHIBIT L

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT
                    ----------------------------------------

                  MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 28, 2005, as amended and supplemented by any and all amendments hereto (collectively, "THIS AGREEMENT"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "MORTGAGE LOAN SELLER") and BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company (the "PURCHASER").

                  Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, closed-end, fixed rate and adjustable rate, first and second lien mortgage loans secured by one- to four-family residences (collectively, the "MORTGAGE Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "TRUST Fund") and create Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates, Series 2005-HE2 (the "CERTIFICATES"), under a pooling and servicing agreement, to be dated as of February 1, 2005 (the "POOLING AND SERVICING AGREEMENT"), among the Purchaser, as depositor, the Mortgage Loan Seller, as seller and master servicer (in that capacity, the "MASTER SERVICER") and LaSalle Bank National Association, as trustee (the "TRUSTEE").

                  The Purchaser has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (Number 333-113636) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "SECURITIES ACT"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "PUBLIC OFFERING"), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the "REGISTRATION STATEMENT" and the "PROSPECTUS," respectively. The "PROSPECTUS SUPPLEMENT" shall mean that supplement, dated February [___], 2005, to the Prospectus, dated April 26, 2004, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, Bear, Stearns & Co. Inc. ("BEAR STEARNS") and the Purchaser have entered into a terms agreement, dated as of February [___], 2005, to an underwriting agreement, dated January 25, 2005 (together, the "UNDERWRITING AGREEMENT") between Bear Stearns and the Purchaser.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                         SECTION 1. DEFINITIONS. Certain terms are defined
herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

                  ACQUISITION PRICE: Cash in an amount equal to $ * (plus $ * in accrued interest) and the retained certificates.

                  BEAR STEARNS: Bear, Stearns & Co. Inc.

                  CLOSING DATE: February 28, 2005.

                  CUSTODIAL AGREEMENT: An agreement, dated as of February 28, 2005, among the Depositor, the Seller, the Master Servicer, the Trustee and the Custodian.

                  CUT-OFF DATE: February 1, 2005.

                  CUT-OFF DATE BALANCE: Shall mean $648,849,412.18.

                  DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

                  DUE DATE: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

                  LASALLE: LaSalle Bank National Association, or its successors in interest.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MOODY'S: Moody's Investors Service, Inc., or its successors in interest.

                  MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on or first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

                  MORTGAGE FILE: The items referred to in EXHIBIT 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

                  MORTGAGE RATE: The annual rate of interest borne by a Mortgage Note as stated herein.

                  MORTGAGOR: The obligor(s) on a Mortgage Note.

                  NET MORTGAGE RATE: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the rate at which the LPMI Fee is calculated, if any.

________________________
* Please contact Bear Stearns for pricing information.

                  OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

                  PERSON: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased by the Mortgage Loan Seller pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase and (iii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

                  RATING AGENCIES: Standard & Poor's and Moody's, each a "RATING AGENCY."

                  REPLACEMENT MORTGAGE LOAN: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

                  SECURITIES ACT: The Securities Act of 1933, as amended.

                  STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

                  VALUE: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

                         SECTION 2. PURCHASE AND SALE OF THE MORTGAGE LOANS AND
RELATED RIGHTS. (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

                  (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

                  (c) Upon the satisfaction of the conditions set forth in
Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

                         SECTION 3. MORTGAGE LOAN SCHEDULES. The Mortgage Loan
Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "PRELIMINARY MORTGAGE LOAN SCHEDULE") setting forth the information listed on EXHIBIT 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "FINAL MORTGAGE LOAN Schedule") setting forth the information listed on EXHIBIT 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "AMENDMENT"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

                         SECTION 4. MORTGAGE LOAN TRANSFER.

                  (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

                  (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "MORTGAGE FILE DELIVERY DATE"), the items of the Custodian's Mortgage File, PROVIDED, HOWEVER, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below:
(x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller or the Master Servicer, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller or the Master Servicer to such effect), the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as EXHIBIT 5 the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee, or the Custodian on behalf of the Trustee, promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date unless such assignment is not required to be recorded under the terms set forth in
Section 6(a) hereof.

                  (c) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Pooling and Servicing Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of the Pooling and Servicing Agreement.

                  (d) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans will ultimately be assigned to LaSalle Bank National Association, as Trustee for the benefit of the Certificateholders, on the date hereof.

                         SECTION 5. EXAMINATION OF MORTGAGE FILES.

                  (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this

Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns, and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

                  (b) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee (or the Custodian as obligated under the Custodial Agreement) for the benefit of the Certificateholders will review items of the Mortgage Files as set forth on EXHIBIT 1 and will deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

                  (c) Within 90 days of the Closing Date, the Trustee or the Custodian on its behalf shall, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, deliver to the Mortgage Loan Seller and the Trustee an Interim Certification in the form attached as Exhibit Two to the Custodial Agreement to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  (d) The Trustee or the Custodian on its behalf will review the Mortgage Files within 180 days of the Closing Date and will deliver to the Mortgage Loan Seller and the Master Servicer, and if reviewed by the Custodian, the Trustee, a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee or the Custodian on its behalf is unable to deliver a final certification with respect to the items listed in EXHIBIT 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "MATERIAL DEFECT"), the Trustee or the Custodian on its behalf shall notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee, the Depositor or the Master Servicer of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Replacement Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; PROVIDED, HOWEVER, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

                  (e) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Replacement Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign the selected Mortgage Loan to the Mortgage Loan Seller and shall release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage
File) in the possession of the Trustee or the Custodian, as applicable relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

                         SECTION 6. RECORDATION OF ASSIGNMENTS OF MORTGAGE.

                  (a) The Mortgage Loan Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; PROVIDED, HOWEVER, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan that is a MOM Loan or for which the related Mortgaged Property is located in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Mortgage Loan Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan; PROVIDED, HOWEVER, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller under the Pooling and Servicing Agreement, (iv) the occurrence of a servicing transfer or an assignment of the servicing as described in Section
7.07 of the Pooling and Servicing Agreement or (iv) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

                  While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee or the Custodian on its behalf a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, the Trustee has not been provided with an Opinion of Counsel as described above or received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above and the related Mortgage Loan is not a MOM Loan, the failure to provide evidence of recording or such Opinion of Counsel shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

                  (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Trustee (or the Custodian on its behalf) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

                         SECTION 7. REPRESENTATIONS AND WARRANTIES OF MORTGAGE
LOAN SELLER CONCERNING THE MORTGAGE LOANS. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

                  (a) The information set forth in the Mortgage Loan Schedule on the Closing Date is complete, true and correct.

                  (b) All payments required to be made prior to the Cut-off Date with respect to each Mortgage Loan have been made and no Mortgage Loan is delinquent thirty one or more days; and the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

                  (c) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan.

                  (d) Except with respect to taxes, insurance and other amounts previously advanced by a prior servicer with respect to any Mortgage Loan, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

                  (e) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the Mortgage File.

                  (f) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (g) All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and Mortgage Loan Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of
(A) the Stated Principal Balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or
(C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor.

                  (h) Each loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

                  (i) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                  (j) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Mortgage Loan Seller has full right to sell and assign the Mortgage to the Purchaser.

                  (k) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

                  (l) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (m) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                  (n) Immediately prior to the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser hereunder, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan; the related Originator or the Mortgage Loan Seller was the custodian of the related escrow account, if applicable; the Mortgage Loan had neither been assigned nor pledged, and the Mortgage Loan Seller had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable servicing agreement and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights, subject to the applicable servicing agreement, to the Purchaser pursuant to the terms of this Agreement.

                  (o) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

                  (p) The Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form acceptable to the Department of Housing and Urban Development, or any successor thereto, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (i) above) the Mortgage Loan Seller (as assignee), its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. With respect to each Mortgage Loan, the Mortgage Loan Seller (as assignee) is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Mortgage Loan Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (q) Except as provided in clause (b), immediately prior to the Cut-off Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration.

                  (r) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

                  (s) At the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC.

                  (t) The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standards, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan all such payments are in the possession or under the control of the Mortgage Loan Seller (including pursuant to a Subservicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

                  (u) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                  (v) The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Mortgage Loan Seller and the Mortgage Loan Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

                  (w) The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

                  (x) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (y) No Mortgage Loan contains a permanent or temporary "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan.

                  (z) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan.

                  (aa) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

                  (bb) To the best of Mortgage Loan Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

                  (cc) The assignment of Mortgage with respect to a Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (dd) The Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

                  (ee) Each Mortgage Loan at the time of origination was underwritten in general in accordance with guidelines not inconsistent with the guidelines set forth in the Prospectus Supplement and generally accepted credit underwriting guidelines.

                  (ff) No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Mortgage Loan Seller or the related Originator.

                  (gg) None of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994 ("HOEPA") or (b) classified and/or defined as a "high cost home loan" (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) under any federal, state, or local law, including, but not limited to, the States of Georgia or North Carolina.

                  (hh) None of the Mortgage Loans originated on or after October 1, 2002 and before March 7, 2003 was secured by property located in the State of Georgia.

                  (ii) None of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act.

                  (jj) None of the Mortgage Loans contains provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Mortgage Loan Seller, the mortgagor, or anyone on behalf of the mortgagor, (b) paid by any source other than the mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. None of the Mortgage Loans is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature;

                  (kk) Each Mortgage Loan that contains a provision for the assumption substitution of liability, pursuant to which the original mortgagor is released from liability and another person is substituted as the mortgagor and becomes liable under the Mortgage Note, shall be effective only if such person satisfies the then current underwriting practices and procedures of prudent mortgage lenders in a state in which the mortgaged property is located.

                  (ll) The Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances.

                  (mm) Each Mortgage is a valid and enforceable first or second lien, as applicable on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage Appraisal Form 1004 or Form 2055 with an interior inspection for first lien Mortgage Loans has been obtained. Form 704, 2065 or 2055 with an exterior only inspection for junior lien Mortgage Loans has been obtained.

                  (nn) Each Group II Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Code.

                  (oo) With respect to any mortgage loans in Loan Group II originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

                  (pp) None of the Group II Loans originated before October 1, 2002 imposes a Prepayment Charge for a term exceeding five years; none of the Group II Loans originated on or after October 1, 2002 imposes a Prepayment Charge for a term exceeding three years.

                  (qq) With respect to each Group II mortgage loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the mortgage loan.

                  (rr) The conforming one- to four-family mortgage loans in Loan Group II, which may include the balance of any subordinated lien, each have an original principal balance that does not exceed Freddie Mac's dollar amount limits.

                  (ss) Each Prepayment Charge is enforceable and was originated in compliance with all applicable federal, state and local laws.

                  (tt) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity, the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

                  (uu) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6 Revised attached hereto as
EXHIBIT 6).

                  It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Replacement Mortgage Loan as of the date of substitution.

                  Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. It is understood and agreed that a breach of any one of the representations contained in clauses (gg), (hh) and (nn) through (rr) above in respect of a Group II Loan will be deemed to materially adversely affect the interests of the related Certificateholders. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Replacement Mortgage Loan in exchange for such Mortgage Loan; provided that, (A) in the case of a breach of the representation and warranty concerning the Mortgage Loan Schedule contained in clause (a) of this Section 7, if such breach is material and relates to any field on the Mortgage Loan Schedule which identifies any Prepayment Charge or (B) in the case of a breach of the representation contained in clause (ss) of this Section 7, then, in each case, in lieu of purchasing such Mortgage Loan from the Trust Fund at the Purchase Price, the Mortgage Loan Seller shall pay the amount of the Prepayment Charge (net of any amount previously collected by or paid to the Trust Fund in respect of such Prepayment Charge) from its own funds and without reimbursement therefor, and the Mortgage Loan Seller shall have no obligation to repurchase or substitute for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Replacement Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

                  Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Replacement Mortgage Loan pursuant to the terms hereof.

                         SECTION 8. REPRESENTATIONS AND WARRANTIES CONCERNING
THE MORTGAGE LOAN SELLER. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

                  (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Mortgage Loan Seller of this Agreement has been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                  (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser or the parties thereto, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Mortgage Loan Seller's Information (as defined in
Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                         SECTION 9. REPRESENTATIONS AND WARRANTIES CONCERNING
THE PURCHASER. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

                  (a) the Purchaser (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Purchaser of this Agreement has been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or limited liability company agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser could reasonably be expected to be determined adversely to the Purchaser and if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                         SECTION 10. CONDITIONS TO CLOSING.

                  (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                              (1) Each of the obligations of the Mortgage Loan
Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                              (2) The Purchaser shall have received all of the
following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                                    (i) If required pursuant to Section 3
hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                                    (ii) If required pursuant to Section 3
hereof, the Final Mortgage Loan Schedule containing the information set forth on
EXHIBIT 2 hereto, one copy to be attached to each counterpart of the Amendment;

                                    (iii) The Pooling and Servicing Agreement,
in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                                    (iv) A certificate of an officer of the
Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the articles of incorporation, by-laws and certificate of good standing of the Mortgage Loan Seller;

                                    (v) One or more opinions of counsel from the
Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                                    (vi) A letter from each of the Rating
Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

                                    (vii) Such other documents, certificates
(including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

                              (3) The Certificates to be sold to Bear Stearns
pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

                              (4) The Mortgage Loan Seller shall have furnished
to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

                  (b) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                              (1) The obligations of the Purchaser required to
be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement or the Pooling and Servicing Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                              (2) The Mortgage Loan Seller shall have received
copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                                    (i) If required pursuant to Section 3
hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                                    (ii) The Pooling and Servicing Agreement, in
form and substance reasonably satisfactory to the Mortgage Loan Seller and the Trustee, and all documents required thereby duly executed by all signatories;

                                    (iii) A certificate of an officer of the
Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the written consent of the member of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's certificate of formation, limited liability company agreement and evidence as to the good standing of the Purchaser dated as of a recent date;

                                    (iv) One or more opinions of counsel from
the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller, the Trustee and the Rating Agencies; and

                                    (v) Such other documents, certificates
(including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

                         SECTION 11. FEES AND EXPENSES. Subject to Section 16
hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP,
(iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee or the Custodian on its behalf, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

                         SECTION 12. ACCOUNTANTS' LETTERS.

                  (a) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary--The Mortgage Loans" and "The Mortgage Pool" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield, Prepayment and Maturity Considerations" in the Prospectus Supplement.

                  (b) To the extent statistical information with respect to the Mortgage Loan Seller's servicing portfolio is included in the Prospectus Supplement under the caption "Servicing of the Mortgage Loans--The Master Servicer--Delinquency and Foreclosure Experience of EMC," a letter from the certified public accountant for the Mortgage Loan Seller will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

                         SECTION 13. INDEMNIFICATION.

                  (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the MORTGAGE LOAN SELLER'S INFORMATION as identified in EXHIBIT 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

                  The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

                  (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon
(i) any untrue statement of a material fact contained in the PURCHASER'S INFORMATION as identified in EXHIBIT 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in
Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (PROVIDED, HOWEVER, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                  (d) If the indemnification provided for in paragraphs (a) and
(b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

                  (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

                         SECTION 14. NOTICES. All demands, notices and
communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, 909 Hidden Ridge Drive, Suite 200 Irving, Texas 75038, (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, (Telecopy: (212-272-7206)), Attention:
Chief Counsel; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

                         SECTION 15. TRANSFER OF MORTGAGE LOANS. The Purchaser
retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

                         SECTION 16. TERMINATION. This Agreement may be
terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

                         SECTION 17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS
TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, each of the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Replacement Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

                         SECTION 18. SEVERABILITY. If any provision of this
Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                         SECTION 19. COUNTERPARTS. This Agreement may be
executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

                         SECTION 20. AMENDMENT. This Agreement cannot be amended
or modified in any manner without the prior written consent of each party.

                         SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                         SECTION 22. FURTHER ASSURANCES. Each of the parties
agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

                         SECTION 23. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws), to the extent of its rights as a third party beneficiary hereunder. The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

                         SECTION 24. THE MORTGAGE LOAN SELLER. The Mortgage Loan
Seller will keep in full force and effect its existence, all rights and franchises as a corporation under the laws of the State of its incorporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to perform its obligations under this Agreement.

                         SECTION 25. ENTIRE AGREEMENT. This Agreement contains
the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                         SECTION 26. NO PARTNERSHIP. Nothing herein contained
shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        EMC MORTGAGE CORPORATION

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES I LLC

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT 1
                                    ---------
                            CONTENTS OF MORTGAGE FILE
                            -------------------------

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of this Agreement.

                           (i) The original Mortgage Note, including any riders thereto, endorsed without recourse to the order of "LaSalle Bank National Association", as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC Asset- Backed Certificates, Series 2005-HE2," and showing to the extent available to the Mortgage Loan Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

                           (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

                           (iii) unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage with respect to each Mortgage Loan in the name of "LaSalle Bank National Association", as Trustee for certificateholders of Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2005-HE2," which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form);

                           (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Mortgage Loan Seller, with evidence of recording thereon;

                           (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and

                           (vi) originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Purchaser may deliver a true copy thereof with a certification by the Mortgage Loan Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original,



                                      L-1-1
         which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J to the Pooling and Servicing Agreement, the Purchaser may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Purchaser, in lieu of delivering the above documents, may deliver to the Trustee and its Custodian a certification of a Servicing Officer to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Protected Account or in the Distribution Account on the Closing Date. In the case of the documents referred to in clause (x) above, the Purchaser shall deliver such documents to the Trustee or its Custodian promptly after they are received. The Mortgage Loan Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date; provided that the Mortgage Loan Seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel addressed to the Trustee delivered by the Mortgage Loan Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Mortgage Loan Seller and its successors and assigns. In the event that the Mortgage Loan Seller, the Purchaser or the Master Servicer gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Mortgage Loan Seller shall submit or cause to be submitted for recording as specified above or, should the Mortgage Loan Seller fail to perform such obligations, the Master Servicer shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust. In the event a Mortgage File is released to the Mortgage Loan Seller or the Master Servicer as a result of such Person having completed a Request for Release, the Custodian shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.


                                      L-1-2

                                    EXHIBIT 2
                                    ---------
                       MORTGAGE LOAN SCHEDULE INFORMATION
                       ----------------------------------

         The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

                       (i)     the loan sequence number;

                       (ii)    the Mortgage Loan identifying number;

                       (iii)   the EMC Loan identifying number;

                       (iv)    the current gross coupon;

                       (v)     the Servicing Fee Rate;

                       (vi)    the master servicing fee rate, if applicable;

                       (vii)   the LPMI Fee, if applicable;

                       (viii)  the Trustee Fee Rate;

                       (ix)    the current net coupon;

                       (x)     the maturity date;

                       (xi)    the original principal balance;

                       (xii)   the current principal balance;

                       (xiii)  the stated original term to maturity;

                       (xiv)   the stated remaining term to maturity;

                       (xv)    the property type;

                       (xvi)   the MIN with respect to each MOM Loan;

                       (xvii) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

                       (xviii) with respect to each Adjustable Rate Mortgage
                               Loan, the Maximum Mortgage Rate;

                       (xix) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;



                                      L-2-1

                       (xx) with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

                       (xxi) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                       (xxii)  the Loan Group; and

                       (xxiii) a code indicating whether such Mortgage Loan is a
                               first lien Mortgage Loan or a second lien
                               Mortgage Loan.


                                      L-2-2

                                    EXHIBIT 3
                                    ---------
                       MORTGAGE LOAN SELLER'S INFORMATION
                       ----------------------------------

         All information in the Prospectus Supplement described under the following captions: "SUMMARY -- The Mortgage Loans," "THE MORTGAGE POOL" and "SCHEDULE A -- Mortgage Loan Statistical Data."


                                      L-3-1

                                    EXHIBIT 4
                                    ---------
                             PURCHASER'S INFORMATION
                             -----------------------

         All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.














                                      L-4-1

                                    EXHIBIT 5
                                    ---------
                             SCHEDULE OF LOST NOTES
                             ----------------------

                             Available Upon Request









                                      L-5-1

                                    EXHIBIT 6
                                    ---------

                                                       REVISED February 07, 2005

APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code         High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 ET SEQ. Effective July
                                   16, 2003
-------------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.        Covered Loan
                                   757.01 ET SEQ.
                                   Effective June 2, 2003
-------------------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann. ss.ss.  Covered Loan
                                   5-3.5-101 ET SEQ.

                                   Effective for covered loans offered or
                                   entered into on or after January 1, 2003.
                                   Other provisions of the Act took effect on
                                   June 7, 2002
-------------------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending                High Cost Home Loan
                                   Practices Act, Conn. Gen. Stat. ss.ss.
                                   36a-746 ET SEQ. Effective October 1, 2001

-------------------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.           Covered Loan
                                   26-1151.01 ET SEQ.

                                   Effective for loans closed on or after
                                   January 28, 2003
-------------------------------------------------------------------------------------------------------------------------


                                      L-6-1

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.             High Cost Home Loan
                                   494.0078 et SEQ.

                                   Effective October 2, 2002
-------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code Ann. ss.ss.       High Cost Home Loan
Mar. 6, 2003)                      7-6A-1 ET SEQ.

                                   Effective October 1, 2002 - March 6, 2003
-------------------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act,  Ga.  Code Ann.  ss.ss.    High Cost Home Loan
- current)                         7-6A-1 ET SEQ.
                                   Effective  for loans closed on or after March 7,
                                   2003
-------------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home  Ownership  and  Equity  Protection  Act of     High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R.  ss.ss.
                                   226.32 and 226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
-------------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.  Stat.  tit.     High Risk Home Loan
                                   815, ss.ss. 137/5 ET SEQ.

                                   Effective  January 1, 2004  (prior to this date,
                                   regulations under  Residential  Mortgage License
                                   Act effective from May 14, 2001)
-------------------------------------------------------------------------------------------------------------------------
Indiana                            Indiana Home Loan  Practices Act, Ind. Code Ann.     High Cost Home Loan
                                   ss.ss. 24-9-1-1 ET SEQ.
                                   Effective for loans originated on or after
                                   January 1, 2005.
-------------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.         High Loan to Value Consumer
                                   16a-1-101 ET SEQ.                                    Loan (ID. ss. 16a-3-207) and;
                                                                                        ---------------------------------
                                   Sections 16a-1-301 and 16a-3-207 became              High APR Consumer Loan (ID. ss.
                                   effective April 14, 1999; Section 16a-3-308a         16a-3-308a)
                                   became effective July 1, 1999
-------------------------------------------------------------------------------------------------------------------------


                                     L-6-2

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.      High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 ET SEQ.
                                   Effective June 24, 2003
-------------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.    High Rate High Fee Mortgage
                                   8-101 ET SEQ.

                                   Effective September 29, 1995 and as amended
                                   from time to time
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part  32, 209 C.M.R. ss.ss.              High Cost Home Loan
                                   32.00 ET seq. and 209 C.M.R. ss.ss. 40.01
                                   ET SEQ.

                                   Effective March 22, 2001 and amended from
                                   time to time
-------------------------------------------------------------------------------------------------------------------------
                                   Massachusetts Predatory Home Loan Practices Act      High Cost Home Mortgage Loan
                                   Mass. Gen. Laws ch. 183C,  ss.ss. 1 ET SEQ.
                                   Effective November 7, 2004
-------------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.        Home Loan
                                   598D.010 ET SEQ.
                                   Effective October 1, 2003
-------------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership  Security Act of 2002,     High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective for loans closed on or after
                                   November 27, 2003
-------------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan  Protection Act, N.M. Rev.                 High Cost Home Loan
                                   Stat. ss.ss. 58-21A-1 ET SEQ.

                                   Effective  as of January 1, 2004; Revised
                                   as of February 26, 2004
-------------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                         High Cost Home Loan

                                   Effective for applications made on or
-------------------------------------------------------------------------------------------------------------------------

                                     L-6-3

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
                                   after April 1, 2003
-------------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions  and  Limitations on High Cost Home     High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E ET SEQ.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
-------------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386  (codified  in various  sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25 ET
                                   SEQ.

                                   Effective May 24, 2002
-------------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code  (codified in                   Subsection 10 Mortgage
                                   various sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
-------------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and                         High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. ss.ss. 37-23-10 ET SEQ.

                                   Effective  for loans  taken on or after
                                   January 1, 2004
-------------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,           West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.            Act Loan
                                   ss.ss. 31-17-1 ET SEQ.

                                   Effective June 5, 2002
-------------------------------------------------------------------------------------------------------------------------


STANDARD & POOR'S COVERED LOAN CATEGORIZATION
---------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                   Covered Loan
Mar. 6, 2003)                      Ann.  ss.ss.  7-6A-1 ET SEQ.
-------------------------------------------------------------------------------------------------------------------------

                                     L-6-4

-------------------------------------------------------------------------------------------------------------------------
                                   Effective October 1, 2002 - March 6, 2003
-------------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership  Security Act of 2002,     Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective November 27, 2003 - July 5, 2004
-------------------------------------------------------------------------------------------------------------------------



STANDARD & POOR'S HOME LOAN CATEGORIZATION
------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code Ann. ss.ss.       Home Loan
Mar. 6, 2003)                      7-6A-1 ET SEQ.

                                   Effective October 1, 2002 - March 6, 2003
-------------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership  Security Act of 2002,     Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective for loans closed on or after
                                   November 27, 2003
-------------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.     Home Loan
                                   58-21A-1 ET SEQ.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
-------------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions  and  Limitations on High Cost Home     Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E ET SEQ.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
-------------------------------------------------------------------------------------------------------------------------


                                     L-6-5

STANDARD & POOR'S HOME LOAN CATEGORIZATION
------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home           Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 ET SEQ.

                                   Effective for loans taken on or after
                                   January 1, 2004
-------------------------------------------------------------------------------------------------------------------------



                                     L-6-6

                                   SCHEDULE A

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                               PUBLIC CERTIFICATES
                               -------------------

           Class                          S&P                     Moody's
       ------------                 --------------           ----------------
           I-A-1                          AAA                       Aaa
           I-A-2                          AAA                       Aaa
           I-A-3                          AAA                       Aaa
          II-A-1                          AAA                       Aaa
          II-A-2                          AAA                       Aaa
          III-A-1                         AAA                       Aaa
          III-A-2                         AAA                       Aaa
            M-1                           AA                        Aa2
            M-2                            A                         A2
            M-3                           A-                         A3
            M-4                          BBB+                       Baa1
            M-5                           BBB                       Baa2
            M-6                          BBB-                       Baa3

None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

                              PRIVATE CERTIFICATES

           Class                          S&P                     Moody's
       ------------                 --------------           ----------------
            M-7                           BB+                       Ba1
            M-8                           BB                        Ba2
            CE                         Not Rated                 Not Rated
             P                         Not Rated                 Not Rated
            R-1                        Not Rated                 Not Rated
            R-2                        Not Rated                 Not Rated
            R-3                        Not Rated                 Not Rated
            RX                         Not Rated                 Not Rated




                                      L-A-1